File No. 033-45961

File No. 811-06569

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.
Post-Effective Amendment No. 158	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 158	☒

IVY FUNDS

(a Delaware statutory trust)

(Exact Name as Specified in Charter)

6300 Lamar Avenue, Overland Park, Kansas	66202-4200
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code (913) 236-2000

Philip A. Shipp

6300 Lamar Avenue

Overland Park, Kansas 66202-4200

(Name and Address of Agent for Service)

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on July 31, 2018 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

DECLARATION REQUIRED BY RULE 24f-2

The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2. Notice for the Registrant’s fiscal year ended March 31, 2018 will be filed on or around June 13, 2018.

Subject to Completion – dated May 31, 2018

Prospectus IVY FUNDS [July 31, 2018]

Ticker
	Class A	Class B	Class C	Class I	Class N	Class R	Class Y
GLOBAL/INTERNATIONAL FUND
Ivy Pzena International Value Fund	ICDAX	ICDBX	ICDCX	ICVIX	ICNGX	IYCUX	ICDYX

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

CONTENTS

SUMMARY — GLOBAL/INTERNATIONAL FUND

3	Ivy Pzena International Value Fund

9	Additional Information about Principal Investment Strategies, Other Investments and Risks

19	The Management of the Fund

19	Investment Adviser

19	Investment Subadviser

19	Management Fee

19	Portfolio Management

20	Your Account

20	Choosing a Share Class

30	Ways to Set Up Your Account (for Class A Shares)

32	Pricing of Fund Shares

33	Buying Shares

34	Selling Shares

38	Exchange Privileges

41	Distributions and Taxes

44	Financial Highlights

A-1	Intermediary Sales Charge Discounts and Waivers

2	Prospectus

Ivy Pzena International Value Fund

Objective

To seek to provide capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the Sales Charge Reductions section on page [    ] of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page [    ] of the Fund’s statement of additional information (SAI) and in Appendix A — Intermediary Sales Charge Discounts and Waivers. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class N	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%[1]	5.00%[1]	1.00%[1]	None	None	None	None
Maximum Account Fee	$20[2]	None	$20[2]	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class N	Class R	Class Y
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.50%	0.25%
Other Expenses	%	%	%	%	%	%	%
Total Annual Fund Operating Expenses	%	%	%	%	%	%	%
Fee Waiver and/or Expense Reimbursement[3,4]	%	%	%	%	%	%	%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	%	%	%	%	%	%	%

[1]	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3	Through July 31, 2019, Ivy Investment Management Company (IICO), the Fund’s investment manager, has contractually agreed to reduce the management fee paid by the Fund by an annual rate of 0.16% of average daily net assets. Prior to that date, the reduction may not be terminated by IICO or the Board of Trustees (Board).]

[4]	Through July 31, 2019, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$	$	$	$
Class B Shares
Class C Shares
Class I Shares
Class N Shares
Class R Shares
Class Y Shares

Global/International Fund	Prospectus	3

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$	$	$	$
Class B Shares
Class C Shares
Class I Shares
Class N Shares
Class R Shares
Class Y Shares

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Investment Strategies

Ivy Pzena International Value Fund invests at least 80% of its net assets in equity securities of issuers located in, or with significant business, assets, or operations in, countries throughout the world other than the United States. In managing the Fund’s assets, Pzena Investment Management, LLC (Pzena), the Fund’s subadviser, looks to invest in companies from a universe generally consisting of the 1,500 largest non-U.S. companies that it believes are undervalued on the basis of current price to an estimated normal level of earnings. The Fund generally invests up to 10% of its portfolio in emerging markets. A company is considered to be located in an emerging market country if it is organized under the laws of, or has a principal office in, an emerging country; if it has a class of securities whose principal securities market is in an emerging country; if it derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or if it maintains 50% or more of its assets in one or more emerging countries. Pzena has discretion to determine which countries are regarded as emerging markets, although those classified by Morgan Stanley Capital International (MSCI) as emerging typically will be included, together with other countries having similar characteristics.

The Fund’s portfolio generally will consist of 60 to 80 stocks identified through a research-driven, bottom-up security selection process based on fundamental research, with relative sizing based on valuation, risk and diversification. The Fund seeks to invest in stocks that, in the opinion of Pzena, sell at a substantial discount to their intrinsic value, but have solid long-term prospects. The Fund primarily invests in common stocks. From time to time, the Fund may have a significant portion of its assets invested in securities of companies in the same economic sector.

In evaluating an investment by the Fund, Pzena focuses on the company’s underlying financial condition and business prospects, considering estimated earnings, economic conditions, degree of competitive or pricing pressures and the experience and competence of management, among other factors.

In Pzena’s opinion, normal earnings provide a more accurate measure for evaluating a company’s performance by smoothing out extreme high and low periods of performance; therefore, this is the measure on which Pzena focuses. Securities considered for investment typically will include companies undergoing temporary stress in the present business environment, but where Pzena judges there is a management plan or other mechanism by which earnings can be restored to the normal level. Furthermore, Pzena seeks companies with attributes that provide downside valuation protection, such as trough levels of cash flow and liquidation value. Pzena employs a classic value investment approach for the Fund (i.e., constructing a portfolio of securities that are undervalued relative to their long-term earnings power).

Pzena’s sell discipline is guided by the same ranking system with which Pzena originally screens the investment universe. Pzena typically sells a security when it reaches the midpoint of its proprietary screening model which Pzena judges to be “fair value;” however, Pzena may hold a security beyond this point in order to maintain a desired level of diversification. Pzena also may sell a security to take advantage of what it believes are more attractive opportunities, when there is a change in company fundamentals or to raise cash.

4	Prospectus	Global/International Fund

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎	Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

∎	Financials Sector Risk. Investment risks associated with investing in securities in the financials sector, in addition to other risks, include extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financials sector. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials economic sector as a whole cannot be predicted.

∎	Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

∎	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

∎	Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

∎	Management Risk. Fund performance is primarily dependent on Pzena’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎	Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎	Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Global/International Fund	Prospectus	5

∎	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of Pzena, undervalued. The value of a security believed by Pzena to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Effective July 31, 2018, the name of the Fund changed from Ivy Cundill Global Value Fund to Ivy Pzena International Value Fund. The Fund also changed its investment strategy to invest in equity securities of issuers located in, or with significant business, assets, or operations in, countries throughout the world other than the United States. The Fund’s performance prior to July 31, 2018 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was [ ]% (the [ ] quarter of 20[ ]) and the lowest quarterly return was [ ]% (the [ ] quarter of 20[ ]). The Class A return for the year through June 30, 2018 was [ ]%.

Average Annual Total Returns

as of December 31, 2017	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	9.59%	6.00%	2.72%
Return After Taxes on Distributions	9.37%	5.90%	2.65%
Return After Taxes on Distributions and Sale of Fund Shares	5.59%	4.68%	2.12%
Class B
Return Before Taxes	[ ]%	[ ]%	[ ]%
Class C
Return Before Taxes	[ ]%	[ ]%	[ ]%
Class I (began on 04-02-2007)
Return Before Taxes	[ ]%	[ ]%	[ ]%
Class N (began on 07-31-2014)
Return Before Taxes	[ ]%	[ ]%	[ ]%
Class R (began on 12-19-2012)

6	Prospectus	Global/International Fund

as of December 31, 2017	1 Year	5 Years	10 Years (or Life of Class)
Return Before Taxes	[ ]%	[ ]%	[ ]%
Class Y
Return Before Taxes	[ ]%	[ ]%	[ ]%

Indexes	1 Year	5 Years	10 Years
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes) (The Fund’s benchmark changed from MSCI ACWI Value Index, effective July 31, 2018. IICO believes that the MSCI EAFE Index is more reflective of the types of securities in which the Fund invests than the MSCI ACWI Value Index.	25.03%	7.90%	1.94%
MSCI ACWI Value Index (reflects no deduction for fees, expenses or taxes)	18.27%	9.46%	3.63%
Lipper Global Multi-Cap Value Funds Universe Average (net of fees and expenses)	18.87%	9.79%	4.50%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO) and subadvised by Pzena Investment Management, LLC (Pzena).

Portfolio Managers

Each of John P. Goetz, Managing Principal, Co-Chief Investment Officer and Portfolio Manager of Pzena, Caroline Cai, CFA, Principal and Portfolio Manager of Pzena, and Allison J. Fisch, Principal and Portfolio Manager of Pzena, has managed the Fund since July 2018.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WI Services Company (WISC) if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), by telephone (Class A, B and C shares: 800.777.6472) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (Class A, B and C shares). If your shares are not held in a Direct Account (such as for Class N shares and Class R shares, etc.), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges. Purchases and redemptions of Fund shares in Direct Accounts through Waddell & Reed, Inc. (Waddell & Reed) as your broker will be reviewed by Waddell & Reed to ensure they are in good order and then forwarded to WISC and will be processed at the Fund’s NAV per share next calculated after your order is received in proper form by WISC.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N, Class R and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Global/International Fund	Prospectus	7

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

8	Prospectus	Global/International Fund

Additional Information about Principal Investment Strategies, Other Investments and Risks

Ivy Pzena International Value Fund: Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of issuers located in, or with significant business, assets, or operations in, countries throughout the world other than the United States. In managing the Fund’s assets, Pzena Investment Management, LLC (Pzena), the Fund’s subadviser, looks to invest in companies from a universe generally consisting of the 1,500 largest non-U.S. companies that it believes are undervalued on the basis of current price to an estimated normal level of earnings. The Fund generally invests up to 10% of its portfolio in emerging markets, including frontier markets. A company is considered to be located in an emerging market country if it is organized under the laws of, or has a principal office in, an emerging country; if it has a class of securities whose principal securities market is in an emerging country; if it derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or if it maintains 50% or more of its assets in one or more emerging countries. Pzena has discretion to determine which countries are regarded as emerging markets, although those classified by Morgan Stanley Capital International (MSCI) as emerging typically will be included, together with other countries having similar characteristics.

The Fund’s portfolio generally will consist of 60 to 80 stocks identified through a research-driven, bottom-up security selection process based on fundamental research, with relative sizing based on valuation (price to normal earnings), risk (potential range of outcomes, leverage and trailing 12-month price volatility) and diversification (sector/industry and country/region). The Fund seeks to invest in stocks that, in the opinion of Pzena, sell at a substantial discount to their intrinsic value, but have solid long-term prospects. The Fund primarily invests in common stocks and also may invest in depositary receipts, foreign companies that trade on a U.S. stock exchange, participatory notes, rights, warrants, REITs, publicly traded partnerships and other equity-like securities, including, but not limited to, preferred stocks and convertible securities. The Fund may invest in foreign currency exchange transactions. In addition, the Fund may invest in exchange-traded funds (ETFs). From time to time, the Fund may have a significant portion of its assets invested in securities of companies in the same economic sector.

In evaluating an investment for the Fund, Pzena focuses on the company’s underlying financial condition and business prospects, considering estimated earnings, economic conditions, degree of competitive or pricing pressures and the experience and competence of management, among other factors.

In Pzena’s opinion, normal earnings provide a more accurate measure for evaluating a company’s performance by smoothing out extreme high and low periods of performance; therefore, this is the measure on which Pzena focuses. Securities considered for investment typically will include companies undergoing temporary stress in the present business environment, but where Pzena judges there is a management plan or other mechanism by which earnings can be restored to the normal level. Furthermore, Pzena seeks companies with attributes that provide downside valuation protection, such as trough levels of cash flow and liquidation value. Pzena employs a classic value investment approach for the Fund (i.e., constructing a portfolio of securities that are undervalued relative to their long-term earnings power). Pzena’s investment philosophy is to buy good businesses when they go on sale. Pzena generally seeks to invest in companies with the following characteristics:

∎	low price relative to the company’s normal earnings power;

∎	current earnings that are below normal;

∎	management has a sound plan for earnings recovery;

∎	the business has a history of earning attractive long-term returns; and

∎	there appears to be tangible downside protection.

Pzena begins its investment and research process by screening companies through its proprietary computer model to identify the deepest value portion of the investment universe, which then becomes the focus of Pzena’s research efforts. After screening, Pzena conducts intensive fundamental research in order to understand the earnings power of the business, the obstacles that it faces and its plans for recovery. Pzena’s portfolio managers and in-house research analysts draw on diverse sources of information such as company reports; research from brokers or investment firms; press releases; prospectuses; SEC filings; financial and trade newspapers and magazines; government and trade association data; scholarly journals; on-line quotation services and databases compiled by government agencies and others; and meetings with management, suppliers, clients, competitors and industry consultants. After completing the initial screening, Pzena performs in-depth analysis that often includes discussions with senior company management and/or onsite visits. After an investment is made, there is ongoing evaluation, as Pzena continuously monitors and evaluates each investment to assess new information.

Pzena’s sell discipline is guided by the same ranking system with which Pzena originally screens the investment universe. Pzena typically sells a security when it reaches the midpoint of its proprietary screening model which Pzena judges to be “fair value;” however, Pzena may hold a security beyond this point in order to maintain a desired level of diversification. Pzena also may sell a security to take advantage of what it believes are more attractive opportunities, when there is a change in company fundamentals or to raise cash.

Prospectus	9

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

When Pzena believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which Pzena believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. Defensive strategies are geared around the style and disciplined approach to investing, whereby investments are bought at an appropriate discount to intrinsic value and are sold when they reach that value or are sold if intrinsic value declines towards current market price. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Pzena International Value Fund is subject to various risks, including the following:

∎ Company Risk ∎ Emerging Market Risk ∎ Financials Sector Risk ∎ Foreign Currency Risk ∎ Foreign Exposure Risk	∎ Foreign Securities Risk ∎ Management Risk ∎ Market Risk ∎ Sector Risk ∎ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Pzena International Value Fund may be subject to other, non-principal risks, including the following:

∎  Convertible Security Risk

∎  Depositary Receipts Risk

∎  Derivatives Risk

∎  Foreign Currency Exchange Transactions and
Forward Foreign Currency Contracts Risk

∎  Frontier Market Risk

∎  Investment Company Securities Risk

∎  Large Company Risk

∎ Liquidity Risk ∎ Mid Size Company Risk ∎ Participatory Note Risk ∎ Preferred Stock Risk ∎ Redemption Risk ∎ REIT-Related Risk ∎ Securities Lending Risk ∎ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Additional Information

The objective and investment policies of the Fund may be changed by the Board without a vote of the Fund’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI. Shareholders, however, will be given prior written notice, typically at least 60 days in advance, of any material change in the Fund’s objective.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund’s investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market and may be overweight or underweight sectors as compared to its benchmark index.

To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to developments that significantly affect those sectors. Alternatively, the lack of exposure to one or more sectors may adversely affect performance. Performance of the Fund also will depend on the skill of IICO or Pzena (hereinafter referred to collectively as the Investment Manager), in selecting investments. As with any mutual fund, you could lose money on your investment. There is no guarantee that the Fund will achieve its objective.

The Fund also may invest in and use certain other types of securities and instruments in seeking to achieve its objective. For example, the Fund may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much the Fund invests or uses these strategies, these special risks may become significant and thus affect the performance of the Fund.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that the Fund invests in securities that are backed by pools of mortgage loans, the risk to the Fund may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

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The Fund may actively trade securities in seeking to achieve its objective. Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund’s market capitalization target of the securities in the Fund’s portfolio, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase net realized gains that the Fund must distribute for Federal tax purposes.

The Fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, Pzena may invest a portion of the Fund’s assets in cash or cash equivalents if Pzena is unable to identify and acquire a sufficient number of securities that meet Pzena’s selection criteria for implementing the Fund’s investment objective, strategies and policies, or for other reasons.

The Fund and its service providers, may be prone to operational and information security risks resulting from, among other problems, human errors, systems and technology disruptions or failures, or breaches in cybersecurity. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to Fund assets, customer data or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cybersecurity breaches affecting the Fund, IICO, Pzena, the Fund’s custodian, the Fund’s transfer agent, intermediaries and other third-party service providers may adversely impact the Fund and its shareholders. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, including the ability to buy and sell shares, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund or its service providers to regulatory fines or financial losses and/or cause reputational damage. The Fund also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such companies to lose value. In addition, adverse consequences could result from cybersecurity incidents affecting counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties.

You will find more information in the SAI about the Fund’s permitted investments, policies and strategies, as well as the restrictions that apply to them.

A description of the Fund’s policies and procedures with respect to the disclosure of its securities holdings is available in the SAI.

Portfolio holdings may be found at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings for the Fund for the first and third quarters of each fiscal year is filed with the SEC on the Trust’s (as defined herein) Form N-Q. These holdings may be viewed in the following ways:

∎	On the SEC’s website at http://www.sec.gov.

∎	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

A complete schedule of portfolio holdings also is included in the Fund’s Annual and Semiannual Reports to shareholders.

Exclusion of IICO from Commodity Pool Operator Definition

With respect to the Fund, IICO has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, IICO is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps. See Additional Information about Principal Investment Strategies, Other Investments and Risks — Defining Risks — Derivatives Risk for more information on those limits. Because IICO intends to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved IICO’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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Defining Risks

Company Risk — A company may be more volatile or perform worse than the overall market. This may be a result of specific factors such as adverse changes to its business due to the failure of specific products or management strategies, or it may be due to adverse changes in investor perceptions about the company.

Convertible Security Risk — A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Depositary Receipts Risk — Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) generally are subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Portfolio will be subject to the currency risk of both the investment in the depositary receipt and the underlying security.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the counter (OTC) (privately negotiated between two parties). Futures contracts, options and swaps are common types of derivatives that the Fund occasionally may use. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “swaps” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). Certain standardized swaps are, and more OTC derivatives in the future will be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of Pzena as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that the Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase the Fund’s investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund also may remain obligated to meet margin requirements until a derivatives position is closed.

When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

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Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging The Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift the Fund’s investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, the Fund will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, the Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to the Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that Pzena reasonably believes are capable of performing under the contract. Pzena may seek to manage counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately will require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or futures commission merchant through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions, or could limit the Fund’s ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator under the Commodity Exchange Act (CEA). Under these amendments, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless Pzena has registered as a commodity pool operator. Pzena, in its management of the Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, IICO has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the CEA and the regulations thereunder.

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Complying with those de minimis trading limitations may restrict Pzena’s ability to use derivatives as part of the Fund’s investment strategies. Although Pzena believes that it will be able to execute the Fund’s investment strategies within the de minimis trading limitations, the Fund’s performance could be adversely affected. In addition, the Fund’s ability to use certain derivative instruments may be limited by tax considerations.

Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.

Financials Sector Risk — Investment risks associated with investing in securities in the financials sector, in addition to other risks, include extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financials sector. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials economic sector as a whole cannot be predicted.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — The Fund may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent Pzena’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. The Fund may use derivatives to manage its foreign currency risk. Derivatives on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-U.S. currency movement.

Foreign Exposure Risk — The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

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Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the U.S. markets.

Other factors that can affect the value of the Fund’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of fund transactions also may be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that the Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, the Fund, at times, may concentrate its investment in securities of companies located in a specific geographic region. To the extent the Fund does so, it may face more risks than funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries. Additionally, eastern European markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

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The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. The risk of investing in Europe may be heightened due to the United Kingdom’s vote in June 2016 to exit the EU and the United Kingdom’s subsequent notification in March 2017 to the European Council that it intends to withdraw from the EU within the next two years.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. Political movements, as well as policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund when investing in this region. The possibility of the renegotiation of NAFTA among those countries, as well as the potential for imposition of tariffs (such as the U.S. tariff imposed on imports of Canadian lumber in April 2017), may result in additional volatility in the region.

Frontier Market Risk — Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to more developed market countries) and, as a result, the Fund’s exposure to risks associated with investing in emerging market countries are magnified when the Fund invests in frontier market countries. The increased risks include: the potential for extreme price volatility and illiquidity in frontier market countries; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. Securities issued by foreign governments or companies in frontier market countries are even more likely than emerging market securities to have greater exposure to the risks of investing in foreign securities that are described above in Foreign Securities Risk.

Investment Company Securities Risk — The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

The Fund may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, the Fund’s purchases of shares of such ETFs are subject to the Fund’s investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by the Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease the Fund’s exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in the Fund bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

Large Company Risk — Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

16	Prospectus

Liquidity Risk — Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. In addition, with regard to fixed-income securities, market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the returns of the Fund if it invests in such securities.

Management Risk — Pzena applies the Fund’s investment strategies and selects securities for the Fund in seeking to achieve the Fund’s investment objective. There can be no guarantee that its decisions will produce the desired results, and securities selected by the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective of the Fund. In general, investment decisions made by Pzena may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Fund to perform less favorably than other mutual funds with similar investment objectives.

Market Risk — Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. The value of assets or income from the Fund’s investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. In addition, prices are affected by the outlook for overall corporate profitability. In the municipal securities markets, securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a fund of such securities may underperform the market as a whole. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Since the financial crisis that started in 2008, the U.S. and many global economies continue to experience its aftereffects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Liquidity in some markets has decreased. Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords (Basel III), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken a number of steps in an attempt to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces or to project the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the European debt crisis. This debt crisis and the ongoing efforts of governments around the world to address it have resulted, and may in the future result, in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

The amount of fixed-income securities held across all mutual funds was recently at very high levels, while the ability or willingness of broker- dealer firms and other institutional investors to absorb all of the fixed-income securities held by funds remains unclear. If investors move out of fixed-income securities on a large scale, this combination of factors may result in heightened volatility and reduced liquidity.

Furthermore, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

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Mid Size Company Risk — Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Participatory Note Risk — Although Participatory Notes (P-Notes) seek to offer a return linked to a particular underlying equity security, the P-Note’s performance may differ due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with the Fund.

Preferred Stock Risk — Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Redemption Risk — The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

REIT-Related Risk — The value of the Fund’s investments in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT Federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Internal Revenue Code of 1986, as amended (Code)) or changes in laws and/or rules related to that status; or (3) the REIT’s failure to maintain its exemption from registration under the 1940 Act. In addition, the Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Sector Risk — At times, the Fund may have a significant portion of their assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Securities Lending Risk — Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Small Company Risk — Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of Pzena, undervalued. The value of a security believed by Pzena to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

18	Prospectus

The Management of the Fund

INVESTMENT ADVISER

The Fund is managed by Ivy Investment Management Company (IICO), subject to the authority of the Board. IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO is an SEC-registered investment adviser with approximately $[    ] billion in assets under management as of March 31, 2018 and serves as the investment manager and as such provides investment advice to, and supervises the investments for, each of the funds within the Ivy Funds, which, prior to April 1, 2010, was comprised of funds from both Ivy Funds, Inc. (a Maryland corporation) and Ivy Funds (a Massachusetts business trust) that IICO managed dating back to December 2002. On April 1, 2010, Ivy Funds, a Delaware statutory trust (Trust), succeeded to both of those entities. IICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

IICO and the Trust have received “manager of managers” exemptive relief from the SEC (the Order) that permits IICO, subject to the approval of the Board (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, IICO or any subadviser), to appoint an unaffiliated investment subadviser or to materially amend the terms of an investment subadvisory agreement with an unaffiliated investment subadviser for the Fund without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by the Fund). Prior to relying on the Order, a fund must receive approval of its shareholders. The Order permits the Fund to add or to change unaffiliated investment subadvisers or to change the fees paid to such investment subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, IICO has the ultimate responsibility (subject to oversight by the Board) to oversee any investment subadvisers and recommend their hiring, termination and replacement, and IICO may, at times, recommend to the Board that the Fund change, add or terminate its investment subadviser; continue to retain its investment subadviser even though the investment subadviser’s ownership or corporate structure has changed; or materially change the investment subadvisory agreement with its investment subadviser. The Fund will notify shareholders of any change in the identity of an investment subadviser or the addition of an investment subadviser to the Fund.

Shareholders of the Fund have approved the use of the Order. Accordingly, the Fund may rely on the Order.

INVESTMENT SUBADVISER

Pzena Investment Management, LLC (Pzena), an investment adviser located at 320 Park Avenue, 8th Floor, New York, New York 10022, serves as investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Pzena International Value Fund pursuant to an agreement with IICO. Pzena had approximately $37.7 billion in assets under management as of March 31, 2018. Pzena is responsible for the overall management of the Fund’s portfolio of investments (other than the investment of cash on hand), including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies.

MANAGEMENT FEE

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund’s assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to IICO for providing investment advice and supervising its investments. IICO uses a portion of the applicable fee to pay Pzena for the performance of the delegated services. The Fund also pays other expenses, which are explained in the SAI.

[The management fee, accrued daily, is payable by the Fund at the annual rates of: 1.00% of net assets up to $500 million; 0.85% of net assets over $500 million and up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; 0.76% of net assets over $3 billion and up to $5 billion; 0.73% of net assets over $5 billion and up to $10 billion; and 0.70% of net assets over $10 billion.]

A discussion regarding the basis for the approval by the Board of the advisory and subadvisory contracts for Ivy Pzena International Value Fund will be available in the Fund’s Semiannual Report to Shareholders for the period ended September 30, 2018.

PORTFOLIO MANAGEMENT

John P. Goetz, Caroline Cai, CFA, and Allison J. Fisch are primarily responsible for the day-to-day portfolio management of the Fund, and each has held his/her Fund responsibilities since July 2018. Mr. Goetz is a Portfolio Manager, Managing Principal and Co-Chief Investment Officer of Pzena. He joined Pzena in 1996 as Director of Research and has been Co-Chief Investment Officer since 2005. Mr. Goetz earned a B.A. in Mathematics and Economics from Wheaton College, and an M.B.A. from the Kellogg School at Northwestern University.

Ms. Cai is a Portfolio Manager, Principal, and Senior Research Analyst of Pzena. She joined Pzena in 2004 as a Portfolio Manager. Ms. Cai earned a B.A. in Economics from Bryn Mawr College. She is a Chartered Financial Analyst.

Ms. Fisch is a Portfolio Manager, Principal, and Senior Research Analyst of Pzena. She joined Pzena in 2001. Ms. Fisch earned a B.A. in Psychology from Dartmouth College.

Additional information regarding the portfolio managers of the Fund, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities, is included in the SAI.

Other members of IICO’s and Pzena’s investment management departments provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund’s investments.

Prospectus	19

Your Account

CHOOSING A SHARE CLASS

Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of the Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount over a shorter term, you may want to consider Class C shares (if investing for fewer than five years). Class C shares are not available for investments of $1 million or more. Such requests to purchase Class C shares automatically will be treated as a request to purchase Class A shares. Class I shares, Class N shares, Class R shares and Class Y shares are described below. Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in the Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A	Class B1	Class C

Initial sales charge	N/A	No initial sales charge

1.00% deferred sales charge[2]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within 12 months after purchase

Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%	Maximum distribution and service (12b-1) fees of 1.00%

	Converts to Class A shares eight years from the month in which the shares were purchased, thus reducing future annual expenses	With certain exceptions, converts to Class A shares ten years from the month in which the shares were purchased, thus reducing future annual expenses

[1]	The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

[2]	A 1% CDSC is only imposed on Class A shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares through a financial intermediary. Different intermediaries may impose different sales charges (including potential reduction in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled Intermediary Sales Charge Discounts and Waivers. Appendix A is incorporated herein by reference (is legally a part of this prospectus).

Rule 12b-1 Distribution and Service Plan

The Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B, Class C, Class R and Class Y shares. Class I shares and Class N shares are not covered under the Plan. Such Plans permit the Fund to pay marketing and other fees to support the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisors or financial intermediaries. Under the Plan, the Fund may pay IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class A shares. This fee is to compensate IDI for, either directly or through third parties, distributing the Fund’s Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts.

Under the Plan, the Fund may pay IDI, on an annual basis, a maximum service fee of 0.25% of the average daily net assets of Class B and Class C shares to compensate IDI for, either directly or through third parties, providing personal service to shareholders of those classes and/or maintaining shareholder accounts for those classes and a maximum distribution fee of up to 0.75% of the average daily net assets of those classes to compensate IDI for, either directly or through third parties, distributing shares of those classes. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to IDI by the Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by IDI with respect to the Fund’s Class B or Class C shares would exceed the maximum amount of such charges that IDI is permitted to receive under the rules of the Financial Industry Regulatory Authority, Inc. (FINRA) as then in effect.

Under the Plan, the Fund is authorized to pay IDI an amount not to exceed 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IDI for, either directly or through third parties, distributing the Class R shares of the Fund, providing personal service to Class R shareholders and/or encouraging and fostering the maintenance of shareholder accounts of the Class R shares of a Fund. The amounts shall be payable to IDI daily or at such other intervals as the Board may determine.

20	Prospectus

Under the Plan, the Fund may pay IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IDI for, either directly or through third parties, distributing the Class Y shares of the Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Since these fees are paid out of the Fund’s assets or income on an ongoing basis, over time they will increase the cost, and reduce the return, of an investment. The higher fees for Class B and Class C shares may result in a lower NAV than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

Class A Shares

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. The shares’ offering price includes this initial sales charge. As noted, Class A shares under the Plan pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of Class A shares are lower than those for Class B or Class C shares and typically higher than those for Class I or Class Y shares.

Calculation of Sales Charges on Class A Shares

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	5.75%	6.10%	5.00%
$50,000 to less than $100,000	5.25	5.54	4.50
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]	Due to the rounding of the NAV and the offering price of the Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.
[2]	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

IDI may pay broker-dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

IDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of the Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Fund purchased by customers of such broker-dealers without payment of a sales charge. Please see Additional Compensation to Intermediaries for more information.

Sales Charge Reductions

Lower sales charges on the purchase of Class A shares are available by:

∎	Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in the Ivy Funds and/or the InvestEd Portfolios with (i) the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see Account Grouping below) and (ii) the NAV of any class of shares of any of the funds in the Ivy Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed. If your shares are held in an account directly with the Ivy Funds, you must inform WISC that you are entitled to a reduced sales charge and provide WISC with the name and number of the existing account(s) with which your purchase may be combined to be entitled to Rights of Accumulation. If your shares are held in an omnibus account through a financial intermediary, you must notify the intermediary of your eligibility for Rights of Accumulation at the time of your purchase. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals.

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∎	Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds in the Ivy Funds held in any MAP or SPA program through Waddell & Reed, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If IDI reimburses the sales charge for purchases prior to receipt by WISC of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at five percent (5%) of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in this Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in this Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within the Ivy Funds and/or the InvestEd Portfolios will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed will not be considered for purposes of meeting the terms of an LOI.

∎	Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds in the Ivy Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (for example, you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

With respect to purchases under retirement plans:

1.	All purchases of Class A shares made under an employee benefit plan described in Section 401(a) of the Code, including a 401(k) plan (Qualified Plan), that is maintained by an employer and all plans of any one employer or affiliated employers also will be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) also may be grouped.

2.	All purchases of Class A shares made under a simplified employee pension plan (SEP IRA), Savings Incentive Match Plan for Employees (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with other accounts of the individual employees. If evidence of either election is not received by WISC, purchases will be grouped at the plan level.

3.	All purchases of Class A shares made by you or your spouse for your or your spouse’s IRA or salary reduction plan accounts under Section 457(b) or Section 403(b) of the Code, may be grouped, as well as your or your spouse’s employee benefit plan account under Section 401(a) of the Code, including a 401(k) plan, provided that you and your spouse are the only participants in the plan.

In order for an eligible purchase to be grouped, you must advise WISC (or your financial intermediary, if your shares are held in an omnibus account through such intermediary) at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

22	Prospectus

Shares of Ivy Government Money Market Fund or Ivy Cash Management Fund are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A or Class E shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

∎	Shareholders investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers.

∎	Current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or one of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and certain retired employees of IDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of Waddell & Reed, and former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are transferring plan assets into an IRA through Waddell & Reed.

∎	Trustees, officers, directors or employees of Minnesota Life or any affiliated entity of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children’s spouses and spouse’s parents of each, including purchases into certain retirement plans and certain trusts for these individuals.

∎	Clients of those financial intermediaries that have entered into an agreement with IDI and that have been approved by IDI to offer Class A shares to self-directed brokerage accounts (that may or may not charge transaction fees to those clients).

∎	Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which IICO has entered into subadvisory agreements.

∎	Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker-dealers with which IDI has entered into selling agreements.

∎	Sales representatives and employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with Legend Group Holdings LLC and its subsidiaries.

∎	Participants in employee benefit plans described in Section 401(a) (including a 401(k) plan) or 457(b) of the Code, where the plan has 100 or more eligible participants, and the Fund’s shares are held in individual plan participant accounts on the Fund’s records.

∎	Shareholders/participants (other than those shareholders/participants whose shares are held in an omnibus account) reinvesting into any account the proceeds of redemptions from employee benefit plans described in Sections 401(a), 403(b) or 457(b) of the Code, where the shares were originally invested in Class I or Y shares.

∎	Purchases by participants in a multi-participant employee benefit plan described in Sections 401(a), 403(b) or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm, unless IDI has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver.

∎	Shareholders/participants (other than those whose shares are held in an omnibus account) reinvesting into any other account they own directly with Ivy Funds, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1⁄2 from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code, and IRA accounts under Section 408 of the Code, provided such reinvestment is made within 60 calendar days of receipt of the required minimum distribution.

∎	Retirement plan accounts held in, and shareholders investing through direct transfers from, the Waddell & Reed Advisors Retirement Plan, Resource Plan, Innovator Advantage Plan and Flexible Advantage Plan offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB (Nationwide Retirement Plans), or in and from the Waddell & Reed Advisors Express Plan, Select Plan, and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company (Securian Retirement Plans), provided that for shareholders investing through direct transfers from a Nationwide Retirement Plan or Securian Retirement Plan, such retirement plan was assigned to Waddell & Reed as the broker-dealer of record for such retirement plan at the time of transfer.

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∎	Shareholders (other than shareholders whose shares are held in an omnibus account) purchasing into accounts that owned shares of any fund within the Ivy Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date.

For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. The Fund reserves the right to modify or waive the above policies at any time. For purposes of the above waivers, except as otherwise specifically set forth herein, the term “employee benefit plan” does not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, owner-only 401(k) plan accounts, owner-only 401(a) accounts, SEP IRAs, SIMPLE IRAs, SARSEPs, individual 403(b) and 457(b) accounts, 529 accounts or similar accounts.

Sales Charge Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

∎	Exchange of Class A shares of any fund within Ivy Funds or shares of any fund within InvestEd Portfolios if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

∎	Reinvestment once each calendar year of all or part of the proceeds of redemptions of your Class A shares into the same fund and account from which the shares were redeemed, if the reinvestment is made within 60 calendar days of the fund’s receipt of your redemption request (minimum investment amounts will apply). Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by employers on behalf of their employees are not eligible for purchases at NAV under this policy.

∎	Payments of Principal and Interest on Loans made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan, (i) if such loans are permitted by the plan and the plan invests in shares of the same fund and (ii) a sales charge was previously paid on those shares.

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers also is available, free of charge, at www.ivyinvestments.com, including hyperlinks to facilitate access to this information. You also will find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to IDI, as further described below. The purpose of the CDSC is to compensate IDI for the costs incurred by it in connection with the sale of the Fund’s Class B or Class C shares or certain Class A shares. IDI paid 4.00% of the amount invested to third-party broker-dealers who sold Class B shares and pays 1.00% of the amount invested to third-party broker-dealers who sell Class C shares of the Fund at the time of sale. For certain clients of non-affiliated third-party broker-dealers and under certain circumstances, IDI will pay the full Class C distribution and service fee to such broker-dealers beginning immediately after purchase in lieu of paying the up-front compensation described above of 1.00% of the amount invested. This may depend on the policies, procedures and trading platforms of your financial intermediary. Please consult your financial advisor.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares that represent reinvested dividends and other distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, the Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

The CDSC for Class A shares that are subject to a CDSC will not apply in the following circumstances:

∎	redemptions that result from the death of all registered account owners or, for an account in an employer-sponsored plan, the death of a participant. The death must have occurred after the account was established with IDI

∎	redemptions that result from the disability of the account owner. The disability must have occurred after the account was established with IDI

24	Prospectus

∎	redemptions of shares (1) from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) or an IRA under Section 408 of the Code made to satisfy required minimum distributions or in connection with the distribution of excess contributions; (2) resulting from the death or disability of an employee participating in an employee benefit plan identified above; or (3) by a tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper

∎	redemptions of shares purchased by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or one of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and certain retired employees of IDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

∎	redemptions of shares made pursuant to a shareholder’s participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)

∎	redemptions the proceeds of which are reinvested within 60 calendar days in shares of the same class of the Fund as that redeemed

∎	for clients of non-affiliated third party broker-dealers, redemptions of Class A shares for which the broker-dealer was not paid an up-front commission by IDI

∎	redemptions, the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the funds within the Ivy Funds, as directed by the redeeming shareholder, through retirement plan accounts held in Nationwide Retirement Plans or in Securian Retirement Plans

∎	the exercise of certain exchange privileges as described herein

∎	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $650

∎	redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund

These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.

Class B Shares

The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges from Class B shares of another Fund within Ivy Funds.

Class B shares were not subject to an initial sales charge when you bought them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below, which will be applied to the lesser of the then-current market value or the cost of the shares being redeemed. As noted earlier, Class B shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made. For example, if a shareholder opened an account on February 15, 2015, then redeems all Class B shares on February 15, 2019, the shareholder will pay a CDSC of 2.00%, the rate applicable to redemptions made within the fifth year of purchase.

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Class C Shares

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of the then-current market value or the cost of the shares being redeemed. As noted above, Class C shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. In general, Class C shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. However, Class C shares that have been held for fewer than 10 years also will convert to Class A shares if (i) the Class C shares are not subject to a CDSC, and (ii) a commission was not paid on the sale of such shares. All conversions from Class C shares to Class A shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes. For investors invested in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C shares to Class A shares shall not apply to shares held through intermediaries that do not track the length of time that a participant has held such shares.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Fund’s records, and it will be the broker-dealer’s responsibility to apply the limitation for such purchases.

The Fund reserves the right to modify or waive the above policies at any time.

The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

∎	redemptions that result from the death of all registered account owners or, for an account in an employer-sponsored plan, the death of a participant. The death must have occurred after the account was established with IDI

∎	redemptions that result from the disability of the account owner. The disability must have occurred after the account was established with IDI

∎	redemptions of shares (1) from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) or an IRA under Section 408 of the Code made to satisfy required minimum distributions or in connection with the distribution of excess contributions; (2) resulting from the death or disability of an employee participating in an employee benefit plan identified above; or (3) by a tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper

∎	redemptions of shares purchased by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or one of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and certain retired employees of IDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

∎	redemptions of shares made pursuant to a shareholder’s participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)

∎	redemptions the proceeds of which are reinvested within 60 calendar days in shares of the same class of the Fund as that redeemed

∎	for clients of non-affiliated third party broker-dealers, redemptions of Class C shares for which the broker-dealer was not paid an up-front commission by IDI

∎	for clients of non-affiliated third party broker-dealers, redemptions of Class A shares for which the broker-dealer was not paid an up-front commission by IDI

∎	redemptions, the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the funds within the Ivy Funds, as directed by the redeeming shareholder, through retirement plan accounts held in Nationwide Retirement Plans or in Securian Retirement Plans

26	Prospectus

∎	the exercise of certain exchange privileges as described herein

∎	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $650

∎	redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund

These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.

The CDSC for Class E shares (when offered) that are subject to a CDSC will not apply in the following circumstances:

∎	redemptions that result from the death of all registered account owners or, for an account in an employer-sponsored plan, the death of the participant. The death must have occurred after the account was established with IDI

∎	redemptions that result from the disability of the account owner. The disability must have occurred after the account was established with IDI

∎	redemptions of shares purchased for Ivy InvestEd Plan accounts held by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or any of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and certain retired employees of IDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

∎	redemptions of shares for the purpose of complying with the excess contribution limitations prescribed by the Program if the excess contributions are rolled over to another Ivy InvestEd Plan account for a different “designated beneficiary” (as defined in the Code) (Designated Beneficiary)

∎	redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed

∎	the exercise of certain exchange privileges as described herein

∎	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $650

These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.

Class I Shares

Class I shares are sold without any front-end sales load or contingent deferred sales charges. Class I shares do not pay an annual 12b-1 distribution and/or service fee. Class I shares are available for purchase only by:

∎	funds of funds

∎	participants of employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code, when the shares are held in an omnibus account on the Fund’s records, and an unaffiliated third party provides administrative and/or other support services to the plan

∎	certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Fund

∎	endowments, foundations, corporations and high net worth individuals using a trust or custodial platform

∎	investors participating in ‘wrap fee’ or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with IDI

∎	participants of the Waddell & Reed Financial, Inc. retirement plans

∎	clients investing via any MAP or SPA program available through Waddell & Reed

The Fund reserves the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. The Fund and IDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Prospectus	27

Class N Shares

Class N shares are sold without any front-end sales load or contingent deferred sales charges and do not pay an annual 12b-1 distribution and/or service fee. Class N shares generally are available only where plan level or omnibus accounts (and not individual participant accounts) are shown on the books of the Fund and where an unaffiliated third-party intermediary provides administrative, distributive and/or other support services.

Class N shares generally are available for purchase by or through:

∎	fee-based programs sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with IDI; financial intermediaries that have been approved by, and that have an agreement with, IDI to offer Class N shares to self-directed investment brokerage accounts that may charge a transaction fee; certain registered investment advisers and other intermediaries approved by IDI; or a no-load network or platform sponsored by a financial intermediary where IDI has entered into an agreement with the intermediary

∎	employee benefit plans established under Section 401(a), 403(b) or 457(b) of the Code; non-qualified deferred compensation plans and certain voluntary employee benefit associations and post-retirement benefit plans; and defined benefit plans and other accounts (including Rollover IRAs) or plans whereby Class N shares are held on the books of the Fund through omnibus accounts and the plan sponsor or financial intermediary has entered into an agreement with IDI to offer Class N shares to such accounts or plans

∎	institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations, with a minimum investment amount of $1,000,000

∎	participants of the Waddell & Reed Financial, Inc. retirement plans

∎	fund of funds

The Fund reserves the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for investors that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund and IDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such different requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class R Shares

Class R shares are sold without any front-end sales load or contingent deferred sales charges.

Class R shares generally are only available to employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code and non-qualified deferred compensation plans. Class R shares also are generally sold through, and held by, unaffiliated third parties whose platforms provide administrative, distributive and/or other support services to the plan investing in the Class R shares. Class R shares generally are available where plan level or omnibus accounts (and not individual participant accounts) are shown on the books of the Fund. Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings accounts, owner-only 401(k)s, SEP IRAs, SARSEPs, SIMPLE IRAs, individual 403(b) and 457(b) plans and 529 accounts.

The Fund reserves the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund and IDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class Y Shares

Class Y shares are not subject to a sales charge. Class Y shares do however pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets. Class Y shares are only available for purchase by:

∎	participants of employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code for which an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan

∎	shareholders investing in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees, through certain investment advisers and broker-dealers, including banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers, and for which entity an unaffiliated third party provides administrative, distribution and/or other support services

28	Prospectus

∎	government entities or authorities and corporations whose investment within the first 12 months after initial investment is $10 million or more and to which entity an unaffiliated third party intermediary provides certain administrative, distribution and/or other support services

∎	clients of financial intermediaries who have self-directed brokerage accounts (that may or may not charge transaction fees to those clients), provided that such financial intermediaries have entered into an agreement with IDI and have been approved by IDI to offer Class Y shares within such self-directed brokerage accounts

The Fund reserves the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. The Fund and IDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements or to select a particular class. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available under your plan.

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your financial advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include the sales load, if any, that you pay as an investor; and/or the 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own. Additionally, IDI has agreements with certain financial intermediaries which provide for one or more of the following: fees paid by IDI and/or its affiliates to such intermediaries based on a percentage of assets, sales and/or an amount per shareholder account; networking and/or sub-accounting fees paid by the Fund; and/or other payments by IDI and/or its affiliates, from their own resources.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the share class you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Fund owned by the intermediary for its own account or for its clients and also may be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and/or other services provided by the intermediary, and may be required by the intermediary in order for funds within Ivy Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary’s established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with the Fund for consolidated holdings of Fund shares by its clients, and may receive payments from IDI or its affiliates, or the Fund, for providing related recordkeeping and other services.

IDI also may compensate an intermediary and/or financial advisor for IDI’s participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Fund. IDI also may pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Fund. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary’s established policies.

Compensation arrangements such as those described above are undertaken, among other reasons, to help secure and maintain appropriate availability, visibility and competitiveness for the Fund, such that it may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult the SAI for additional information regarding compensation arrangements with intermediaries.

Potential Conflicts of Interest

The Distributor of the Fund, IDI, is a corporate affiliate of Waddell & Reed. Waddell & Reed offers shares of the Fund through a distribution agreement with IDI. The following paragraphs disclose certain potential conflicts of interest in connection with the offering of the Fund by Waddell & Reed.

A portion of the mutual fund shares sold by Waddell & Reed financial advisors are from the Ivy Funds. IICO manages the assets of the Ivy Funds. IICO earns investment advisory fees for providing investment management services to the Ivy Funds. These fees are assessed daily on the net assets held by the funds and are paid to IICO out of fund assets. Companies affiliated with Waddell & Reed (Service Affiliates) also serve as shareholder servicing agent and accounting services agent for the Ivy Funds and as custodian for certain retirement plan accounts available through Waddell & Reed and other third parties. The Service Affiliates receive fees for the services they provide to the funds and/or the shareholders in the Ivy Funds. Waddell & Reed, IICO and the Service Affiliates are subsidiaries of Waddell & Reed Financial, Inc.

Prospectus	29

Waddell & Reed financial advisors are not required to sell only shares of funds in the Ivy Funds, have no sales quotas with respect to the Ivy Funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Ivy Funds.

Furthermore, increased sales of shares of the Ivy Funds generally result in greater revenues, and greater profits, to Waddell & Reed, IICO and the Service Affiliates, since payments to Waddell & Reed, IICO and the Service Affiliates, increase as more assets are invested in the Ivy Funds and/or more fund accounts are established. Waddell & Reed employee compensation (including management and certain sales force leader compensation) and operating goals at all levels are tied to Waddell & Reed’s overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the Ivy Funds rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the Ivy Funds. Ultimately, this typically will influence the financial advisor’s decision to recommend the Ivy Funds even though they may have access to Externally Managed Funds that may have superior performance to and/or lower fund expenses than the Ivy Funds.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of Ivy Funds, though the client is not obligated to purchase such shares through Waddell & Reed and may purchase shares of Externally Managed Funds. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed, and read, a copy of Waddell & Reed’s Form ADV Disclosure Brochure.

Portability

The Fund’s shares may be purchased and serviced only through broker-dealers and other financial intermediaries (Financial Intermediaries) that have entered into selling agreements with IDI. Waddell & Reed, an affiliate of IDI, is one such Financial Intermediary that is authorized to sell the Fund and service Fund accounts. If you elect to work with a Waddell & Reed financial advisor it is likely that the financial advisor will recommend the purchase of shares of one or more of the Ivy Funds. If you decide to terminate your relationship with your Waddell & Reed financial advisor (or any other financial advisor you may work with) or if they decide to transfer their license to another Financial Intermediary, you should consider that you will be able to transfer your Fund shares to another Financial Intermediary only if that Financial Intermediary has a selling agreement with IDI. Not all Financial Intermediaries have such selling agreements and the selling agreements typically may be terminated without notice to you. If you select a Financial Intermediary that has no selling agreement with IDI or whose selling agreement is terminated after you transfer your shares, you will either have to hold your shares directly with the Ivy Funds or sell your shares and transfer the proceeds to another Financial Intermediary, which may cause you to experience adverse tax consequences.

WAYS TO SET UP YOUR ACCOUNT (FOR CLASS A AND CLASS C SHARES)

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell education savings accounts) may be tax-deductible. A majority of these types of savings plans carry up to an $18 annual fee (which fee may be increased at the discretion of IDI), subject to certain waivers. Please contact your tax advisor for further information.

∎	Individual Retirement Accounts (IRAs) allow eligible individuals before the year they turn age 70 1⁄2, with earned income, to invest up to the maximum permitted contribution for that year (Annual Dollar Limit). For 2018, the Annual Dollar Limit is $5,500, which amount will be indexed for inflation in $500 increments thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a “catch-up” contribution. The maximum annual catch-up contribution is $1,000. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. An individual’s maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year.

30	Prospectus

∎	IRA Rollovers allow assets deposited from eligible retirement plans to remain tax-sheltered, and any earnings grow tax-deferred until distributed in cash.

∎	Roth IRAs allow eligible individuals to make nondeductible contributions up to the Annual Dollar Limit per year. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. A Roth IRA contribution of a working individual and his or her spouse also is subject to an annual adjusted gross income (AGI) limitation. An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of the IRA plan-types may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to Federal income tax.

∎	Simplified Employee Pension Plans (SEP IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit-sharing plan but with fewer administrative requirements.

∎	Savings Incentive Match Plans for Employees IRA (SIMPLE IRAs) can be established by employers with 100 or fewer employees to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.

∎	Owner-Only Plans allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $55,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2018. This plan-type does not include 401(k) or Roth 401(k) options.

∎	Exclusive(k)® Plans allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income with a maximum of $55,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2018. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan. Individuals who have attained age 50 by the last day of the taxable year for which a contribution also is made may make a “catch-up” contribution up to $6,000 for 2018.

∎	Multi-Participant 401(k) Plans allow employees of eligible employers to set aside tax-deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

∎	Other 401(a) Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.

∎	403(b)(7) Custodial Accounts are available to certain employees of educational institutions, churches and Code Section 501(c)(3) (that is, tax-exempt charitable and certain other) organizations. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

∎	457(b) Plans allow employees of state and local governments and certain tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.

∎	Coverdell Education Savings Accounts are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay for certain qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.

Gifts or Transfers to a Minor

To invest for a child’s education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $15,000 in 2018 per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened.

Prospectus	31

Pricing of Fund Shares

The price to buy a share of the Fund, called the offering price, is calculated every business day. The Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Fund normally calculates its NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern Time, except that an option or futures contract held by the Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this Prospectus, the Fund may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of the Fund’s shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund’s shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A shares).

In the calculation of the Fund’s NAV:

∎	Securities traded on an exchange held by the Fund ordinarily are valued by an independent pricing service at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

∎	If a price from the primary independent pricing service is not available, a price will be obtained from another independent pricing service. In the event a price is not available from an independent pricing service, a price will be sought from an exchange.

∎	Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements ordinarily are valued according to prices quoted by an independent pricing service.

∎	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

∎	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.

When the Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board. The Fund also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by the Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.

The Fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Since the Fund may invest a significant portion of its assets in foreign securities (and in derivatives related to foreign securities), it also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets or derivatives that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

The Fund has retained certain third-party pricing services (together, the Service) to assist in fair valuing foreign securities and other foreign investments (collectively, Foreign Securities), if any, held by the Fund. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where WISC, in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Fund’s Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that the Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy.

32	Prospectus

BUYING SHARES

You may buy shares of the Fund through third parties that have entered into selling arrangements with IDI. Contact any authorized investment dealer for more information. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have. The transfer agent for the Fund will not accept account applications unless submitted by an entity with which IDI maintains a current selling agreement.

IDI generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable).

If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to purchase shares of the Fund.

To add to your account by mail: Make your check payable to Ivy Funds at the address below, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement or with a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase. Mail to:

WI Services Company

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

By telephone or internet: To purchase Class A or Class C shares of the Fund by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 800.777.6472 to report your purchase. For internet transactions, you may not execute trades greater than $25,000 per Fund per day. If you need to establish an account for Class I or Class Y shares, you may call 800.532.2783 to obtain an account application. You may then mail a completed application to WISC at the above address.

By Automatic Investment Service: You can authorize having funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the AIS.

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

∎	All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

∎	If you buy shares by check or ACH, and then sell those shares by any method other than by exchange to another fund within Ivy Funds and/or InvestEd Portfolios, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.

∎	You may purchase shares of the Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties that perform account transactions for their clients through the NSCC, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern Time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern Time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern Time and transmit such orders to the Fund on or before the following business day (such as Waddell & Reed, Inc.), you will receive the offering price next calculated after the order has been received in proper form by WISC. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day’s price.

∎	Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such broker-dealers have independent agreements with IDI, and are compensated for performing account transactions for their clients.

Prospectus	33

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the IRS. See Your Account—Distributions and Taxes—Taxes.

The transfer agent for the Fund reserves the right to reject any purchase orders, including purchases by exchange, prior to acceptance of such purchase order, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases.

For Class A and Class C:
To Open an Account (Class A and Class C)	$750 (per Fund)
For certain exchanges	see below[1]
For accounts opened with AIS	$150 (per Fund)*
For accounts established through payroll deductions and salary deferrals	Any amount
For retirement accounts established with employer discretionary contributions	Any amount
To Add to an Account	Any amount
For certain exchanges	$50 (per Fund)
For AIS	$50 (per Fund)
For payroll deductions and salary deferral	Any amount
For Class I, Class N, Class R and Class Y:

Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

[1]	Minimum investment for an exchange is either (i) a single $750 exchange or (ii) the combination of a $150 exchange in combination with either (a) a $50 per month AIS or (b) a $50 per month systematic exchange from another fund.

*	An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges from Class B shares of another fund within Ivy Funds.

Low Balance Fee

For Class A and Class C shares, if your account balance falls below $650 at the start of business on the Friday prior to the last full week of September of each year, your account will be assessed an account fee of $20. For Class A and Class C shares, any Fund account with a balance below $650 will not be assessed the $20 fee if the Fund account meets one of the following exceptions: (i) the Fund account has an active AIS and the Fund account was opened less than 12 months prior to the date of the assessment; (ii) the Fund account is administered under a Profit Sharing, Money Purchase or Defined Benefit Plan, or a payroll deduction plan (IRA, Roth IRA, SEP IRA, SIMPLE IRA, 401(k), 403(b) or 457 plan) and the Fund account was opened less than 12 months prior to the date of the assessment; or (iii) the Fund account is held on a third party platform, except for accounts held through Waddell & Reed. For purposes of the fee assessment, your Fund account balance will be based upon the current value of your existing holdings.

Adding to Your Account

Subject to the minimums described above, you, or anyone, can make additional investments of any amount at any time. If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

SELLING SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of the Fund) is the next calculated NAV per share of that Fund class, subject to any applicable CDSC.

If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

By telephone or internet: If you have completed an Express Transaction Authorization Form (separately or within your new account application) you may redeem your shares by telephone or internet as set forth below. You may request to receive payment of your redemption proceeds via direct ACH or via wire. A fee of $10 per transaction will be charged for wire redemptions on all classes except Class I and Class Y. To redeem your Class A, Class B or Class C shares, call 800.777.6472 or place your redemption order at www.ivyinvestments.com, and give your instructions to redeem your shares via ACH or via wire, as applicable.

34	Prospectus

To redeem your Class I and Class Y shares, submit a written request at the address below (or call 800.777.6472 to obtain a fax number), and give your instructions to redeem your shares via ACH or via wire, as applicable. You also may request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days). For your protection, banking information generally must be established on your account for a minimum of 10 days before either a wire redemption or ACH redemption will be processed. Requests by internet can only be accepted for amounts up to $50,000 per Fund per day.

By mail: Complete an Account Service Request or Retirement Plan Distribution/Withdrawal form, available from your financial advisor, or write a letter of instruction with:

∎	the name on the account registration

∎	the Fund’s name

∎	the account number

∎	the dollar amount or number, and the class, of shares to be redeemed

∎	any other applicable special requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

WI Services Company

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

When you place an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC, after receipt of a request for redemption in good order by WISC or other authorized Fund agent as described above. Note the following:

∎	If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the authorization of only one joint owner is required. Otherwise, each owner must sign the redemption request.

∎	If you recently purchased the shares by check or ACH, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

∎	Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

∎	Under normal circumstances, the Fund anticipates that payment of redemption proceeds will be made within 3 business days after receipt of a request for redemption in good order, regardless of the method by which such order is placed. However, the Fund reserves the right to take up to 7 days to pay out redemption proceeds after receipt of a request for redemption in good order, as permitted by the 1940 Act.

∎	Although payment or redemption proceeds normally is made in cash, redemptions may be made in portfolio securities under certain conditions and circumstances as determined by the Board, such as during times of stressed market conditions or when conditions exist that make cash payments undesirable. Cash used for redemptions typically will be raised from the sale of portfolio assets or may come from the Fund’s existing holdings of cash or cash equivalents.

∎	The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

∎	If you purchased shares of the Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. For firms that perform account transactions systematically through the NSCC, the Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern Time on a day on which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern Time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern Time and transmit such orders to the Fund on or before the following business day (such as Waddell & Reed, Inc.), you will receive the NAV next calculated after the order has been received in proper form by WISC. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day’s price.

Prospectus	35

∎	Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares

Account Type	Special Requirements
Individual	The written instructions must be signed exactly as the name appears on the account.
Joint Tenant	If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the written instructions may be signed by only one joint owner. Otherwise, the written instructions must be signed by each owner, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (for example, employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee’s name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

The Fund may require a signature guarantee in certain situations such as:

∎	a redemption request made by a corporation, partnership or fiduciary

∎	a redemption request made by someone other than the owner of record

∎	the check is made payable to someone other than the owner of record

∎	a check redemption request if the address on the account has been changed within the last 30 calendar days

This requirement is to protect you and the Fund from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Fund reserves the right to redeem at NAV all of your Fund shares in your account if the account balance of those shares is less than $650. The Fund will give you notice and 60 calendar days to purchase a sufficient number of additional shares to bring the account balance of your shares in the Fund to $650. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to retirement accounts.

You may reinvest, without a sales charge, all or part of the amount of Class A shares of the Fund you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 calendar days after the date of your redemption, and the reinvestment must be made into the same Fund, account, and class of shares from which it was redeemed (minimum investment amounts will apply). You may do this only once each calendar year with Class A shares of the Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

The CDSC, if equal to or greater than $10, will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of the Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 calendar days after such redemption. IDI will, with your reinvestment, instruct WISC, the Fund’s transfer agent, to reimburse the CDSC attributable to the amount reinvested (provided that the CDSC is equal to or greater than $10). For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once each calendar year as to Class A shares of the Fund, once each calendar year as to Class B shares of a Fund and once each calendar year as to Class C shares of a Fund. Subject to the following paragraph, the reinvestment must be made into the same Fund, account, and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

36	Prospectus

Proceeds from a Class B share redemption for which a CDSC was paid will be reinvested in Class A shares without any initial sales charge. If you redeem Class B shares without paying a CDSC, you may reinvest the proceeds in Class B shares. For purposes of determining future CDSC, the aging of such reinvested Class B shares shall be determined based on the date of such reinvestment and shall be set to year seven in the CDSC table found above in Your Account — Choosing a Share Class — Class B Shares.

Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WISC, the Fund’s transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WISC fails to do so, WISC may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

If you are investing through certain third-party broker dealers, please contact your plan administrator or other record keeper for information about your account.

If you have established an account that is maintained on the Fund’s shareholder servicing system, IDI and WISC can provide you with assistance in the servicing of your account. However, WISC cannot provide you with any investment advice or make any recommendations regarding the advisability of acquiring, holding, disposing or exchanging mutual fund shares in your account or make any recommendation of a person to provide you with investment advice. Any transactions requested by you will be considered unsolicited and not based upon any advice or recommendation by WISC, its affiliated companies, or any of their employees or representatives.

If you have identified a financial intermediary to provide you with investment advice or recommendations related to your account and the financial intermediary is contractually authorized to service your account, WISC can assist you with completing the necessary documentation so that a financial advisor can be assigned to your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800.777.6472, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, the Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:

∎	obtain information about your accounts

∎	obtain price information about other funds within Ivy Funds

∎	obtain the Fund’s current prospectus, SAI, Annual Report, or other information about any of the Ivy Funds

∎	request duplicate statements

∎	transact certain account activity, including exchange privileges and redemption of shares

At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service, provided your account is maintained on the Fund’s shareholder servicing system; otherwise, you should contact the broker-dealer through which you purchased your Fund shares.

Internet Service

The Ivy Funds web site, www.ivyinvestments.com, also is available. If you do not currently have an account established that is maintained on the Fund’s shareholder servicing system, you may use the web site to obtain information about the Fund, including accessing the Fund’s current prospectus, SAI, Annual Report or other information. If you have an account set up that is maintained on the Fund’s shareholder servicing system, you also may use the web site to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares for certain share classes, if you have established Express Transactions for your account.

Reports

Statements and reports sent to you include the following:

∎	confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)

∎	quarter-to-date statements (quarterly)

∎	year-to-date statements (after the end of the fourth calendar quarter)

∎	Annual and Semiannual Reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the Fund’s most recent prospectus and/or summary prospectus and Annual and Semiannual Reports to shareholders may be mailed to shareholders having the same last name and address in the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You also may visit www.ivyinvestments.com to view and/or download these documents, as well as other information about the Fund.

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You may elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the Individual Investor Accounts — Access Your Account Online feature available via www.ivyinvestments.com.

EXCHANGE PRIVILEGES

Except as otherwise noted, you may sell (redeem) your shares and buy shares of the same class of another fund within Ivy Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Ivy Government Money Market Fund or Ivy Cash Management Fund are subject to any sales charge applicable to the fund being exchanged into, unless the Ivy Government Money Market Fund or Ivy Cash Management Fund shares were previously acquired by an exchange from Class A shares of another fund within the Ivy Funds for which a sales charge was paid (or represent reinvestment of dividends and other distributions paid on such shares). You may sell your Class I or Class Y shares of any of the funds within the Ivy Funds and buy Class I or Class Y shares, respectively, of another fund within the Ivy Funds or Class A shares of Ivy Government Money Market Fund or Ivy Cash Management Fund. Class A shares of any of the funds within the Ivy Funds also may be exchanged for shares of InvestEd Portfolios.

Except as otherwise noted, you may sell your Class N shares of a fund within the Ivy Funds and buy Class N shares of another fund within the Ivy Funds that offers Class N shares. Contact your plan administrator or record keeper for information about exchanging your shares.

Except as otherwise noted, you may sell your Class R shares of the Fund and buy Class R shares of another fund within the Ivy Funds that offers Class R shares. Contact your plan administrator or record keeper for information about exchanging your shares.

You may exchange only into funds the shares of which are legally permitted for sale in your state of residence. Currently, shares of each fund within the Ivy Funds and InvestEd Portfolios may be sold only within the United States, the Commonwealth of Puerto Rico and the U.S. Virgin Islands. In addition, shares of each fund within the Ivy Funds also may be sold in Guam. Note that exchanges out of the Fund may have tax consequences for you. See Your Account — Distributions and Taxes —Taxes. Before exchanging into a fund, read its prospectus.

Important Exchange Information

∎	Except as otherwise noted, you must exchange into the same share class you currently own (except that you may exchange Class Y and Class I shares of any of the funds within the Ivy Funds for Class A shares of Ivy Government Money Market Fund or Ivy Cash Management Fund, and in certain situations you may exchange Class A shares of Ivy Government Money Market Fund or Ivy Cash Management Fund for Class C shares of any of the other funds within the Ivy Funds).

∎	An exchange is considered a taxable event and may result in a capital gain or a capital loss for Federal tax purposes.

How to Exchange

If you are investing through certain third-party broker dealers, contact your plan administrator or other record keeper for information about how to exchange.

If you have an account set up that is maintained on the Fund’s shareholder servicing system, the following applies:

By mail: Send your written exchange request to WISC at the address listed under Selling Shares.

By telephone: Call WISC at 800.777.6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. For the protection of Fund shareholders, the transfer agent for the Fund employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine.

By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.

If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to exchange shares of the Fund.

Converting Shares

Self-Directed Conversions. Subject to the requirements set forth below, you may be eligible to convert your Class A, Class C, Class I or Class Y shares to another share class within the same fund.

38	Prospectus

∎	If you hold Class A, Class C or Class Y shares and are eligible to purchase Class I shares or Class N shares as described above in the sections entitled Class I Shares or Class N Shares, you may be eligible to convert your Class A, Class C or Class Y shares to Class I shares or Class N shares of the same fund.

∎	If you hold Class I shares and are eligible to purchase Class N shares, as described in the section entitled Class N Shares, you may be eligible to convert your Class I shares to Class N shares of the same fund.

∎	If you hold Class C shares and are eligible to purchase Class A shares at NAV, you may be eligible to convert your Class C shares to Class A shares of the same fund.

A conversion from Class A or Class C to another share class will be subject to any deferred sales charge to which your Class A or Class C shares are subject. If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Please contact WISC directly to request a conversion. A self-directed conversion is subject to the discretion of IDI to permit or reject. A conversion between share classes of the same fund is not a taxable event.

Automatic Conversions. If you hold Class A shares in any MAP or SPA program account, your Class A shares automatically will be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and decide to terminate your participation in that MAP or SPA program, your Class I shares may be automatically converted to Class A shares of the same Fund. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.

Market Timing Policy

The Fund is intended for long-term investment purposes. The Fund will take steps to seek to deter frequent purchases and /or redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or IDI, thereby indirectly affecting the Fund’s shareholders.

Certain of the Ivy Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that the Fund invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. If investing in securities that are, among other things, thinly traded or traded infrequently, the Fund is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur if the Fund invests a significant portion of its assets in small-capitalization companies, or municipal obligations, or invests a significant portion of its assets in high-yield fixed-income securities.

To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of the Fund’s transfer agent, WISC, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WISC typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.

WISC will follow, monitor, and enforce excessive trading policies and procedures. Below is an example of trading activity that would be considered excessive and in violation of the Fund’s market timing policy.

WISC will monitor the number of roundtrip transactions in Fund shares. Any shareholder that has more than two transactions that are considered a change in direction relative to the Fund within a time period determined by WISC may be restricted from making additional purchases of Fund shares. A change in direction is defined as any exchange or sale out of the Fund and a second change in direction is an exchange or purchase back into that Fund. Shareholders who reach this limit may be blocked from making additional purchases for 60 days. A second violation can result in a permanent block.

This example is not all-inclusive of the trading activity that may be deemed to violate the Fund’s market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.

In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Fund shares.

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As an additional step, WISC reviews Fund redemption activity in relation to average assets and purchases within the period. If WISC identifies what it believes are market timing activities in an account held directly on the Fund’s records that has not previously exceeded WISC’s thresholds, WISC will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If a shareholder exceeds WISC’s thresholds a second time within an 11 month period, exchange privileges will be suspended indefinitely for all accounts owned by the shareholder whose account exceeded the pre-determined thresholds. For trading in Fund shares held in omnibus accounts, WISC will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WISC will consider the trading history of accounts under common ownership or control within any of the funds within the Ivy Funds and/or InvestEd Portfolios. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of the Fund’s market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

In addition, IDI and/or its affiliate, Waddell & Reed (collectively, “W&R”), have entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by W&R, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders’ Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary’s account by any shareholder identified by W&R as having engaged in Fund share transactions that violate the Fund’s market timing policy. W&R’s procedures seek to monitor transactions in omnibus accounts so that W&R may make such further inquiries and take such other actions it determines appropriate or necessary to enforce the Fund’s market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.

The Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Fund, IDI and WISC make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Fund cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Fund, IDI or WISC may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Fund regarding shareholders who hold shares through such accounts or may close the omnibus account. The Fund’s ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Fund will be able to identify or eliminate all market timing activities, and the Fund may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

A financial intermediary through which an investor may purchase shares of the Fund also may independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund’s consent or direction to undertake those efforts. In other cases, the Fund may elect to allow the intermediary to apply its own policies with respect to frequent trading in lieu of seeking to apply the Fund’s policies to shareholders investing in the Fund through such intermediary, based upon the Fund’s conclusion that the intermediary’s policies sufficiently protect shareholders of the Fund. In either case, the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. If an investor purchases the Fund’s shares through a financial intermediary, that investor should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to that account.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Fund’s and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Fund’s market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WISC and/or IDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.

The Fund’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a shareholder’s ability to engage in market timing activities, although there can be no assurance that the Fund will eliminate market timing activities.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plans let you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

40	Prospectus

Certain restrictions and fees imposed by the plan custodian also may apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account
	Minimum Amount	Frequency
	$50	Monthly
Systematic Exchange Service
To systematically exchange from one Fund account to another existing Fund account
	Minimum Amount	Frequency
	$50	Monthly

The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

DISTRIBUTIONS AND TAXES

Distributions

The Fund distributes substantially all of its net investment income and net realized capital gains to its shareholders each year. The Fund declares and pays dividends annually.

Net realized capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by the Fund in December.

Dividends that are declared for a particular day are paid to shareholders of record on the preceding business day. However, dividends that are declared for a Saturday or Sunday (or for a Monday that is a Federal holiday) are paid to shareholders of record on the preceding Thursday (or the preceding business day if that Thursday is a Federal holiday).

Ordinarily, shares are eligible to earn dividends starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. The Fund offers two options:

1.	Share Payment Option. Your dividends, capital gain and other distributions with respect to a class of the Fund automatically will be paid in additional shares of that class. If you do not indicate a choice on your application, you will be assigned this option.

2.	Cash Option. You will be sent a check for your dividends, capital gain and other distributions if the total distribution is at least five dollars. If the total distribution is less than five dollars, it will be automatically paid in additional shares of the distributing class.

For retirement plans and accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares of the distributing class.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (and you are not otherwise exempt from Federal income tax), you should be aware of the following tax implications:

Taxes on distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no Federal income tax on the income and gains it distributes to you. You will be subject to tax to the extent the Fund makes actual or deemed distributions of net income and realized net gains to you. Dividends from the Fund’s investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, but excluding exempt-interest dividends), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. However, the Fund’s dividends attributable to its “qualified dividend income” (QDI) (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to Federal income tax for individual and certain other noncorporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the lower rates for long-term capital gains — a maximum of 15% or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually). A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations (DRD) — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to Federal income tax (excluding REITs) and excludes dividends from foreign corporations — subject to similar restrictions.

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However, dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the AMT, if applicable as discussed above. It is not expected that any significant part of the dividends paid by the Fund will be attributable to QDI or be eligible for the DRD.

Distributions of the Fund’s net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gain an individual shareholder realizes generally is taxed at the 15% and 20% maximum rates mentioned above.

For individual shareholders, the Fund notifies you after each calendar year-end as to the amounts of its dividends and other distributions paid (or deemed paid) to you for that year, including what portion of the Fund’s distributions qualifies as tax-exempt income, ordinary income and long-term capital gains.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit or may be deductible by you in computing your taxable income. The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

Taxes on transactions. Any capital gain or loss you realize upon a sale of shares generally is treated as long-term capital gain or loss if you hold the shares for more than one year, and as short-term capital gain or loss if you hold the shares for one year or less. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Your ability to deduct capital losses realized on a sale of shares may be limited. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). If the redemption is not made until after the record date for the dividend attributable to that interest, however, you may receive it as an exempt-interest dividend rather than as part of a taxable gain.

An exchange of Fund shares for shares of any other fund within the Ivy Funds or InvestEd Portfolios generally will have similar tax consequences to a redemption thereof. However, special rules apply when you dispose of the Fund’s Class A shares through a redemption or exchange within 90 calendar days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of another fund within the Ivy Funds or InvestEd Portfolios by January 31 of the calendar year following the redemption or exchange without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See Your Account — Selling Shares. In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when you acquired those shares, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of the Fund within 30 calendar days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will be disallowed and will be added to the basis in the newly purchased shares.

Other. In addition to the requirement to report the gross proceeds from redemptions of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for shares they acquired or acquire after December 31, 2011 (“Covered Shares”), and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. A Fund shareholder may elect any IRS-accepted method for determining basis for Covered Shares; however, he or she must make any elections in writing (which may be electronic). If a shareholder of the Fund fails to affirmatively elect a basis determination method, then basis determination will be made in accordance with the Fund’s default method, which is the average basis method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisor to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to Federal income tax.

An individual is subject to a 3.8% Federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes dividends, interest, and net gains from the disposition of investment property, including dividends and capital gain distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares) or (2) the excess of his or her “modified adjusted gross income” over $250,000 for married shareholders filing jointly and $200,000 for single shareholders. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisor regarding the effect, if any, this provision may have on their investment in Fund shares.

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Withholding. The Fund must withhold 24% of all taxable dividends, capital gain distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to individual shareholders who do not furnish the Fund with a correct taxpayer identification number and certain required certifications. Withholding at that rate also is required from taxable dividends and capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

The income dividends the Fund pays to a non-resident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”) generally are subject to a 30% (or lower treaty rate) Federal withholding tax, even if those dividends are attributable to income from a non-U.S. source earned by the Fund. In order to qualify for a reduced treaty rate of withholding, if any, a beneficial owner of shares will need to certify, generally on an IRS Form W-8BEN, that it is a foreign shareholder and provide additional information.

Exemptions from U.S. withholding tax are provided to a foreign shareholder that or who so certifies for certain capital gain dividends paid by the Fund from net long-term capital gains, exempt-interest dividends, “qualified net interest income” and “qualified short-term gain” (so-called “interest-related dividends” and “short-term capital gains dividends,” respectively), if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Foreign shareholders are urged to consult their own tax advisor concerning the applicability of U.S. withholding tax.

Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (1) income dividends; and (2) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

State and local income taxes. You should consult your tax advisor to determine the taxability in your state and locality of dividends and other distributions paid by the Fund.

The foregoing is only a brief summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

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Financial Highlights

The following information is to help you understand the financial performance of each of the classes of the Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the Fund’s financial statements and financial highlights for the fiscal period ended March 31, 2018, are included in the Fund’s Annual Report to Shareholders which is incorporated by reference into the SAI. The Annual Report contains additional performance information and will be made available upon request and without charge.

44	Prospectus

IVY CUNDILL GLOBAL VALUE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2018	$17.15	$0.08	$1.00	$1.08	$(0.15)	$—	$(0.15)
Year ended 3-31-2017	14.33	0.14	2.74	2.88	(0.06)	—	(0.06)
Year ended 3-31-2016	16.52	0.13	(2.19)	(2.06)	(0.13)	—	(0.13)
Year ended 3-31-2015	17.96	0.04	(1.48)	(1.44)	—	—	—
Year ended 3-31-2014	14.68	(0.03)	3.32	3.29	(0.01)	—	(0.01)
Class B Shares(4)
Year ended 3-31-2018	15.58	(0.14)	0.90	0.76	—	—	—
Year ended 3-31-2017	13.15	(0.07)	2.50	2.43	—	—	—
Year ended 3-31-2016	15.20	(0.04)	(2.01)	(2.05)	—	—	—
Year ended 3-31-2015	16.72	(0.15)	(1.37)	(1.52)	—	—	—
Year ended 3-31-2014	13.81	(0.19)	3.10	2.91	—	—	—
Class C Shares
Year ended 3-31-2018	16.12	(0.03)	0.94	0.91	(0.04)	—	(0.04)
Year ended 3-31-2017	13.50	0.03	2.59	2.62	—	—	—
Year ended 3-31-2016	15.56	0.04	(2.06)	(2.02)	(0.04)	—	(0.04)
Year ended 3-31-2015	17.03	(0.07)	(1.40)	(1.47)	—	—	—
Year ended 3-31-2014	13.99	(0.12)	3.16	3.04	—	—	—
Class I Shares
Year ended 3-31-2018	17.53	0.17	1.01	1.18	(0.23)	—	(0.23)
Year ended 3-31-2017	14.64	0.16	2.87	3.03	(0.14)	—	(0.14)
Year ended 3-31-2016	16.94	0.21	(2.25)	(2.04)	(0.26)	—	(0.26)
Year ended 3-31-2015	18.33	0.12	(1.51)	(1.39)	—	—	—
Year ended 3-31-2014	14.98	0.05	3.39	3.44	(0.09)	—	(0.09)
Class N Shares(5)
Year ended 3-31-2018	17.57	0.21	1.01	1.22	(0.26)	—	(0.26)
Year ended 3-31-2017	14.68	0.22	2.83	3.05	(0.16)	—	(0.16)
Year ended 3-31-2016	16.95	0.24	(2.25)	(2.01)	(0.26)	—	(0.26)
Year ended 3-31-2015(6)	18.57	0.08	(1.70)	(1.62)	—	—	—
Class R Shares
Year ended 3-31-2018	17.13	0.06	0.99	1.05	(0.13)	—	(0.13)
Year ended 3-31-2017	14.32	0.10	2.76	2.86	(0.05)	—	(0.05)
Year ended 3-31-2016	16.47	0.11	(2.17)	(2.06)	(0.09)	—	(0.09)
Year ended 3-31-2015	17.94	0.02	(1.49)	(1.47)	—	—	—
Year ended 3-31-2014	14.68	(0.05)	3.32	3.27	(0.01)	—	(0.01)
Class Y Shares
Year ended 3-31-2018	17.39	0.12	1.01	1.13	(0.19)	—	(0.19)
Year ended 3-31-2017	14.53	0.16	2.80	2.96	(0.10)	—	(0.10)
Year ended 3-31-2016	16.77	0.17	(2.23)	(2.06)	(0.18)	—	(0.18)
Year ended 3-31-2015	18.20	0.07	(1.50)	(1.43)	—	—	—
Year ended 3-31-2014	14.86	(0.01)	3.39	3.38	(0.04)	—	(0.04)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(7)	Annualized.

(8)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

Prospectus	45

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2018	$18.08	6.30%	$96		1.59%		0.47%		1.75%		0.31%		33%
Year ended 3-31-2017	17.15	20.10	98		1.65		0.91		1.81		0.75		51
Year ended 3-31-2016	14.33	-12.51	192		1.60		0.86		1.75		0.71		18
Year ended 3-31-2015	16.52	-8.02	288		1.56		0.24		1.70		0.10		28
Year ended 3-31-2014	17.96	22.41	332		1.61		-0.20		1.75		-0.34		47
Class B Shares(4)
Year ended 3-31-2018	16.34	4.88	1		2.96		-0.86		3.12		-1.02		33
Year ended 3-31-2017	15.58	18.48	1		2.94		-0.53		3.10		-0.69		51
Year ended 3-31-2016	13.15	-13.49	1		2.77		-0.30		2.92		-0.45		18
Year ended 3-31-2015	15.20	-9.09	2		2.73		-0.91		2.87		-1.05		28
Year ended 3-31-2014	16.72	21.07	4		2.72		-1.23		2.86		-1.37		47
Class C Shares
Year ended 3-31-2018	16.99	5.65	3		2.19		-0.18		2.35		-0.34		33
Year ended 3-31-2017	16.12	19.41	14		2.21		0.19		2.37		0.03		51
Year ended 3-31-2016	13.50	-12.98	15		2.20		0.25		2.35		0.10		18
Year ended 3-31-2015	15.56	-8.63	19		2.19		-0.39		2.33		-0.53		28
Year ended 3-31-2014	17.03	21.73	24		2.22		-0.78		2.36		-0.92		47
Class I Shares
Year ended 3-31-2018	18.48	6.73	77		1.16		0.91		1.32		0.75		33
Year ended 3-31-2017	17.53	20.70	96		1.17		0.96		1.33		0.80		51
Year ended 3-31-2016	14.64	-12.11	4		1.14		1.32		1.29		1.17		18
Year ended 3-31-2015	16.94	-7.58	5		1.12		0.64		1.26		0.50		28
Year ended 3-31-2014	18.33	22.98	7		1.14		0.27		1.28		0.13		47
Class N Shares(5)
Year ended 3-31-2018	18.53	6.94	—	*	0.99		1.18		1.15		1.02		33
Year ended 3-31-2017	17.57	20.81	1		1.00		1.41		1.16		1.25		51
Year ended 3-31-2016	14.68	-11.92	1		0.98		1.48		1.13		1.33		18
Year ended 3-31-2015(6)	16.95	-8.72	1		0.95	(7)	0.72	(7)	1.09	(7)	0.58	(7)	28	(8)
Class R Shares
Year ended 3-31-2018	18.05	6.13	—	*	1.72		0.32		1.88		0.16		33
Year ended 3-31-2017	17.13	19.96	—	*	1.75		0.64		1.91		0.48		51
Year ended 3-31-2016	14.32	-12.53	—	*	1.73		0.73		1.88		0.58		18
Year ended 3-31-2015	16.47	-8.19	—	*	1.72		0.09		1.86		-0.05		28
Year ended 3-31-2014	17.94	22.30	—	*	1.72		-0.28		1.86		-0.42		47
Class Y Shares
Year ended 3-31-2018	18.33	6.48	2		1.39		0.66		1.55		0.50		33
Year ended 3-31-2017	17.39	20.38	2		1.41		1.00		1.57		0.84		51
Year ended 3-31-2016	14.53	-12.32	2		1.40		1.13		1.55		0.98		18
Year ended 3-31-2015	16.77	-7.86	3		1.38		0.41		1.52		0.27		28
Year ended 3-31-2014	18.20	22.76	4		1.35		-0.04		1.49		-0.18		47

46	Prospectus

IVY FUNDS

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286-2501

Legal Counsel

Stradley Ronon Stevens & Young, LLP

191 N. Wacker Drive; Suite 1601

Chicago, Illinois 60606-1890

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street; Suite 3300

Kansas City, Missouri 64106-2129

Investment Manager

Ivy Investment Management Company

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

800.777.6472

Distributor

Ivy Distributors, Inc.

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

800.777.6472

Transfer Agent

WI Services Company

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

800.777.6472

Accounting Services Agent

WI Services Company

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

800.777.6472

Prospectus	47

APPENDIX A

INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section entitled Your Account — Choosing a Share Class for more information on sales charges and waivers available for different classes. The information in this Appendix is part of, and incorporated into, the Funds’ prospectus.

PURCHASES THROUGH MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at Merrill Lynch

∎	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

∎	Shares purchased by or through a 529 Plan.

∎	Shares purchased through a Merrill Lynch affiliated investment advisory program.

∎	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

∎	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

∎	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date.

∎	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

∎	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

∎	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A, B and C Shares available at Merrill Lynch

∎	Death or disability of the shareholder.

∎	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

∎	Return of excess contributions from an IRA Account.

∎	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2.

∎	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

∎	Shares acquired through a right of reinstatement.

∎	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee-based accounts or platforms (applicable to A and C shares only).

Prospectus	A-1

Front-End load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

∎	Breakpoints as described in this prospectus.

∎	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

∎	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

PURCHASES THROUGH AMERIPRISE FINANCIAL

Automatic exchange of Class C shares:

Class C shares automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Front-End Sales Load Waivers on Class A Shares available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

∎	Shareholders purchasing Fund shares through an Ameriprise Financial platform or brokerage account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

∎	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

∎	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

∎	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

∎	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

∎	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

∎	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

∎	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

PURCHASES THROUGH MORGAN STANLEY

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

A-2	Prospectus

Front-end Sales Load Waivers on Class A Shares available at Morgan Stanley Wealth Management

∎	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

∎	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

∎	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

∎	Shares purchased through a Morgan Stanley self-directed brokerage account

∎	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

∎	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Prospectus	A-3

IVY FUNDS

You can get more information about the Fund in the —

∎	Statement of Additional Information (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about the Fund unless you read both the prospectus and the SAI. The current SAI is on file with the SEC, and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

∎	Annual and Semiannual Reports to Shareholders, when available, will detail the Fund’s actual investments and include financial statements as of the close of the particular annual or semiannual period. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the year covered by the report.

∎	Appendix A to the Prospectus – Intermediary Sales Charge Discounts and Waivers, which contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary.

To request a copy of the Fund’s current SAI or copies of its most recent Annual and Semiannual Reports, when available, without charge, or for other inquiries, contact the Fund or Ivy Distributors, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual Reports also may be requested via e-mail at prospectus.request@waddell.com and are available, without charge, at www.ivyinvestments.com.

Information about the Fund (including the current SAI and most recent Annual and Semiannual Reports (when available)) is available from the SEC’s web site at http://www.sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.8090.

IVY DISTRIBUTORS, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

800.777.6472

IVYPIVPRO (07-18)

The SEC file number for Ivy Funds is 811-06569

Prospectus

Subject to Completion – dated May 31, 2018

IVY FUNDS

Ticker
IVY GLOBAL/INTERNATIONAL FUND	Class A	Class B	Class C	Class I	Class N	Class R	Class Y

Ivy Pzena International Value Fund	ICDAX	ICDBX	ICDCX	ICVIX	ICNGX	IYCUX	ICDYX

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

800-777-6472

[July 31, 2018]

STATEMENT OF ADDITIONAL INFORMATION

Ivy Funds (Trust) is an open-end management investment company that currently consists of 50 separate series. This Statement of Additional Information (SAI) provides disclosure for one series, Ivy Pzena International Value Fund (Fund). This SAI is not a prospectus. Investors should read this SAI in conjunction with the Fund’s prospectus dated [July 31, 2018] (Prospectus), which may be obtained, without charge, upon request, from the Trust or its principal underwriter and distributor, Ivy Distributors, Inc. (IDI), at the address or telephone number shown above.

This SAI incorporates by reference information that appears in the Funds’ Annual Reports, which are delivered to all current shareholders. To obtain a copy of the Funds’ most recent Annual and/or Semiannual Reports, without charge, contact the Trust or IDI at the address or telephone number above. Copies of the Annual and/or Semiannual Reports also are available at www.ivyinvestments.com.

This SAI shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (SEC) is effective.

FUND HISTORY

The Trust was organized as a Delaware statutory trust on November 13, 2008. On April 1, 2010, each of the then-existing series of the Trust became the successor either to one of the series of Ivy Funds, Inc., organized as a Maryland corporation on January 29, 1992, or to one of the series of Ivy Funds, organized as a Massachusetts business trust on December 21, 1983. The Trust has 50 separate series. This SAI provides disclosure for one series, Ivy Pzena International Value Fund. Prior to July 31, 2018, the Fund was known as Ivy Cundill Global Value Fund. Effective July 31, 2018, the Fund changed its name and principal investment strategies to invest in equity securities of issuers located in, or with significant business assets, or operations in, countries throughout the world other than the United States.

THE FUND, ITS INVESTMENTS, RELATED RISKS AND RESTRICTIONS

The Fund is a mutual fund, an investment that pools shareholders’ money and invests it toward a specified objective. The Fund is an open-end management investment company and a series of the Trust. The Fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act).

This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies that the Fund’s investment manager, Ivy Investment Management Company (IICO), or the Fund’s investment subadviser, Pzena Investment Management, LLC (Pzena), may employ and the types of instruments in which the Fund may invest in pursuit of the Fund’s objective. A summary of the risks associated with these instrument types and investment practices is included as well.

Unless otherwise indicated, Pzena may buy the types of instruments and use the investment techniques described below, subject to any applicable investment policies and restrictions. Pzena might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund’s investment policies and restrictions. Pzena buys an instrument or uses a technique only if it believes that doing so is in pursuit of the Fund’s objective. See Investment Restrictions for a listing of the fundamental and non-fundamental, or operating, policies.

Pzena might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund’s investment policies and restrictions. Pzena buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its objective.

Recent Market Conditions

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. It is uncertain how long these conditions will continue.

These market conditions have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Department of the Treasury (Treasury), causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to project the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Further, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. In particular, the impact of financial regulation legislation by governments or quasi-governmental organizations on the markets and the practical implications for market participants may not be fully known for some time.

Interest rates have been unusually low in recent years in the U.S. and abroad. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the Federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range five additional times since then, most recently in March 2018. Because there is little precedent for this situation, it is difficult to predict the impact of these rate increases and any future rate increases on various markets. An increase in interest rates may impact various markets. In addition, there is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, which is known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The risk of investing in Europe may be heightened due to a June 2016 referendum in which the United Kingdom voted to exit the European Union (EU). On March 29, 2017, the United Kingdom invoked Article 50 of the Lisbon Treaty to withdraw from the EU in due course, however, there is a significant degree of uncertainty about how negotiations relating to the United Kingdom’s withdrawal will be conducted, as well as the potential consequences and precise timeframe for “Brexit.” It is expected that the United Kingdom’s exit from the EU will take place within two years of the United Kingdom’s invocation of Article 50. While it is not possible to determine the precise impact these events may have on the Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally, which may adversely affect the value of the Fund’s investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

It is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the net asset value (NAV) and/or risk profile of the Fund.

Securities - General

The main types of securities in which the Fund may invest, subject to its investment policies and restrictions, include common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which the Fund invests may include preferred stock that converts into common stock. The Fund also may invest in preferred stocks rated in any rating category of the nationally recognized statistical rating organizations (NRSROs) or unrated preferred stocks, subject to the Fund’s investment policies and restrictions. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, debt securities with longer maturities generally are more sensitive to interest rate changes than debt securities with shorter maturities.

Subject to its investment policies and restrictions, the Fund may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P Global Ratings, a division of S&P Global Inc. (S&P) or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB- by S&P or comparably rated by another NRSRO are considered to be investment grade debt securities; however, securities rated BBB- or comparably rated by another NRSRO may have speculative characteristics and involve greater risk of default or price changes. In addition, the Fund will treat unrated securities determined by Pzena to be of comparable quality to a rated security as having that rating.

In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (e.g., BBB by S&P and a higher or lower rating by another NRSRO), it is the Fund’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used.

While credit ratings are only one factor Pzena relies on in evaluating high-yield (low-rated) debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed. In addition, a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings represent the NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. See Appendix A to this SAI for a description of these ratings.

Subject to its investment policies and restrictions, the Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security (commonly called “equity-linked debt securities”). The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and also may be influenced by interest rate changes. In addition, although equity-linked debt securities typically are adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash.

Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities also are subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Debt securities may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Subject to its investment policies and restrictions, certain of the debt instruments in which the Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

Subject to its investment policies and restrictions, the Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s offering document. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities typically are issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Subject to its investment policies and restrictions, the Fund also may invest in contingent convertible securities (CoCos). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers generally are linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

•	Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

•	Subordinated instruments. CoCos, in the majority of circumstances, will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos generally shall rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•	Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Subject to its investment policies and restrictions, the Fund also may invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer’s common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer also must pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer’s common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

Operational Risks

The Fund and its service providers may be prone to operational and information security risks resulting from, among other problems, human errors, systems and technology disruptions or failures, or breaches in cybersecurity. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to fund assets, customer data or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cybersecurity breaches affecting the Fund, IICO, Pzena, the Fund’s custodian, the Fund’s transfer agent, intermediaries and other third-party service providers may adversely impact the Fund and its shareholders. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, including the ability to buy and sell shares, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund or its service providers to regulatory fines or financial losses and/or cause reputational damage. The Fund also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such companies to lose value. In addition, adverse consequences could result from cybersecurity incidents affecting counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties.

Specific Securities and Investment Practices

Banking Industry and Savings and Loan Obligations

Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers’ acceptances, the Fund may invest in time deposits in banks or savings and loan associations. Time deposits generally are similar to certificates of deposit, but are uncertificated. The Fund’s investments in certificates of deposit, time deposits, and bankers’ acceptances are limited to obligations of (i) U.S. banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment); (ii) U.S. banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC); (iii) savings and loan associations, which have total assets in excess of $500,000,000 and which are members of the FDIC; and (iv) foreign banks if the obligation is, in the opinion of Pzena, of an investment quality comparable to other debt securities which may be purchased by the Fund. The Fund’s investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC.

Bank deposits are not marketable, and the Fund may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Borrowing

The Fund may borrow money only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Proceeds from borrowings will be used for temporary, extraordinary or emergency purposes, including temporary purposes associated with the Interfund Lending Program discussed below. Interest on money borrowed is an expense the Fund would not otherwise incur, and as a result, it may have reduced net investment income during periods of outstanding borrowings. If the Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Credit-Linked Notes

Subject to its investment policies and restrictions, the Fund may invest in credit-linked notes. A credit-linked note is a structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest, as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate.

The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a limited purpose trust or other vehicle and is a direct obligation of the issuing entity. The limited purpose trust or other vehicle, in turn, invests in bonds or a derivative or basket of derivative instruments, such as credit default swaps, interest rate swaps and/or other securities, to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by the Fund will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money.

Foreign Securities and Currencies

Foreign Securities. Subject to its investment policies and restrictions, the Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U.S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs also must provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings, and they generally do not include voting rights.

Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

Pzena believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies also may differ favorably or unfavorably from U.S. companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Pzena believes that the Fund’s ability to invest its assets abroad might enable it to take advantage of these differences and strengths.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including: the possibility of expropriation or nationalization of assets; confiscatory taxation; restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars (which also may affect the liquidity of such investments), such as those applicable to certain investments in China; or other government intervention.

There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Pzena will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

As a general rule, the country designation for a security for purposes of the Fund’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (e.g., Bloomberg L.P.). However, pursuant to IICO’s compliance procedures, Pzena may request a different country designation due to certain identified circumstances. For example, an issuer’s country designation could be changed if (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer’s stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Investments in obligations of U.S. branches of foreign banks will be considered U.S. securities if Pzena has determined that the nature and extent of Federal and state regulation and supervision of the branch in question are substantially equivalent to Federal or state-chartered U.S. banks doing business in the same jurisdiction.

Foreign Currencies. Subject to its investment policies and restrictions, the Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Fund may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase and sell forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund’s custodian values the Fund’s assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis, and for certain investments, there may be restrictions imposed by a foreign government on the conversion of its currency to U.S. dollars (or other currencies). Generally, however, the Fund will convert its holdings of foreign currencies into U.S. dollars, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies, which can include other transaction costs. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For more information regarding a Portfolio’s use of forward contracts to purchase or sell foreign currencies, see Options, Futures and Other Derivatives Strategies — Forward Currency Contracts.

Because the Fund may invest in both U.S. and foreign securities markets, subject to its investment policies and restrictions, changes in the Fund’s share price may have a low correlation with movements in U.S. markets. The Fund’s share price will reflect the movements of the different markets in which it invests (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

The Fund usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. Pzena considers a company to be located in an emerging market country if it is organized under the laws of, or has a principal office in an emerging country; if it has a class of securities whose principal securities market is in an emerging country; if it derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or if it maintains 50% or more of its assets in one or more emerging countries. Pzena has discretion to determine which countries are regarded as emerging markets, although those classified by Morgan Stanley Capital International (MSCI) as emerging typically will be included, together with other countries having similar characteristics.

As noted above, the country’s designation for a security for purposes of the Fund’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (e.g., Bloomberg). Accordingly, a security would be considered issued by a developing or emerging market country if the issuer’s country of domicile is a developing or emerging market country. However, pursuant to IICO’s compliance procedures, Pzena may request a different country designation under the following circumstances: (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer’s stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Some of the risks to which the Fund may be exposed by investing in securities of developing or emerging markets are: restrictions placed by the government of a developing or emerging country related to investment, currency exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing or emerging country’s currency against the U.S. dollar; unusual price volatility in a developing or emerging country’s securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing or emerging market; high levels of tax levied by developing or emerging countries on dividends, interest and realized capital gains; the greater likelihood that developing or emerging markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing or emerging markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing or emerging countries; the fact that companies in developing or emerging countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.

Sukuk. Foreign securities and emerging market securities include sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.

Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1) repurchase agreements not terminable within seven days;

(2) non-negotiable certificates of deposit (typically those not issued in bearer form) and bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

(3) interest-only and principal only stripped asset-backed securities issued by non-governmental issuers;

(4) swaps, caps, collars and floors;

(5) restricted securities and securities sold in private placements or otherwise not registered under the Securities Act of 1933, as amended (the 1933 Act) (other than Rule 144A securities and Section 4(a)(2) commercial paper, and master demand notes for which principal and accrued interest is payable on demand or within seven days after demand); and

(6) unrated municipal lease obligations.

Generally, a swap, cap, collar or floor will be deemed illiquid to the extent of the Fund’s obligations under the transaction.

Illiquid securities also may include Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws), Section 4(a)(2) commercial paper, rated municipal lease obligations and certificates of participation, and interest-only and principal-only stripped mortgage-backed securities that are U.S. government securities. These securities are considered illiquid unless IICO, acting pursuant to guidelines established by the Board, determines they are liquid.

In addition, the Fund considers foreign securities in its portfolio that are subject to a limitation lasting more than seven days on the repatriation of the proceeds of a sale or other disposition of the securities as illiquid.

Pzena believes that, at times, it is in the best interest of the Fund to be able to invest in illiquid securities up to the maximum amount allowable under the Fund’s investment restriction on illiquid investments. See Investment Restrictions—Non-Fundamental Investment Restrictions. Pzena believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they often are deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Indexed Securities and Structured Notes

The Fund may invest in structured notes or other indexed securities, subject to its operating policy regarding financial instruments and other applicable restrictions. An example of a “structured note” is a note that is tied to a basket of multiple indices in which an investor receives twice the gains of each index that rises, subject to a cap on the returns with proportionate losses if the index falls. An example of an “indexed security” is a security that guarantees a return higher than the rate of inflation if it is held to maturity (called inflation indexed security). Structured notes or other indexed securities are derivative debt instruments, the interest rate or principal of which is linked to securities, currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most structured notes or other indexed securities are fixed-income securities that have maturities of three years or fewer. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the structured note or indexed security.

Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.

Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes and indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note and indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes and indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes and indexed securities, the interest rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to the Fund.

The performance of structured notes and indexed securities depends to a great extent on the performance of the reference instrument to which they are indexed and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, structured notes and indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer’s creditworthiness deteriorates. Structured notes and indexed securities may be more volatile than the reference instrument. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

Pzena will use its judgment in determining whether structured notes or indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of the Fund’s investment allocations, depending on the individual characteristics of the securities. Certain structured notes and indexed securities that are not traded on an established market may be deemed illiquid.

Initial Public Offerings

Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities also is difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs, and adverse tax consequences (resulting from the recognition of net short-term capital gains, which are taxable to shareholders as ordinary income when distributed to them). The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund’s holdings as the Fund’s assets increase (and thus have a more limited effect on the Fund’s performance).

Investment Company Securities

The Fund may purchase shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief and subject to its other investment policies and restrictions. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if the Fund acquires shares of an investment company, the Fund’s shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such investment company.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. Shares of closed-end investment companies also may trade at a discount to NAV, which means the Fund may have to sell shares at a price lower than their NAV per share. Additionally, closed-end investment company shares may be halted or delisted by the listing exchange. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that the Fund otherwise would have to invest indirectly in certain developing markets. The Fund will incur brokerage costs when purchasing and selling shares of closed-end investment companies.

Business Development Companies. Subject to its investment policies and restrictions, the Fund may invest in shares of business development companies (BDCs). BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group.

Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities.

The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which the Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, the Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Exchange-Traded Funds (ETFs)

Subject to its investment policies and restrictions, and only to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief, the Fund may invest in exchange-traded funds (ETFs) for various purposes, which may or may not be a registered investment company (i.e., open-end mutual fund). Since most ETFs are a type of investment company, the Fund’s purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.

An ETF’s shares have a market price that approximates the NAV of the ETF’s portfolio, which generally is designed to track the designated index or the NAV of the underlying basket of securities, currencies and/or commodities or commodities futures, as applicable. Some ETFs are actively managed and instead of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. ETF shares are exchange-traded and as with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is charged in addition to the investment management fee paid by the Fund).

Trading costs for ETFs can be higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a relatively quick and convenient method of using the Fund’s assets to track the return of a particular stock index.

Investments in an ETF that is a registered investment company (i.e., open-end mutual fund) generally present the same primary risks as investments in a conventional open-end mutual fund that is not exchange-traded. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Lending Securities

For the purpose of realizing additional income or offsetting expenses, the Fund may lend portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned). Under the Fund’s securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by IICO. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by IICO throughout the term of the loan.

If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation.

In addition, a borrower must collateralize any securities loans it receives from the Fund in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 102% of the market value of the securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon.

Under the present Guidelines, the collateral must consist of cash or U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. Such collateral will be marked-to-market daily, and if the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned). If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund’s securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund’s right to make this demand secures the borrower’s obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund’s custodian bank) must be satisfactory to IICO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder’s, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.

Interfund Lending

Pursuant to an exemptive order issued by the SEC, the Ivy Funds, together with the Ivy Variable Insurance Portfolios and the InvestEd Portfolios (collectively, the “Funds” only for purposes of this section), will have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an Interfund Loan), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement, entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing under the Interfund Lending Program if its outstanding borrowings from all sources immediately after the borrowing under the Interfund Lending Program are equal to or less than 10% of its total assets, provided that, if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing under the Interfund Lending Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Investments in Chinese Securities

The Fund may invest in “A-shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Connect Program with the Shenzhen Stock Exchange that was launched in 2016 or other similar programs (collectively these are referred to as Connect Programs).

Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

However, local rules apply, and listed companies that issue A-shares remain subject to the listing requirements in the local market. This means that the Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, the Fund may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the Fund’s performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

The Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. Because the relevant regulations are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (“ChinaClear”), defaulted, the Hong Kong Securities Clearing Company Limited, being the nominee under the Connect Program, has limited responsibility to assist clearing participants in pursuing claims against ChinaClear. Currently, there remains no precedent that the applicable courts in China would accept beneficial owners, rather than the nominee, under the Connect Program to pursue claims directly against ChinaClear in China. Therefore, the Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. The Fund also may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. The Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, the Fund may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.

Trades on these Connect Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, the Fund cannot sell the shares on that trading day. Currently, certain local custodians offer a “bundled brokerage/custodian” solution to address such requirements. However, such solution may limit the number of brokers that the Fund may use to execute trades. An enhanced model has also been implemented by the Hong Kong Stock Exchange, but there are operational and practical challenges for an investor to utilize such enhanced model. If an investor holds 5% or more of the total shares issued by a China A-share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period.

If the Fund holds 5% or more of the total shares of a China A-share issuer, its profits may be subject to this limitation. In addition, it currently is not clear whether all accounts managed by IICO and/or its affiliates will be aggregated for purposes of this limitation. If that is the case, it makes it more likely that the Fund’s profits may be subject to this limitation.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the United States, central banks or supranational entities. Furthermore, because dividends declared by the Fund will be declared in U.S. dollars and underlying payments received by the Fund from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Fund would pay.

Also, investing in China carries certain political and economic risks. The value of the Fund’s assets may be adversely affected by inadequate investor protection and changes in Chinese laws or regulations. The Chinese economy may differ favorably or unfavorably from the U.S. economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. The Chinese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, future government actions could have a significant effect on the country’s economy, which could affect market conditions and prices and yields of China A-shares.

Due to strict controls imposed by the Chinese government, the Fund may invest directly in China A-shares by virtue of relying on a Qualified Foreign Institutional Investor (“QFII”) license obtained by IICO and approved by the China Securities Regulatory Commission. In the event the Fund is unable to trade via a Connect Program, the Fund would be restricted to investing in Chinese securities only to the extent of the quota allotted under the QFII license.

Loans and Other Direct Debt Instruments

Loans. Subject to their respective investment policies and restrictions, the Fund may purchase loan participations and/or loan assignments (sometimes called bank loans). Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the Fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest also may limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, which are represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the Fund will invest, however, Pzena will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers.

Pzena’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans the Fund will invest in will be rated by one or more NRSROs. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which the Fund may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions (acquiring another company), recapitalizations (reorganizing the assets and liabilities of a borrower), stock purchases, leverage buy-outs (taking over control of a company), dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by the Fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Pzena believes are attractive arise.

Certain of the loans acquired by the Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times, designate cash or securities in an amount sufficient to meet such commitments. A revolving credit facility may require the Fund to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Notwithstanding its intention in certain situations to not receive material non-public information with respect to its management of investments in floating rate loans, Pzena may from time to time come into possession of material, non-public information about the issuers of loans that may be held by the Fund’s portfolio. Possession of such information may in some instances occur despite Pzena’s efforts to avoid such possession, but in other instances, Pzena may choose to receive such information (e.g., in connection with participation in a creditor’s committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Pzena’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information.

Such limitations on Pzena’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Pzena may hold other securities issued by borrowers whose floating rate loans may be held by the Fund. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held by the Fund, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, Pzena may owe conflicting fiduciary duties to the Fund and other client accounts. Pzena will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Pzena’s client account collectively held only a single category of the issuer’s securities.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest.

Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus.

Loan interests may not be considered “securities,” and a purchaser, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the Federal securities laws.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the Federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rate Loans. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates generally are the London Interbank Offered Rate (LIBOR), the Certificate of Deposit (CD) Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see Fundamental Investment Restrictions). For purposes of these restrictions, the Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between the Fund and the borrower, if the participation interest does not shift to the Fund the direct debtor-creditor relationship with the borrower, the Fund, in appropriate circumstances, will treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement also may contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) normally is an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Direct Debt Instruments. The Fund may invest in direct debt instruments, subject to its policies and restrictions regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund seeks to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution’s interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, the Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Listed Private Equity Companies and Funds

Subject to its investment policies and restrictions, the Fund may invest in securities of listed private equity companies and funds whose principal business is to invest in and lend capital to privately held companies. The Fund is subject to the underlying risks that affect the listed private equity companies and funds in which it invests. Generally, little public information exists for private companies, and there is a risk that the listed private equity companies and funds may not be able to make a fully informed investment decision.

In addition, the listed private equity companies and funds may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized by the listed private equity companies and funds may be adversely impacted by the poor performance of a small number of investments, or even a single investment. The Fund’s investment in listed private equity companies and funds subjects the Fund’s shareholders indirectly to the fees and expenses incurred by such companies and funds. Listed private equity companies and funds may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

Low-Rated Securities

Debt securities rated below the four highest categories (that is, below BBB- by S&P, for example) are not considered investment grade obligations and commonly are called “junk bonds” or “high yield.” These securities are predominately speculative and present more credit risk than investment grade obligations with respect to the issuer’s continuing ability to meet principal and interest payments.

Low-rated debt securities (including unrated securities determined by IICO to be of comparable quality) generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. In addition, the markets in which low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available. Similarly, analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, the Fund may incur additional expenses to seek recovery and lose all or part of its investment.

Distressed Debt Securities. Subject to its investment policies and restrictions, the Fund may invest in distressed companies (generally, debt securities rated below CCC+ by S&P, for example) (or, if unrated, determined by IICO to be of comparable quality) (generally referred to as Distressed Debt). Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. The Fund’s investment in Distressed Debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank.

Loan participations represent fractional interests in a company’s indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, the Fund, in effect, steps into the shoes of the lender. Distressed Debt purchased by the Fund may be in the form of loans, notes or bonds. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Distressed Debt securities typically are unrated, lower-rated, in default or close to default. Also, Distressed Debt generally is more likely to become worth less than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus, impact Fund performance. These debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security’s maturity and reduce the Fund’s return.

Debt securities rated below investment grade, and the type of Distressed Debt securities which the Fund may purchase, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes, and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

Master Limited Partnerships

Subject to its respective investment policies and restrictions, the Fund may invest in master limited partnerships (MLPs). An MLP is a limited partnership (or similar entity, such as a limited liability company, that is classified as a partnership for Federal tax purposes), the interests in which are publicly traded. MLP units generally are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in the oil and gas industries, including energy processing and distribution. MLPs generally are pass-through entities or businesses that are taxed at the security holder level and generally are not subject to Federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its security holders. Distributions from an MLP, whether they are attributable to its annual net income that is passed through or consist in part of a return of the amount originally invested, would not be taxable to the extent they do not exceed the investor’s adjusted tax basis in its MLP interest.

Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs generally is subject to risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors (e.g., owners of common units in an MLP may have limited voting rights and no ability to elect directors, trustees or other managers). Although unitholders of an MLP generally are limited in their liability, similar to a corporation’s shareholders, an MLP’s creditors typically have the right to seek the return of distributions made to the MLP’s unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or geographic region are subject to the risks associated with such industry or region (such as the risks associated with investing in the real estate or oil and gas industries). Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Net income from an interest in a “qualified publicly traded partnership” (QPTP), which many MLPs are treated as for Federal tax purposes, is “qualifying income” for an entity (such as the Fund) that is a “regulated investment company” for these purposes (RIC). Please see the section entitled Taxation of the Fund for additional information regarding the tax consequences of the Fund’s investing in a QPTP.

Money Market Instruments

Money market instruments are high-quality, short-term debt instruments. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac).

Other mortgage-backed securities are issued by private issuers, generally the originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (FHFA). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. government. Freddie Mac is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues participation certificates, which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the participation certificates it issues, but those are not backed by the full faith and credit of the U.S. government.

The Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac; however, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, those capital concerns led the Treasury and the FHFA to announce that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the second quarter of 2017, Fannie Mae and Freddie Mac required Treasury support of approximately $187.5 billion through draws under the Treasury’s preferred stock purchase agreements, although neither Fannie Mae nor Freddie Mac has required a draw from the Treasury since the second quarter of 2012. As of the third quarter of 2017, Fannie Mae and Freddie Mac have paid approximately $275.9 billion in aggregate cash dividends (although those payments do not constitute a repayment of their draws). The FHFA has stated that Fannie Mae and Freddie Mac may need an injection of Treasury capital in the future. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by Federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities remains in question as the U.S. government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15% (up from the previously agreed annual rate of 10%), requiring Fannie Mae and Freddie Mac to reach the $250 billion target by the end of 2018. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. government (although that rating did not directly relate to their mortgage-backed securities). The U.S. government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities likely will be developed in the future, and the Fund may invest in them if Pzena determines that such investments are consistent with the Fund’s objective and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor’s initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities also may depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount.

In addition, there normally is some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities typically are quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Municipal Obligations

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Private activity bonds (PABs) are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality usually is directly related to the credit standing of the user of the facilities being financed.

Natural Resources and Physical Commodities

When the Fund invests in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund’s securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources also may fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund’s investments, Pzena will consider each company’s ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company’s failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the U.S. are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations also may hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage described below. In purchasing related securities, Pzena considers the integration of derivatives and physical trades for risk management in a real-time environment. As well, scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities.

Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand. For example, global oil prices recently have been, and continue to be, subject to extreme market volatility.

An investor in commodities must be able to manage cross-commodity arbitrage, that is, the ability to determine positions stated in equivalent units of measure (e.g., British thermal units). When assessing an investment opportunity — in coal, natural gas or crude oil — this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance, involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

•	cross-commodity arbitrage can negatively impact the Fund’s investments;

•	fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; and global production can alter demand and the need for specific sources of energy;

•	fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;

•	environmental restrictions can increase costs of production;

•	restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; and

•	war can limit production or access to available supplies and/or resources.

Investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time, as well as increasing regulation. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of the Fund’s holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals.

Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. The Fund also may incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal or other physical commodity, Pzena currently intends that it will only be in a form that is readily marketable. To continue to qualify as a RIC under the Internal Revenue Code of 1986, as amended (the Code), the Fund may not derive more than 10% of its yearly gross income from gains (without regard to losses) resulting from selling or otherwise disposing of precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and other “non-qualifying income.” See Taxation of the Fund. Accordingly, the Fund may be required to hold its precious metals or sell them at a loss, or to sell some portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

The ability of the Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to general decline.

Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the prices of gold, silver or platinum may fluctuate widely. The sole source of return to the Fund from such investments will be gains realized on their sale; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. The Fund’s direct investment in precious metals is limited by tax considerations. See Taxation of the Fund.

Options, Futures and Other Derivatives Strategies

General. Pzena may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) in an attempt to enhance income or yield, to hedge, to gain exposure to securities, sectors or geographical areas or to otherwise manage the risks of the Fund’s investments.

Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured. Since the Fund is authorized to invest in foreign securities denominated in other currencies, the Fund may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund’s portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security. Therefore, the transaction relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s holdings is the same as if the underlying security had been purchased and later sold, and the transaction could be viewed as speculative.

Financial Instruments involving underlying securities may be used in an attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments involving underlying indexes, in contrast, may be used in an attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest, respectively. Financial Instruments involving underlying debt securities may be used in an attempt to hedge either individual securities or broad debt market sectors.

In addition, Financial Instruments also may be used in seeking to gain exposure to securities, sectors, markets or geographical areas. Financial Instruments can be used individually, as in the purchase of a call option, or in combination, as in the purchase of a call option and a concurrent sale of a put option, as an alternative to purchasing securities. Financial Instruments may be used in this manner in seeking to gain exposure more efficiently than through a direct purchase of the underlying security or to more specifically express the outlook of Pzena.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) resulted in historic and comprehensive statutory reform of certain OTC derivatives, including the manner in which the derivatives are regulated, derivatives documentation is negotiated, and trades are reported, executed or “cleared.”

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity; but, central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. The assets of the Fund may not be fully protected in the event of the bankruptcy of the futures commission merchant (FCM) or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

In addition, the banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The compliance date was September 1, 2016, for the beginning of the phasing-in of the initial margin requirements for the firms that are very active in the swaps market, and only about twenty of the largest swap dealers were affected on that date. As of March 1, 2017, variation margin requirements became applicable to all financial end users, including the Fund, and initial margin requirements will be phased-in over a four-year period ending September 1, 2020. As of that date, financial end-users with a “material swap exposure” of $8 billion in notional value will be subject to initial margin requirements for uncleared swaps.

The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. Changing regulation may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions, or could limit the Fund’s ability to pursue its investment strategies. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

In 2012, pursuant to the Dodd-Frank Act, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a commodity pool operator under the Commodity Exchange Act (CEA). Under these amendments, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless Pzena has registered as a commodity pool operator. Pzena, in its management of the Fund, currently is complying, and intends to continue to comply with at least one of the two alternative limitations described above. Accordingly, IICO has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the CEA and the regulations thereunder.

In addition to complying with these de minimis trading limitations set forth in the CFTC Rule 4.5 under the commodity pool operator rules, to qualify for an exclusion under the amended regulation, the operator of the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. Complying with the de minimis trading limitations may restrict Pzena’s ability to use derivatives as part of the Fund’s investment strategies.

Although Pzena believes that it will be able to execute the Fund’s investment strategies within the de minimis trading limitations, the Fund’s performance could be adversely affected. In addition, the Fund’s ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Fund.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury issued a notice of final determination (Final Determination) stating that deliverable foreign exchange forwards, as defined in the Final Determination, should not be considered swaps for most purposes. Thus, deliverable foreign exchange forwards are not deemed to be commodity interests. Therefore, the Fund may enter into deliverable foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury’s determination, deliverable foreign exchange forwards (1) must be reported to swap data repositories, (2) are subject to business conduct standards, and (3) are subject to antifraud and anti-manipulation proscriptions of swap execution facilities.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, non-deliverable forwards (NDFs) are deemed to be commodity interests, including for purposes of amended CFTC Regulation 4.5, and are subject to the full array of regulations under the Dodd-Frank Act. Therefore, the Fund will limit its investment in NDFs as discussed above.

CFTC Regulation 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps. To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above. Requests have been made to the CFTC staff for further guidance on this aspect of CFTC Regulation 4.5.

In addition to the instruments, strategies and risks described below, Pzena may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Pzena may utilize these opportunities to the extent that they are consistent with the Fund’s objective and permitted by the Fund’s investment policies and restrictions and regulations adopted by applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Some of these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1) Successful use of certain Financial Instruments depends upon the ability of Pzena to predict movements of the overall securities, currency and interest rate markets, among other skills. There can be no assurance that any particular strategy will succeed, and the use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation in the market or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on underlying indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, the standardized contracts available may not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities, indexes or other instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not perfectly correlate with the performance of the Fund’s other investments.

Options and futures prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and/or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Pzena projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, the Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties unless regulatory relief from restrictions applies. If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5) The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(6) Certain Financial Instruments, including options, futures contracts, combined positions and swaps, can create leverage, which may amplify or otherwise increase the Fund’s investment loss, possibly in an amount that could exceed the cost of that Financial Instrument or, under certain circumstances, that could be unlimited. Certain Financial Instruments also may require cash outlays that are only a small portion of the amount of exposure obtained through the Financial Instruments, which results in a form of leverage. Although leverage creates the opportunity for increased total return, it also can create investment exposure for the Fund that, in certain circumstances, could exceed the Fund’s net assets and could alter the risk profile of the Fund in unanticipated ways.

(7) When traded on foreign exchanges, Financial Instruments may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Financial Instruments also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Cover. Certain transactions using Financial Instruments expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. The Fund will not enter into any such transactions unless it holds either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts, forward contracts or swaps, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right, but not the obligation, to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right, but not the obligation, to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Options are traded on an organized, liquid exchange or in the OTC market.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security or currency at more than its market value, which would be expected to result in a loss.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Purchased options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options can offer large amounts of leverage, which may result in the Fund’s NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. Exchange-traded options on securities in the United States are issued by the Options Clearing Corporation that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund seeks to mitigate this risk by entering into a bilateral credit support arrangement with the counterparty, which requires the posting of collateral to cover the market value of purchased options, which would mitigate the possibility of losing any premium paid by the Fund, as well as any loss of expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take the Fund’s place in the contract, called a novation. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund would be able to terminate the position held with such counterparty; but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the Fund.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by the Fund could cause material losses to the Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right to require the Fund to deliver to the purchaser an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price. The timing of the right of an option owner to exercise the option depends on the type of option and negotiations between the purchaser and seller.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index, it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options.

When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. This timing risk is an inherent limitation on the ability of index call option writers to cover their risk exposure by holding securities positions.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) typically are established by the Fund, and negotiated with a counterparty, prior to entering into the option contract. While this type of arrangement allows the Fund the flexibility to tailor the option to its needs, OTC options involve counterparty risk that is not applicable to exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Some of the Fund’s counterparties are guaranteed by their parent holding companies with respect to that counterparty’s payment obligations under OTC trades (like OTC options). This helps to mitigate such counterparty risk.

Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts also can be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of the Fund’s fixed-income holdings. If Pzena wishes to shorten the average duration of the Fund’s fixed-income holdings, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If Pzena wishes to lengthen the average duration of the Fund’s fixed-income holdings, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin that typically is calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts and options thereon does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the FCM daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a FCM. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a market for such contracts and options. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. In addition, the CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract or option thereon. For more information, see Speculative Position Limits.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options. The purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. There also is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Fund also is subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. When the Fund sells (writes) an option on a futures contract, the Fund is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the Fund were required to take such a position, it could bear substantial losses.

The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, in the case of a physically settled futures contract, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by Pzena still may not result in a successful transaction. Pzena may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. When the Fund utilizes an index futures contract in an attempt to hedge, the risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, the Fund may buy or sell index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It also is possible that, where the Fund has sold index futures contracts in an attempt to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased in an attempt to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies — Special Considerations. Subject to its investment restrictions, the Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, in an attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or in an attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which Pzena believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used. The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Subject to its investment restrictions, the Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the entry into the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions also may serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Fund also may use forward currency contracts in an attempt to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund also may use forward currency contracts in an attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that Pzena believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and Pzena believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are currently individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency; such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund’s commitment to purchase the new (more favorable) currency is limited to the market value of the Fund’s securities denominated in the old (less favorable) currency. The Fund segregates liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Currently, secondary markets generally do not exist for forward currency contracts. Closing transactions generally can be made for forward currency contracts by negotiating directly with the counterparty or by entering an offsetting transaction with a second counterparty. There can be no assurance that the Fund will be able to close out a forward currency contract at a favorable price prior to maturity and in such cases, the Fund would continue to be subject to market currency risk with respect to the position, and may continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account. In addition, in the event of insolvency of the counterparty, the Fund might be unable to promptly terminate the position held with such counterparty and might incur a significant delay in recovering any amounts owed to the Fund. Even if the Fund entered an offsetting transaction with a second counterparty, the Fund would continue to be subject to settlement risk relating to the transaction with the insolvent counterparty.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Pzena believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

Successful use of forward currency contracts depends on the skill of Pzena in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as Pzena anticipates. There is no assurance that Pzena’s use of forward currency contracts will be advantageous to the Fund or that Pzena will hedge at an appropriate time.

Forward currency contracts in which the Fund may engage include deliverable foreign exchange forwards. A deliverable foreign exchange forward contract provides for the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Foreign exchange forwards typically are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. Foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. The Fund also may be required to pay certain commissions. When the Fund enters into a deliverable foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.

The Fund also may enter into forward currency contracts that do not provide for physical settlement of the two currencies (each, a Reference Currency), but instead provide for settlement by a single cash payment calculated as the difference between the agreed-upon exchange rate and the prevailing market exchange rate at settlement based upon an agreed-upon notional amount (non-deliverable forwards, or NDFs). NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Under definitions adopted by the CFTC and SEC, NDFs are considered swaps, and therefore are included in the definition of “commodity interests.” In contrast, forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of forward currency contracts, especially NDFs, may restrict the Fund’s ability to use these instruments in the manner described above.

Although NDFs historically have been traded OTC, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Under such circumstances, they would be centrally cleared and a secondary market for them normally would exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Speculative Position Limits. The CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person or group of persons under common trading control (other than a hedger, which the Fund is not) may hold, own or control in a particular futures contract or option on a futures contract. Trading limits also are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. Among the purposes of speculative position limits is to prevent a corner or squeeze on a market or undue influence on prices by any single trader or group of traders. The current Federal speculative position limits established by the CFTC apply to certain agricultural commodity positions, such as grains (oats, corn and wheat), the soybeans complex (soybeans, soybean oil and soybean meal) and cotton.

In October 2011, the CFTC adopted regulations that would have imposed new position limits on 28 individual agricultural, metal and energy commodity futures and options contracts and on swaps that are economically equivalent to such contracts. On September 28, 2012, the U.S. District Court for the District of Columbia vacated those regulations and remanded the matter to the CFTC for further consideration consistent with the court’s opinion.

In 2013, the CFTC reproposed its position limit regulations with certain modifications. The regulations as reproposed would specify initial spot-month and non-spot-month limits for covered futures, options and swap positions; revise the definition of bona fide hedging for purposes of the hedge exemption set forth in the regulations; create several new exemptions from the limits; define responsibilities of designated contract markets (DCMs) and swap execution facilities (SEFs) for establishing and enforcing position limits and position accountability rules; and establish revised aggregation standards. Since 2013, the CFTC has extended comment periods on its proposed rules, held public meetings and issued supplements to its proposals.

On December 5, 2016, the CFTC unanimously approved a reproposal of those position limits regulations, under which position limits would be established for 25 core futures contracts, related futures and exchange-traded options contracts, and economically equivalent swaps (collectively, “referenced contracts”). As under the 2013 reproposal, the 2016 version would establish Federal spot month and non-spot month limits for each referenced contract. Exchanges would also be permitted to establish speculative position limits that are more (but not less) restrictive than the Federal requirements, subject to exchange-granted exemptions that would also be consistent with Federal exemptions. The reproposal also yet again revises the definition of “bona fide hedging position.”

Neither of the 2013 or 2016 proposals have been adopted in final form.

The reproposed regulations are extremely complex and, if ultimately implemented, whether in their current or an alternative form, may require further guidance and interpretation by the CFTC to determine in all respects how they apply to the Fund. The full implementation of the Fund’s investment strategies could be negatively impacted by the existing or any future position limits regulations.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. A combined position usually will contain elements of risk that are present in each of its component transactions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. The Fund also may write a put option and purchase a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to holding the underlying instrument. Because combined options positions involve multiple trades, they may result in higher transaction costs, may be more difficult to open and close out and may perform in unanticipated ways. Because combined positions, like other Financial Instruments may require cash outlays that are only a small portion of the amount of exposure obtained through the combined positions, the Fund’s investment exposure gained through these combined positions could exceed its net assets.

Turnover. The Fund’s options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund also may cause the sale of related investments, also increasing turnover; although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund pays a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions could be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The Fund may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations; to use as a duration management technique; to enhance income or capital gains; to protect against a decline in the price of securities the Fund currently owns; or to gain exposure to certain markets in an economical way.

A swap is an agreement involving the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). Certain standardized swaps currently are, and more in the future are expected to be, subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange- trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, the Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

In a cleared swap the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a SEF may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a long total return equity swap, the Fund will receive, and in a short total return swap, the Fund will pay, the price appreciation of an equity index, a custom basket of equity securities, or a single equity, plus any dividend or coupon income from such securities, in exchange for payments equivalent to a floating rate of interest, or if the equity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the Federal funds rate, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher amount at each swap reset date.

The Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer in exchange for an equal face amount of deliverable obligations of the referenced debt obligation (or other agreed-upon debt obligation) described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled, if there is a credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, the Fund would effectively add leverage to the extent the notional amount exceeds the amount of cash the Fund has because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, the Fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. The Fund typically treats it’s obligations under the transaction as illiquid. See Illiquid Investments.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate value at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. Pzena and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund’s borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If Pzena attempts to use a swap as a hedge against, or as a substitute for, the Fund’s portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that Pzena will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

To the extent a swap is not centrally cleared, the use of a swap also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which the Fund enters into swaps, caps, floors or collars will be monitored by Pzena. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There also is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of an FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Fund also is subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and also can require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Payment-In-Kind Securities

Subject to its investment policies and restrictions, the Fund may invest in payment-in-kind (PIK) securities. PIK securities are securities that contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities. These instruments may be valued at a deep discount from the face amount. Interest received in the form of additional securities is recorded as interest income. Federal tax law requires the holder of a PIK security to accrue that interest income with respect to the security regardless of the receipt (or non-receipt) of cash payments. Accordingly, although the Fund generally will not receive cash payments on PIK securities, it will have current income attributable to those securities. To avoid liability for Federal income and excise taxes, therefore, the Fund may be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

It is possible that by effectively increasing the principal balance payable to the Fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable. Prices of PIK securities may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Investments in PIK securities may be illiquid or restricted, which may make it difficult for the Fund to dispose of them or to determine their current value.

Real Estate Investment Trust Securities

Subject to its investment policies and restrictions, the Fund may invest in securities issued by real estate investment trusts (REITs). A REIT is a domestic corporation (or a trust or association otherwise taxable as such for Federal tax purposes) that meets certain requirements of the Code. The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level Federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a modified pass-through vehicle for Federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets), and must annually distribute to its shareholders 90% or more of its taxable income (including net capital gains). Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Fund’s investments in REITs will consist of shares issued by equity REITs.

Repurchase Agreements and Reverse Repurchase Agreements

The Fund may purchase securities subject to repurchase agreements and reverse repurchase agreements, subject to its restriction on investment in illiquid investments, and subject to its investment policies and restrictions. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price.

A reverse repurchase agreement is the opposite: the Fund will sell the security with an obligation to repurchase it at an agreed-upon time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk from repurchase agreements is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. Additionally, reverse repurchase agreements involve borrowing to take advantage of investment opportunities; such leverage could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund’s shares will decline faster than if the Fund were not leveraged. The return on such collateral may be more or less than that from the repurchase agreement. The Fund’s repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund’s custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by IICO.

Restricted Securities

Subject to its investment policies and restrictions, the Fund may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. For example, the Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper). Section 4(a)(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets often are subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or U.S. exchange and may be less liquid than listed securities. Certain restricted securities, including Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board. See Illiquid Investments.

Restricted securities that have not been registered generally are referred to as private placements and are purchased directly from the issuer or in the secondary market and usually are not listed on an exchange nor traded in other established markets. Such securities are restricted as to disposition and generally are sold to institutional investors. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly-traded securities. As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, the Fund could have difficulty selling them when Pzena believes it is advisable to do so. To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than the fair market value.

In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded. As a result, the Fund may be less able to predict a loss. In making investments in such securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities. The Fund also may take a minority interest in a privately offered security, which may limit the Fund’s ability to protect shareholders’ interests in connection with corporate actions by the privately held company. A Fund’s Portfolio Manager also may serve on the board of directors (or similar governing body) of a privately held company, the securities of which the Fund may hold. While IICO believes such service will be beneficial to the Fund and its shareholders, the Portfolio Manager’s service as a board member also could create a conflict of interest (or an appearance of a conflict of interest) that may impact the Fund. In addition, investments in privately placed securities may include other additional contractual obligations, such as the payment of registration expenses as noted above or the purchase of additional securities.

Short Sales Against the Box

Subject to its investment policies and restrictions, the Fund may sell securities “short against the box;” provided, however, that the Fund’s aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box typically are used by sophisticated investors to defer recognition of capital gains or losses. The Fund does not have any present intention to sell securities short in this fashion.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to principal or interest by the U.S., or by a person controlled or supervised by and acting as an instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, or Fannie Mae, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. The Fund will invest in securities of agencies and instrumentalities only if Pzena is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

Subject to its investment policies and restrictions, the Fund may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They also are generally less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions

Subject to its investment policies and restrictions, the Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received.

When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When the Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enables the Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of Pzena to correctly anticipate increases and decreases in interest rates and prices of securities. If Pzena anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in an attempt to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If Pzena anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in an attempt to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether Pzena is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund’s NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, the Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

The Fund’s purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the Fund’s shares.

Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, with original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

Subject to its investment policies and restrictions, the Fund may invest in zero coupon securities that are stripped Treasury notes or bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The Federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on a tax-exempt security (i.e., a security the interest on which is not subject to Federal income tax)) each taxable year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although the Fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities.

To avoid liability for Federal income and excise taxes, therefore, the Fund will be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation also can be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency or a corporation in zero coupon form.

Defensive Purposes

For temporary defensive purposes, the Fund may invest up to all of its assets in cash or cash equivalents, as well as U.S. Treasury obligations, such as bills, bonds and notes. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which Pzena believes are of comparable high quality. Subject to it’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivative instruments, for defensive purposes.

Investment Restrictions

Certain of the Fund’s investment restrictions are described in this SAI. The Fund is “diversified” as defined in the 1940 Act. This means that at least 75% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect to any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. The Fund may not change from “diversified” to “non-diversified” without shareholder approval (as defined below).

Fundamental Investment Restrictions

The following, set forth in their entirety, are the Fund’s fundamental investment restrictions, which cannot be changed without shareholder approval for the Fund. For this purpose, shareholder approval for the Fund means the approval, at a meeting of Fund shareholders, by the lesser of (1) 67% or more of the Fund’s voting securities present at the meeting, if more than 50% of the Fund’s outstanding voting securities are present in person or by proxy or (2) more than 50% of the Fund’s outstanding voting securities. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. As to the Fund (unless otherwise specified):

1.	The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2.	The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3.	The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4.	The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5.	The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6.	The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

7.	The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” (i.e., securities the interest on which is not subject to Federal income tax) or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one industry.

Non-Fundamental Investment Restrictions

The following investment restrictions are non-fundamental (sometimes referred to as operating policies), and may be changed by the Board without shareholder approval:

1.	Investment in other investment companies:

The Fund may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	Investment in illiquid securities:

The Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

3.	Investment in Financial Instruments:

The Fund may invest in Financial Instruments if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured.

4.	Restrictions on selling short:

The Fund may engage in short sales to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5.	Diversification:

Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

6.	Other Current Restrictions:

The Fund may not invest more than 20% of its total assets in cash or cash equivalents. However, for temporary or defensive purposes, the Fund may invest in cash or cash equivalents without limitation.

An investment policy or restriction that states a maximum percentage of the Fund’s assets that may be so invested or prescribes quality standards typically is applied immediately after, and based on, the Fund’s acquisition of an asset. Accordingly, a subsequent change in the asset’s value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and restrictions.

Portfolio Turnover

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A portfolio turnover rate of 100% would mean that the Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. The Fund’s turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

The portfolio turnover rates for the Fund for the fiscal years ended March 31, 2018 and March 31, 2017 were as follows: [    ]% and 51%, respectively.

In general, a high turnover rate will increase transaction costs (such as commissions and spreads between bid and asked prices) that will be borne by the Fund and could increase realized capital gains or losses (the excess of such gains over such losses being taxable to shareholders when distributed to them).

Policy on Disclosure of Portfolio Holdings (Disclosure Policy)

The Disclosure Policy is intended to prevent unauthorized disclosure of portfolio holdings information. Divulging non-public portfolio holdings to selected third parties is permissible only when the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, including a duty not to trade based on the non-public information. The Disclosure Policy applies when disclosing portfolio holdings to any party, other than to service providers or other third parties that perform account maintenance, trade execution services and/or record keeping services, where such disclosure of portfolio holdings would provide information that is not already publicly disclosed.

Publicly Available Information

The Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the next day following the day such information is posted on the internet at www.ivyinvestments.com. This information may be the Fund’s complete portfolio holdings disclosed in the Fund’s Annual or Semiannual Reports and filed with the SEC on Form N-CSR or in the Fund’s first and third quarter reports and filed with the SEC on Form N-Q. This information also may be a partial listing, such as the Fund’s top ten portfolio holdings posted monthly on the internet at www.ivyinvestments.com.

Fund holdings and other information filed with the SEC may be viewed on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

Exceptions

Attribution reports containing only sector and/or industry breakdowns for the Fund can be released without a confidentiality agreement and without regard to any time constraints.

Holdings may be discussed/disclosed generally by the Fund’s portfolio managers for valid business purposes with third-party broker-dealers that offer and sell shares of the Fund during monthly calls and other presentations as necessary to educate such third-party broker-dealers about the general management of the portfolio and to illustrate an investment strategy.

The Disclosure Policy does not apply to communications with broker-dealers regarding specific securities that are in the process of being traded or communications to broker-dealers regarding potential trades of securities.

Existing Clients/Shareholders/Requests for Proposal (RFP) and Brokers (each, a Third-Party Recipient)

The Fund’s portfolio holdings (either month-end or quarter-end) may be released upon the specific request of a Third-Party Recipient, on the 15th day after month-end or quarter-end, provided that:

1.	The individual receiving the request, in conjunction with IICO’s legal department or the Fund’s Chief Compliance Officer (CCO), determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the Third-Party Recipient;

2.	The Third-Party Recipient signs a confidentiality agreement or is given appropriate notice that the non-public portfolio holdings: (a) should be kept confidential, (b) may not be used to trade in any such portfolio holdings nor to purchase or redeem shares of the Fund, and (c) may not be disseminated or used for any purpose other than as referenced in the confidentiality agreement; and

3.	No compensation is received by the Fund, IICO or any other party in connection with the disclosure of information about the portfolio holdings.

The Fund may release its portfolio holdings to the sponsor of a model portfolio product on a more frequent basis than described above only when the Fund has first entered into an agreement with the recipient that requires the recipient to agree in substance to the terms and conditions set forth below:

The recipient shall:

•	agree to use portfolio information only for its own internal analytical purposes in connection with the compilation of Fund data, the development of investment models or risk analysis, and the determination of the eligibility of the Fund for the recipient’s “model portfolios;”

•	agree that it will not disclose, distribute or publish the portfolio information that it receives from the Fund, including to any of its clients;

•	represent that it will not disclose the portfolio information to any person or entity within its organization other than personnel who are authorized to receive such information in connection with the compilation of Fund data and the development of “model portfolios;”

•	agree that it, its officers, employees, agents and representatives have a duty to treat the portfolio information as confidential and not to trade securities based on such information;

•	agree that it may not, and must take steps to ensure that all of its employees with access to such information do not, invest directly in the Fund for which such confidential information is supplied;

•	agree that it may not distribute portfolio information to any agent or subcontractor unless such agent or subcontractor has entered into a substantially similar agreement of confidentiality and has adopted and agrees to maintain policies and procedures designed to ensure that the information is kept confidential; and

•	agree to maintain policies and procedures designed to ensure that the portfolio information provided by the Fund is kept confidential and that its officers, agents and representatives do not trade securities based on such information.

Lipper, Morningstar and Other Service Organizations

The Fund may provide its holdings to Thomson Reuters Lipper, Morningstar, Inc. and similar service-related firms without limitation, on the condition that appropriate notice is provided that such non-public information: (1) may not be disclosed to, or discussed with, any other clients of the rating organization absent a valid exception; (2) will not be used as the basis to trade in any such portfolio holdings of the Fund; and (3) will not be used as the basis to engage in market timing activity in the Fund.

In determining whether there is a legitimate business purpose for making disclosure of the Fund’s non-public portfolio holdings information, IICO’s legal department or the Fund’s CCO typically will consider whether the disclosure is in the best interests of Fund shareholders and whether any conflict of interest exists between the shareholders and the Fund or IDI or its affiliates.

As part of the annual review of the Trust’s compliance policies and procedures, the Fund’s CCO will report to the Board regarding the operation and effectiveness of the Disclosure Policy, including on any changes to the Disclosure Policy that have been made or recommendations for future changes to the Disclosure Policy.

The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about the Fund’s portfolio securities holdings.

Custodian, Auditors, Legal Counsel and Other Service Providers

The Bank of New York Mellon

Deloitte & Touche LLP

Stradley Ronon Stevens & Young, LLP

Ivy Investment Management Company

WI Services Company

Ivy Distributors, Inc.

ICE Data Services

FactSet Research Systems, Inc.

Investment Technology Group, Inc.

Investortools, Inc.

BarraOne

Sylvan

Wolters Kluwer

HMS Markit, Ltd.

Rust Consulting, Inc.

Wilshire

Securian

Pursuant to a custodian contract, the Trust has selected The Bank of New York Mellon as custodian for the Fund’s securities and cash. As custodian, The Bank of New York Mellon maintains all records relating to the Fund’s activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by the custodian and serves a similar function for foreign securities.

Rating, Ranking and Research entities

Bloomberg L.P.

Ibbotson Associates, Inc.

Informa Investment Solutions, Inc.

Risk Metrics Group, LLC

Thomson Reuters Lipper

Moody’s Corporation

Morningstar, Inc.

S&P Global Ratings Inc.

Thomson Reuters Corporation

The Fund may send its complete portfolio holdings information to one or more of the rating, ranking and/or research entities listed above for the purpose of having such entity develop a rating, ranking or specific research product for the Fund.

Brokerage and Brokerage-related information entities

AdCap Securities, LLC

Alamo Capital

Amherst Pierpont Securities

B. Riley & Co., LLC (Friedman Billings Ramsey)

Barrington Research Associates

Bank of America Merrill Lynch

Barclays Capital, Inc.

Berenberg Capital Markets, LLC

Blaylock Beal Van LLC

BMO Capital Markets

Buckingham Research Group, Inc.

BWG Strategy, LLC.

Canaccord Genuity

Cantor Fitzgerald, L.P.

Castle Oak LP

CIMB Securities, Inc.

Citigroup Global Markets, Inc.

Cleveland Research Company, LLC

Cornerstone Macro LLC

Cowen & Company, LLC

Craig Hallum Capital Group, LLC

Credit Suisse LLC

Crews & Associates, Inc.

CRT Capital Group, LLC

D.A. Davidson & Co.

Daiwa Capital Markets, Inc.

Deutsche Bank Securities, Inc.

Dougherty & Company, LLC

Empirical Research

Exane, Inc.

Falcon Square Capital LLC

First Analysis Securities Corp.

First Southern Securities LLC

FTN Financial Capital Markets

George K. Baum & Company

Goldman Sachs & Co.

Handelsbanken Markets

Helvea, Inc.

Hilltop Securities, Inc.

INTL FC Stone Partners, L.P.

Investec Securities, LLC

Janney Montgomery Scott LLC

Jefferies & Company, Inc.

JMP Securities, LLC

J.P. Morgan Securities, Inc.

Key Banc Capital Markets

Macquarie Group Limited

Mitsubishi Securities (USA), Inc.

Morgan Stanley Smith Barney LLC

Needham & Company, LLC

Noble Financial Group, LLC

Oppenheimer & Co. Inc.

Pacific Crest Securities, Inc.

Piper Jaffray & Co.

Prager & Co., LLC

Raymond James Financial Services, Inc.

Redburn Partners (USA) LP

Robert Baird & Co., Inc.

Samco Capital Markets, Inc.

Samuel A. Ramirez, Inc. (Ramirez & Company)

Sanford C. Bernstein, LLC

Seaport Holdings Group

Sidoti & Company, LLC

SMBC Nikko Securities America, Inc.

Stephens, Inc.

Sterne Agee and Leach, Inc.

Stifel, Nicolaus & Company, Incorporated

SunTrust Robinson Humphrey, Inc.

Susquehanna Brokerage, LP (SIG)

Telsey Advisory Group LLC

U.S. Bancorp Investments, Inc.

U.S. Capital Advisors LLC

Vermilion Capital Management LLC

W.H. Mell & Associates, Inc.

Wedbush Securities, Inc.

Wells Fargo Securities LLC

William Blair & Co.

William O’Neil + Company

The Fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Fund and/or, to one or more of the consultants and/or broker platforms listed above for the purpose of reviewing and recommending the Fund as a possible investment for their clientele. No compensation is received from these entities by the Fund, IICO or its affiliates, and portfolio holdings information will only be provided for legitimate business purposes.

The Fund may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Trust is governed by its Board, which currently is composed of nine individuals. The Board is responsible for the overall management of the Trust and the Fund, which includes general oversight and review of the Fund’s investment activities, in accordance with Federal law and the law of the State of Delaware, as well as the stated policies of the Fund. The Board has appointed officers of the Trust and delegated to them the management of the day-to-day operations of the Fund, based on policies reviewed and approved by the Board, with general oversight by the Board.

Board Structure and Related Matters

Eight members of the Board are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (each referred to as an “Independent Trustee”). Mr. Henry J. Herrmann is the sole interested Board member of the Trust (an Interested Trustee, and collectively with the Independent Trustees, the Trustees). An interested person of the Trust includes any person who is otherwise affiliated with the Trust or a service provider to the Trust, such as IICO, the Fund’s investment adviser; Pzena, the Fund’s investment subadviser; or IDI, the Fund’s underwriter. The Board believes that having a majority of Independent Trustees on the Board is appropriate and in the best interests of the Fund’s shareholders.

Under the Trust’s Amended and Restated Declaration of Trust and its Bylaws, a Trustee may serve as a Trustee until he or she dies, resigns or is removed from office. The Trust is not required to hold annual meetings of shareholders for the election or re-election of Trustees or for any other purpose, and does not intend to do so. Delaware law permits shareholders to remove Trustees under certain circumstances and requires the Trust to assist in shareholder communications.

The Board has elected Joseph Harroz, Jr., an Independent Trustee, to serve as Independent Chair of the Board. In that regard, Mr. Harroz’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and of the Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold four regularly scheduled in-person meetings each year, during a portion of which management is not present, as well as a special telephonic meeting in connection with the Board’s annual consideration of the Trust’s management agreements, and may hold special meetings, as needed, either in person or by telephone.

The Board has established a committee structure (described below) that includes four standing committees: the Audit Committee, the Investment Oversight Committee, the Governance Committee and the Executive Committee, the first three of which are comprised solely of Independent Trustees. The Board periodically evaluates its structure and composition, as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Ivy Funds, the number of Ivy Funds overseen by the Board, the arrangements for the conduct of the Ivy Funds’ operations, the number of Trustees, and the Board’s responsibilities.

The Trust is part of the Fund Complex, which is comprised of the 50 portfolios within the Trust, 29 portfolios within the Ivy Variable Insurance Portfolios (Ivy VIP), the Ivy High Income Opportunities Fund (a closed-end fund) (IVH), 3 portfolios within Ivy NextShares and 6 portfolios within the InvestEd Portfolios. Each member of the Board also is a member of the Board of Trustees of each of the other funds within the Fund Complex.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations held during at least the last five years and certain other information.

Independent Trustees

The following table provides information regarding each Independent Trustee.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Jarold W. Boettcher, CFA* 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2008 Ivy Funds: 2002	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present) and Boettcher Aerial, Inc. (Aerial Ag Applicator) (1982 to present)	89	Director of Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director of Guaranty, Inc. (financial services) (1985 to present); Member of Kansas Board of Regents (2007-2011); Trustee and Governance Committee Member of Kansas State University Foundation (1981 to present); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Member of Kansas Foundation for Medical Care (until 2011); Trustee, Waddell & Reed Advisors Funds (2007-2018); Trustee, Ivy VIP (2007 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2007 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2017	Professor of Law, Washburn University School of Law (1973 to present)	89	Director, Kansas Legal Services for Prisoners, Inc.; Director, US Alliance Corp. (2009 to present); Trustee, Waddell & Reed Advisors Funds (1997-2018); Trustee, Ivy VIP (1997 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)

James D. Gressett* 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	Trust: 2008 Ivy Funds: 2002	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (1999 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Premium Gold Foods (2006 to present)	89	Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy VIP (2017 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

Joseph Harroz, Jr.* 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	Trust: 2008 Ivy Funds: 1998 Trust: 2008 Ivy Funds: 2006	Dean of the College of Law, Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008-2010); Adjunct Professor, University of Oklahoma Law School (1997-2010); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present)	89	Director and Investor, Valliance Bank (2004 to present); Director, Graymark HealthCare (2008-2017); Trustee, the Mewbourne Family Support Organization (2003 to present) (non-profit); Independent Chairman and Trustee, Waddell & Reed Advisors Funds (Chairman: 2015-2018; Trustee: 1998-2018); Independent Chairman and Trustee, Ivy VIP (Chairman: 2015 to present; Trustee: 1998 to present) (29 portfolios overseen); Independent Chairman and Trustee, InvestEd Portfolios (Chairman: 2015 to present; Trustee: 2001 to present) (6 portfolios overseen); Independent Chairman and Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Independent Chairman and Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

Glendon E. Johnson, Jr.* 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	Trust: 2008 Ivy Funds: 2002	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisition law) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (hunting, fishing, outdoor recreation, lodging and corporate retreats) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989)	89	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Director, Warriors Afield Legacy Foundation (non-profit) (2014 to present); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy VIP (2017 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen);

Frank J. Ross, Jr. Polsinelli Shughart PC 700 West 47th Street Suite 1000 Kansas City, MO 64112 1953	Trustee	Trust: 2017	Shareholder/Director, Polsinelli Shughart PC, a law firm (1980 to present)	89	Trustee, Waddell & Reed Advisors Funds (1996-2018); Trustee, Ivy VIP (1996 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)

Michael G. Smith* 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	Trust: 2008 Ivy Funds: 2002	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	89	Director of Executive Board, Cox Business School, Southern Methodist University; Lead Director of Northwestern Mutual Funds (2003-2016) (29 portfolios overseen); Director, d-bx Target Date Funds (2007-2015); Chairman, CTMG, Inc. (clinical testing) (2008 to present); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy VIP (2017 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

Edward M. Tighe* 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Trust: 2008 Ivy Funds: 1999	Retired; formerly, CEO and Director of Asgard Holdings, LLC (computer network and security services) (2002-2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992)	89	Trustee of Hansberger Institutional Funds (2000-2007); Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy VIP (2017 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

*	Each noted Trustee became a Trustee in 2008, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Ivy Funds.

Interested Trustee

Mr. Herrmann is “interested” by virtue of his former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the Fund’s investment manager, IICO, the Fund’s principal underwriter, IDI, and the Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WISC), a subsidiary of Waddell & Reed, Inc. (Waddell & Reed), as well as by virtue of his personal ownership in shares of WDR.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TRUSTEE/ OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Trust: 2008 Ivy Funds: 1998	Retired; Formerly, Chairman of WDR (2010-2018); CEO of WDR (2005-2016); President, CEO and Chairman of IICO (2002-2016); President, CEO and Chairman of Waddell & Reed Investment Management Company (WRIMCO) (1993-2016); President of each of the funds in the Fund Complex (for Ivy Funds: 2001-2016)	89	Director of WDR; Trustee, Waddell & Reed Advisors Funds (1998-2018); Trustee, Ivy VIP (1998 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen); Director Blue Cross Blue Shield of Kansas City (2007 to present)

*	The Trustee became a Trustee in 2008, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Ivy Funds.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Jarold W. Boettcher: Mr. Boettcher has more than 40 years of experience in the financial services industry. He has acted as a portfolio manager and director of a financial services firm. He has served as the Chair of a local community bank and the Chair of a state employees’ retirement system. Mr. Boettcher is a Chartered Financial Analyst and holds an M.S. degree from the Massachusetts Institute of Technology. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Boettcher is suitable to serve as Trustee because of his academic background, his work experience, his extensive investment management experience and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.

James M. Concannon: Mr. Concannon has organizational management experience as the dean of a law school. He has served as an officer and on the boards of non-profit organizations. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Concannon is suitable to serve as Trustee because of his academic background and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.

James D. Gressett: Mr. Gressett has served as the CEO of a closely-held corporation. He also has served as an accountant and partner in a public accounting firm. Mr. Gressett has also been a member and chairman of the boards of several closely-held corporations and charitable organizations. Mr. Gressett holds a B.B.A. of Accountancy degree from the University of Texas at Austin. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Gressett is suitable to serve as Trustee because of his work experience, his academic background, his service on other corporate and charitable boards and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.

Joseph Harroz, Jr.: Mr. Harroz serves as Dean of the College of Law and Vice President of a state university, and also serves as a director of a bank. He also has served as a president and director of a publicly traded company and as General Counsel to a state university system. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.

Henry J. Herrmann: Mr. Herrmann has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management, and experience as a director of a publicly held company. He has multiple years of service as a Trustee and officer to the Fund Complex. The Board concluded that Mr. Herrmann is suitable to serve as Trustee because of his academic background, his extensive work experience in the financial services and investment management industry and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.

Glendon E. Johnson, Jr.: Mr. Johnson practiced law for over 30 years, specializing in corporate finance, securities and mergers and acquisitions, including representing and advising financial services companies and investment advisers and their boards. In addition, for over twelve years, he was involved in the acquisition, sale, financing, and daily business affairs of several financial service companies, including investment managers. He serves as a Director of the Thomas Foundation for Cancer Research. Mr. Johnson holds an Honors B.A. of Economics and Business from the University of Utah, and a J.D. from the University of Texas Law School at Austin, where he was a member and note and comment editor of the Texas Law Review. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Johnson is suitable to serve as Trustee because of his extensive legal and business experience, academic background and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.

Frank J. Ross, Jr.: Mr. Ross has experience as a business attorney and as the head of the business department of a major law firm. He has served as a member of a state banking board and on the boards of a private university, a private secondary school and various non-profit organizations. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Ross is suitable to serve as Trustee because of his work experience and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.

Michael G. Smith: Mr. Smith has over 40 years of experience in the financial services and investment management industry. He has served as a member and chairman of the boards of several mutual funds and charitable and educational organizations. Mr. Smith is a Chartered Financial Analyst and holds a B.B.A. of Finance degree and an M.B.A. degree from Southern Methodist University. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Smith is suitable to act as Trustee because of his extensive work experience in the financial services and investment management industry, his educational and charitable organization experience, his educational background and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.

Edward M. Tighe: Mr. Tighe has extensive experience in the mutual fund and information technology industries. He has held executive positions with U.S. mutual fund companies and served as a lead independent trustee on a different mutual fund board. Mr. Tighe holds a B.S. of Finance degree from Boston University. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Tighe is suitable to serve as Trustee because of his academic background, his extensive business experience and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Jennifer K. Dulski 6300 Lamar Avenue Overland Park, KS 66202 1980	Secretary	2017	2017	Secretary for each of the funds in the Fund Complex (2017 to present); Senior Vice President and Associate General Counsel of Waddell & Reed and IDI (2018 to present)

Philip J. Sanders** 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2016	CEO of WDR (August 2016 to present); President, CEO and Chairman of IICO and WRIMCO (August 2016 to present); President of each of the funds in the Fund Complex (August 2016 to present); CIO of WDR (February 2011 to present); CIO of IICO and WRIMCO (August 2010 to present)

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer	2008 2008 2008	2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Fund Complex (2006-2017); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Vice President of Waddell & Reed Services Company (WRSCO) (2007 to present)

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of WRIMCO and IICO (2006 to present)

Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Senior Vice President of Waddell & Reed and IDI (2017 to present); Vice President of Waddell & Reed and IDI (2010-2016)

John E. Sundeen, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1960	Vice President	2008	2006	Senior Vice President (1999 to present) and Chief Administrative Officer (2006 to present) of WDR; Executive Vice President and Chief Administrative Officer of IICO and WRIMCO (2004 to present); Executive Vice President of WRSCO (2016 to present)

*	This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within the Ivy Funds (if applicable).
**	Mr. Sanders was Vice President of the Trust since 2006, and of the Fund Complex since 1998, until his appointment as President in August 2016.

Committees of the Board of Trustees

The Board has established the following standing committees: Audit Committee, Executive Committee, Investment Oversight Committee and Governance Committee. The respective duties and current memberships of the standing committees are:

Audit Committee. The Audit Committee serves as an independent and objective party to monitor the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the Trust’s independent registered public accounting firm. The Committee also serves to provide an open avenue of communication among the Trust’s independent registered public accounting firm, the internal accounting staff of IICO and the Board. The Audit Committee consists of Edward M. Tighe (Chair), Jarold W. Boettcher, James M. Concannon and James D. Gressett. During the fiscal year ended March 31, 2018, the Audit Committee met four times.

Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Portfolios except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. The Executive Committee consists of Henry J. Herrmann (Chair) and Glendon E. Johnson, Jr. During the fiscal year ended March 31, 2018, the Executive Committee did not meet.

Investment Oversight Committee. The Investment Oversight Committee reviews, among other things, the investment performance of the Portfolios, any proposed changes to the Portfolios’ investment policies, and the Portfolios’ market trading activities and portfolio transactions. The Investment Oversight Committee consists of Michael G. Smith (Chair), Jarold W. Boettcher and James M. Concannon. During the fiscal year ended March 31, 2018, the Investment Oversight Committee met four times.

Governance Committee. The Governance Committee evaluates, selects and recommends to the Board candidates to serve as Independent Trustees. The Committee will consider candidates for Trustee recommended by Shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Trust. The Governance Committee also oversees the functioning of the Board and its committees. The Governance Committee consists of Frank J. Ross, Jr. (Chair), Glendon E. Johnson, Jr. and James D. Gressett. During the fiscal year ended March 31, 2018, the Governance Committee met four times.

The Board has authorized the creation of a Valuation Committee comprised of such persons as may be designated from time to time by WISC and includes Philip J. Sanders. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or on an as-needed) basis for its review and approval.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Board performs this risk management oversight directly and, as to certain matters, directly through its committees and through its Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among other things, investment risk, credit risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, IICO, Pzena and other service providers to the Trust have themselves adopted a variety of policies, procedures and controls designed to address particular risks of the Fund. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons.

Senior officers of the Trust, senior officers of IICO, IDI and WISC (collectively, Waddell), and the Trust’s CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from IICO with respect to the investments and securities trading of the Fund, reports from Fund management personnel regarding valuation procedures and reports from management’s Valuation Committee regarding the valuation of particular securities. In addition to regular reports from Waddell, the Board also receives reports regarding other service providers to the Trust, either directly or through Waddell or the Trust’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Trust’s CCO regarding the effectiveness of the Trust’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Waddell in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Waddell and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Senior officers of the Trust and senior officers of Waddell also report regularly to the Audit Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. Waddell compliance and internal audit personnel also report regularly to the Audit Committee. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet separately with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

Ownership of Fund Shares

as of December 31, 2017

The following tables provide information regarding shares of the Funds beneficially owned by each Independent Trustee, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (Exchange Act), as well as the aggregate dollar range of shares owned, by each Trustee, of funds within the Fund Complex. An Independent Trustee may elect to defer a portion of his or her annual compensation, which deferred amount is deemed to be invested in shares of funds within the Fund Complex. The amounts listed below as “owned” shares include any shares in which the Trustee’s deferred compensation is deemed invested by a Trustee.

Independent Trustees

Trustee	Dollar Range of Shares Owned in Ivy Pzena International Value Fund	Aggregate Dollar Range of Shares Owned of All Funds within the Fund Complex
Jarold W. Boettcher	$0	over $100,000
James M. Concannon	$0	over $100,000
James D. Gressett	$0	over $100,000
Joseph Harroz, Jr.	$0	over $100,000
Glendon E. Johnson, Jr.	$0	over $100,000
Frank J. Ross, Jr.	$0	over $100,000
Michael G. Smith	$0	over $100,000
Edward M. Tighe	$0	over $100,000

Interested Trustee

Trustee	Dollar Range of Shares Owned in Ivy Pzena International Value Fund	Aggregate Dollar Range of Shares Owned of All Funds within the Fund Complex
Henry J. Herrmann	$0	over $100,000

Compensation

The fees paid to the Trustees are allocated among the funds within the Fund Complex based on each fund’s relative asset size. During the fiscal year ended March 31, 2018, the Trustees received (or were entitled to receive) the following aggregate compensation for service as a Trustee of the Trust and each of the other funds within the Fund Complex:

Compensation Table

Independent Trustees	Aggregate Compensation from the Trust		Aggregate Compensation from the Fund Complex[1,2]
Jarold W. Boettcher	$ [	]	$ [	]
James M. Concannon	[	]	[	]
John A. Dillingham[3]	[	]	[	]
James D. Gressett	[	]	[	]
Joseph Harroz, Jr.[4]	[	]	[	]
Glendon E. Johnson, Jr.	[	]	[	]
Frank J. Ross, Jr.	[	]	[	]
Michael G. Smith	[	]	[	]
Edward M. Tighe	[	]	[	]

Interested Trustee	Aggregate Compensation from the Trust		Aggregate Compensation from the Fund Complex[1,2]
Henry J. Herrmann	$0		$0

[1]	Table reflects compensation for the fiscal year ended March 31, 2018.
[2]	No pension or retirement benefits have been accrued as a part of the Trust’s expenses.
[3]	Retired as of December 31, 2017.
[4]	Mr. Harroz receives an additional annual fee of $100,000 for his services as Independent Chair of the Board and of the board of trustees of each of the other trusts within the Fund Complex.

Of the totals listed in the Aggregate Compensation column above, the following amounts have been deferred:

Jarold W. Boettcher	$	[	]
James M. Concannon		[	]
John A. Dillingham[1]		[	]
James D. Gressett		[	]
Joseph Harroz, Jr.		[	]
Glendon E. Johnson, Jr.		[	]
Frank J. Ross, Jr.		[	]
Michael G. Smith		[	]
Edward M. Tighe		[	]

[1]	Retired as of December 31, 2017.

The Interested Trustee did not receive compensation from any of the Ivy Funds. The officers, as well as Mr. Herrmann, are paid by IICO or its affiliates.

The Board of Ivy Funds had created an honorary position of Director Emeritus, whereby a Director of the predecessor Board of Directors who attained the age of 75 was required to resign his or her position as Director and, unless he or she elected otherwise, served as Director Emeritus provided the Director had served as a Trustee or Director of the Trust for at least five years which need not have been consecutive. The Board of Ivy Funds has eliminated the plan for present and future Board members.

A Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director; however, a Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director began his or her service as Director Emeritus, or in an equivalent lump sum. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Funds. Messrs. William T. Morgan and Paul S. Wise retired as Directors of the Ivy Funds, and each serves as Director Emeritus.

The following table shows the fees paid to each Director Emeritus, and the portion of that fee paid by the Trust, for the fiscal year ended March 31, 2018. IICO has agreed to reimburse the Trust for these payments.1

Director Emeritus	Compensation from the Trust	Aggregate Compensation from the Fund Complex
William T. Morgan	$3,210	$65,500
Paul S. Wise	2,120	48,000

[1]	The fees paid to each Trustee or Director Emeritus are allocated among the Ivy Funds that were in existence at the time the Trustee or Director elected Emeritus status, based on each Fund’s net assets at that time.

Class A shares of a Fund may be purchased at NAV by current or retired Trustees of the Trust (or retired directors of any entity to which the Trust or any of the Ivy Funds is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of IDI, current and certain retired employees of IDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. For this purpose, child includes stepchild and parent includes stepparent. See Purchase, Redemption and Pricing of Shares - Net Asset Value Purchases of Class A Shares for more information.

The contingent deferred sales charge (CDSC) for Class A shares and Class C shares that are subject to a CDSC will not apply to redemptions of shares purchased by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or any of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and certain retired employees of IDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents of each (including redemptions from certain retirement plans and certain trusts for these individuals), and employees of financial advisors of Waddell & Reed.

Codes of Ethics

The Trust, Pzena, IICO and IDI have adopted Codes of Ethics under Rule 17j-1 under the 1940 Act that permits their respective trustees, directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. Each Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the Fund, as of July 2, 2018, regarding the record or beneficial ownership of 5% or more of any class of Fund shares. Shareholders who have the power to vote a large percentage of shares (at least 25% of the voting shares of the Fund) of the Fund can control the Fund and affect the outcome of a proxy vote or the direction of management of the Fund.

Fund Name	Class	Ownership Type	Shareholder Name, City and State	Total Shares Owned	% of Class
Ivy Pzena International Value Fund

[As of July 2, 2018, all of the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Fund.]

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

The Trust, on behalf of the Fund, has entered into an Investment Management Agreement (Management Agreement) with IICO, a subsidiary of WDR. Under the Management Agreement, IICO is employed to supervise the investments of the Fund and provide investment advice to the Fund and to monitor and supervise the activities of Pzena. The Management Agreement obligates IICO to make investments for the account of the Fund in accordance with its best judgment and within the investment objective and restrictions set forth in the Prospectus, this SAI, the 1940 Act and the provisions of the Code relating to RICs, subject to policy decisions adopted by the Board. IICO also determines the securities to be purchased or sold by the Fund and places the orders. IICO may have seed capital invested in the Fund. If so, IICO may from time to time, hedge some or all of that seed capital.

IICO is a corporate affiliate of Waddell & Reed. Waddell & Reed is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly-owned subsidiary of WDR, a publicly-held company. The address of these companies is 6300 Lamar Avenue, Overland Park, Kansas 66202-4200.

The Management Agreement provides that it may be renewed year to year as to the Fund, provided that any such renewal has been specifically approved, at least annually, by (i) the Board, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Fund or IICO (Independent Trustees). The Management Agreement also provides that either party has the right to terminate it as to the Fund, without penalty, upon 60 days’ written notice by the Trust to IICO and 120 days written notice by IICO to the Trust, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). A discussion regarding the basis of the approval of the Management Agreement on behalf of the Fund will be available in the Fund’s Semiannual Report to Shareholders for the period ended September 30, 2018.

Investment Subadviser

Pzena Investment Management, LLC (Pzena), a registered investment adviser located at 320 Park Avenue; 8th Floor; New York, New York 10022, serves as the investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, the Fund, pursuant to an agreement with IICO.

The Subadvisory Agreement will continue in effect for the period from July 31, 2018 through August 30, 2019, unless sooner terminated. For its services under the agreement, IICO pays to Pzena an annual fee through July 31, 2019 of 0.35% of the Fund’s average net assets. After that date, the annual fee shall remain 0.35% of the Fund’s average net assets as long as the Fund has $500 million in net inflows; however, should (i) the Fund’s total net inflows drop below $500 million and (ii) the average daily value of the Fund fall below $500 million, IICO will pay Pzena pursuant to the following schedule for the Fund:

Fee Payable to Pzena as a Percentage of the Fund’s Average Net Assets
Fund Assets	Fee
on the first $100 million	0.55%
between $100 million and $300 million	0.45%
over $300 million	0.35%

The subadvisory fee is accrued daily and payable in arrears on the last day of each calendar month.

The Subadvisory Agreement between IICO and Pzena (Subadvisory Agreement) will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. In addition, the Subadvisory Agreement is terminable at any time, without penalty, by the Board, by a vote of a majority of the outstanding voting securities of the class of capital stock of the Fund, or by IICO on 60 days’ written notice to the subadviser, or by the subadviser on 60 days’ written notice to IICO.

The Subadvisory Agreement was unanimously approved by the Board, including the Independent Trustees, at a meeting of the Board on May 15-16, 2018. As noted above, the Subadvisory Agreement will continue in effect for the period from July 31, 2018 through August 30, 2019, unless sooner terminated. Thereafter, it may be renewed from year to year, upon approval by (i) a majority vote of the Board or by a vote of the holders of the majority of the outstanding voting securities and (ii) a majority of the Independent Trustees. A discussion regarding the basis of the approval of the Subadvisory Agreement will be available in the Fund’s Semiannual Report to Shareholders for the period ended September 30, 2018.

Payments by the Fund for Management Services

Under the Management Agreement, for IICO’s management services, the Fund pays IICO a fee as described in the Prospectus. Every share class of the Fund has the same management fee. A discussion regarding management fee reimbursement is contained in the section titled Distribution Services below. The management fees paid to IICO (both including and excluding waivers, as discussed below) during the past three fiscal years ended March 31, 2018, March 31, 2017 and March 31, 2016 for the Fund were as follows:

	2018						2017		2016
	Including Waiver			Excluding Waiver			Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Ivy Pzena International Value Fund	$	[	]	$	[	]	$1,737,736	$2,068,727	$2,252,452	$2,640,081

In the above table, the terms “including” and “excluding” refer to the effect of a waiver. Where applicable, the amount shown “including” the waiver is the actual management fee paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the management fee that would have been paid by the Fund had the waiver not been in effect. IICO may amend or terminate this voluntary waiver at any time without prior notice to shareholders.

For purposes of calculating the daily fee, the Fund does not include money owed to it by IDI for shares which it has sold but not yet paid to the Fund. The Fund accrues and pays this fee daily.

Shareholder Services

Under the Shareholder Servicing Agreement entered into between the Trust and Waddell & Reed Services Company, a subsidiary of Waddell & Reed, doing business as WISC, WISC performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and the handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval. WISC is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Under the Shareholder Servicing Agreement with respect to Class A, Class B and Class C shares of the Fund, the Fund pays WISC an annual fee (payable monthly) for each account of the Fund that is non-networked and that fee ranges from $18.05 to $20.35 per account; however, WISC has agreed to reduce those fees if the number of total Fund accounts within the Fund Complex reaches certain levels.

For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales) WISC has agreed to reduce its per account fees charged to the Fund to $6.00 per account on an annualized basis and pays the third parties for performing such services. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for the Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

WISC (including any affiliate of WISC) pays unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares of the Fund whose interests generally are held in an omnibus account. These payments range from an annual fee of $12.00 to $21.00 for each account or up to 1/12 of 0.35 of 1% of the average daily net assets for the preceding month. WISC pays the third parties for performing such services and the Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for the Fund are less than or equal to $18.00 per account or an annual fee of 0.20 of 1% that is based on average daily net assets.

With respect to Class I and Class Y shares, the Fund pays WISC an amount payable on the first day of each month equal to 1/12 of 0.15 of 1% of the average daily net assets of the Class for the preceding month.

With respect to Class N shares, the Fund pays WISC an amount payable on the first day of the month equal to 1/12 of 0.01 of 1% of the average daily net assets of the Class for the preceding month.

With respect to Class R shares, the Fund pays WISC an amount payable on the first day of the month equal to 1/12 of 0.25 of 1% of the average daily net assets of the Class for the preceding month.

Fees paid to WISC under the Shareholder Servicing Agreement during the past three fiscal years ended March 31, 2018, March 31, 2017 and March 31, 2016 were as follows:

	2018						2017		2016
	Including Waiver			Excluding Waiver			Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Ivy Pzena International Value Fund	$	[	]	$	[	]	$468,900	$473,524	$704,605	$708,907

Where applicable, the amount shown “including” the waiver, in the table above, is the actual shareholder servicing fee paid with a shareholder servicing fee waiver in effect, whereas the amount shown “excluding” the waiver is the shareholder servicing fee that would have been paid by the Fund had the waiver not been in effect.

The Fund also pays certain out-of-pocket expenses of WISC, including: long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of a sub-agent used by WISC in performing services under the Shareholder Servicing Agreement including the cost of providing a record-keeping system; and costs of legal and special services not provided by IICO or WISC. Out-of-pocket expenses of WISC paid during the past three fiscal years ended March 31, 2018, March 31, 2017 and March 31, 2016 were as follows:

	2018						2017		2016
	Including Waiver			Excluding Waiver			Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Ivy Pzena International Value Fund	$	[	]	$	[	]	179,532	180,190	N/A	242,538

Where applicable, the amount shown “including” the waiver, in the table above, is the actual out-of-pocket expenses paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the out-of-pocket expenses that would have been paid by the Fund had the waiver not been in effect.

Accounting Services

Under the Accounting and Administrative Services Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WISC, WISC provides the Fund with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting and Administrative Services Agreement, or amendments to an existing one, may be approved by the Board without shareholder approval.

Under the Accounting and Administrative Services Agreement, the Fund pays WISC a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month	Monthly Fee
$0 - $10 million	$0
$10 - $25 million	$958
$25 - $50 million	$1,925
$50 - $100 million	$2,958
$100 - $200 million	$4,033
$200 - $350 million	$5,267
$350 - $550 million	$6,875
$550 - $750 million	$8,025
$750 - $1.0 billion	$10,133
$1.0 billion and over	$12,375

In addition, for each class of shares in excess of one, The Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly base fee.

The Fund also pays a monthly fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets, with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until the Fund’s assets are at least $10 million.

Fees paid to WISC during the past three fiscal years ended March 31, 2018, March 31, 2017 and March 31, 2016 for the Fund were as follows:

	2018			2017	2016
Ivy Pzena International Value Fund	$	[	]	92,037	99,178

Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, IICO and WISC, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. IICO and its affiliates pay the Trustees and Trust officers who are affiliated with IICO and its affiliates. The Fund pays the fees and expenses of the Independent Trustees.

The Fund pays all of its other expenses. These include the costs of printing and mailing materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute, cost of processing and maintaining shareholder records, costs of systems or services used to price Fund securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services

Under the Distribution Agreement entered into between the Trust and IDI, IDI serves as principal underwriter and distributor to the Fund.

Under the Distribution and Service Plan (Plan) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1), for Class A shares the Fund may pay IDI a fee not to exceed 0.25% of the Fund’s average annual net assets attributable to Class A shares, paid daily, to compensate IDI for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares and/or the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

Under the Plan, for Class B shares and Class C shares, respectively, the Fund may pay IDI a service fee not to exceed 0.25% of the Fund’s average annual net assets attributable to those classes, paid daily, to compensate IDI for its services, either directly or through others, in connection with the provision of personal services to shareholders of those classes and/or the maintenance of shareholder accounts of those classes and a distribution fee of 0.75% of the Fund’s average annual net assets attributable to those classes, paid daily, to compensate IDI for its services, either directly or through others, in connection with the distribution of shares of those classes.

Under the Plan, for Class R shares, the Fund pays IDI a distribution and service fee at an annual rate of 0.50% of the Fund’s average annual net assets attributable to Class R shares, paid daily, to compensate IDI for its services, either directly or through others, in connection with the distribution of Class R shares, and provision of personal services to shareholders and/or maintenance of Class R shareholder accounts.

Under the Plan, for Class Y shares, the Fund pays IDI daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the Fund’s average annual net assets attributable to Class Y shares, paid daily, to compensate IDI for its services, either directly or through others, in connection with the distribution of Class Y shares, and provision of personal services to shareholders and/or maintenance of Class Y shareholder accounts.

Class I and Class N shares are not covered under the Plan.

IDI offers the Fund’s shares through non-affiliated financial advisors, registered representatives and sales managers of Waddell & Reed and Legend Equities Corporation (Legend) and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through the sales force, IDI pays commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund’s shares, as applicable. The Plan permits IDI to receive compensation for the class-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plan also contemplates that IDI may be compensated for its activities in connection with: compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of the Fund and/or maintaining shareholder accounts; increasing services provided to shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of the Fund and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Fund shares. The Plan and the Distribution Agreement contemplate that IDI may be compensated for these class-related distribution efforts through the distribution fee.

The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and IDI or WISC, as well as other parties also may provide services to shareholders through telephonic means and written communications. IDI may pay other broker-dealers a portion of the fees it receives under the Plan as well as other compensation in connection with the distribution of Fund shares.

For the fiscal year ended March 31, 2018, the Fund paid (or accrued) the following amounts as distribution fees and service fees for Class A, Class B, Class C, Class R and Class Y Shares of the Fund:

Share Class	Distribution and Service Fees
Class A	$	[	]
Class B		[	]
Class C		[	]
Class R		[	]
Class Y		[	]

The only Trustees or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plan are the officers and Trustees who also are officers of either IDI or its affiliate(s) or who are shareholders of WDR, the indirect parent company of IDI. The Plan is anticipated to benefit the Fund and its shareholders of the affected class through IDI’s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that its shareholders of a particular class may benefit to the extent that IDI’s activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder’s share of Fund and class expenses. Increased Fund assets also may provide greater resources with which to pursue the objective of the Fund. Further, continuing sales of shares also may reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plan will provide IDI with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and its shareholders of the affected class.

To the extent that IDI incurs expenses for which compensation may be made under the Plan that relate to distribution and service activities also involving another fund within the Ivy Funds, IDI typically determines the amount attributable to the Fund’s expenses under the Plan on the basis of a combination of the respective classes’ relative net assets and number of shareholder accounts.

The Plan and the Underwriting Agreement were approved by the Board, including the Trustees who are not interested persons of the Fund or of IDI and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the Independent Trustees).

Among other things, the Plan provides that (1) IDI will provide to the Trustees at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved by the Trustees including the Independent Trustees acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding voting securities of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Independent Trustees will be committed to the discretion of the Independent Trustees.

[Through July 31, 2020, IICO, IDI and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses for Ivy Pzena International Value Fund (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: [    ]%.]

Compensation to Broker-Dealers and Other Financial Intermediaries

All classes of the Fund are offered through IDI, Waddell & Reed and non-affiliated third-party broker-dealers. IDI (or an affiliate) may pay both affiliated and non-affiliated broker-dealers a portion of the fees it receives under the respective Plans, as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV, IDI (or an affiliate) may pay up to 1.00% of net assets invested; and 2) for the purchase of Class C shares, IDI (or an affiliate) may pay 1.00% of net assets invested. For certain clients of non-affiliated third-party broker-dealers and under certain circumstances, IDI (or an affiliate) will pay the full Class C distribution and service fee to such broker-dealers beginning immediately after purchase in lieu of paying the up-front compensation described above of 1.00% of net assets invested. This may depend on the policies, procedures and trading platform of your financial intermediary. Please consult your financial advisor.

Additionally, IDI has selling agreements with certain financial intermediaries which provide for IDI (or an affiliate) to pay fees to such intermediaries based on a percentage of assets, sales and/or an amount per shareholder account. IDI makes payments to such intermediaries from its own resources and from amounts reimbursed by IICO. These reimbursements to IDI are funded out of WRIMCO’s and IICO’s net income, respectively.

IDI participates in preferred partnerships with the following entities and therefore may pay additional compensation to these entities: Securian Financial Services, Inc.; Commonwealth Equity Services, LLC (d/b/a Commonwealth Financial Network); AIG Advisor Group, Inc., the parent company of SagePoint Financial, Inc., FSC Securities Corporation, Woodbury Financial Services, Inc. and Royal Alliance Associates, Inc.; LPL Financial Corporation; RBC Capital Markets Corporation; Raymond James Financial Services, Inc./Raymond James & Associates, Inc.; Ameriprise Financial Services, Inc.; Morgan Stanley Smith Barney LLC; Wells Fargo Advisors LLC; U.S. Bancorp Investments, Inc.; Cetera Financial Group, Inc., the parent company of Cetera Advisor Networks LLC, Cetera Investment Services LLC, Cetera Financial Specialists LLC, Cetera Advisors LLC, First Allied Securities, Inc., Summit Brokerage Services, Girard Securities, Inc., and Citigroup Global Markets, Inc.

Sales Charges for Class A Shares

IDI reallows to broker-dealers a portion of the sales charge paid for purchases of Class A shares as described below and in the Prospectus. A major portion of the sales charge for Class A shares and the CDSC for Class B and Class C shares and for certain Class A shares are paid to financial advisors and managers of IDI and third-party broker-dealers. IDI may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

Class A shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following table:

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	5.75%	6.10%	5.00%
$50,000 to less than $100,000	5.25	5.54	4.50
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]	Due to the rounding of the NAV and the offering price of the Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.
[2]	No sales charge is payable at the time of purchase on investments of $1 million or more in the Fund, although for such investments the Fund will impose a CDSC of 1% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

IDI may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:

1.00% - Sales of $1.0 million to $3,999,999.99

0.50% - Sales of $4.0 million to $49,999,999.99

0.25% - Sales of $50.0 million or more

On each purchase of the Class A shares of the Fund offered at the then public offering price including the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be as described in the Fund’s then-current prospectus and in this SAI (see Reasons for Differences in the Public Offering Price of Class A Shares).

Custodial and Auditing Services

The Fund’s custodian is The Bank of New York Mellon, and its address is One Wall Street, New York, New York. In general, the custodian is responsible for holding the Fund’s cash and securities. Deloitte & Touche LLP, located at 1100 Walnut Street, Suite 3300, Kansas City, Missouri, the Fund’s Independent Registered Public Accounting Firm, audits the financial statements and financial highlights of the Fund.

Securities Lending

The Board has approved the Fund’s participation in a securities lending program. Under the securities lending program, Bank of New York Mellon serves as the securities lending agent for the program. For the fiscal year ended March 31, 2018, the securities lending program was not operational, and therefore, the Fund did not earn any income through securities lending or pay any fees and/or compensation to a securities lending agent pursuant to a securities lending agreement.

PORTFOLIO MANAGERS

Portfolio Managers Employed by Pzena

The following tables provide information relating to the portfolio managers of the Fund as of March 31, 2018.

John P. Goetz

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Number of Accounts Managed		[	]		[	]		[	]
Number of Accounts Managed with Performance-Based Advisory Fees		[	]		[	]		[	]
Assets Managed (in millions)	$	[	]	$	[	]	$	[	]
Assets Managed with Performance-Based Advisory Fees (in millions)	$	[	]	$	[	]	$	[	]

Caroline Cai

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Number of Accounts Managed		[	]		[	]		[	]
Number of Accounts Managed with Performance-Based Advisory Fees		[	]		[	]		[	]
Assets Managed (in millions)	$	[	]	$	[	]	$	[	]
Assets Managed with Performance-Based Advisory Fees (in millions)	$	[	]	$	[	]	$	[	]

Allison J. Fisch

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Number of Accounts Managed		[	]		[	]		[	]
Number of Accounts Managed with Performance-Based Advisory Fees		[	]		[	]		[	]
Assets Managed (in millions)	$	[	]	$	[	]	$	[	]
Assets Managed with Performance-Based Advisory Fees (in millions)	$	[	]	$	[	]	$	[	]

Conflicts of Interest for Pzena

Pzena does not foresee any conflicts of interest in the management of the Fund and its other accounts. Pzena applies the same value minded philosophy across all of its strategies that it has employed since inception. Pzena, as a matter of policy and practice, acts as a fiduciary in all client matters, seeks to avoid or resolve conflicts of interest, and meets all regulatory requirements. Standards of business conduct are detailed in Pzena’s Code of Ethics. Each employee is responsible to have read, be familiar with, and annually certify compliance with Pzena’s Code of Ethics. There is no conflict of the duties necessary for the Fund and other products. In all cases, Pzena acts as a fiduciary of client assets and accounts and follows its trading policies and procedures.

Compensation for Pzena

Pzena’s portfolio managers are compensated through a combination of a fixed base salary, performance bonus, and equity ownership, if appropriate, due to superior personal performance. Eligibility for bonus compensation is examined annually by Pzena. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based on Fund performance or assets of the Fund. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that they have made and are likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking, which is contrary to the firm’s value investment philosophy. Ultimately, the equity ownership is the primary tool used by Pzena for attracting and retaining the best people. This ties personnel to long-term performance as the value of their ownership stake depends on Pzena delivering superior long-term results to investors. All portfolio managers listed are equity owners of Pzena.

Ownership of Securities

As of March 31, 2018, the dollar range of shares of the Fund beneficially owned by each portfolio manager was:

Manager	Dollar Range of Shares Owned in Ivy Pzena International Value Fund	Dollar Range of Shares Owned in the Fund Complex
John P. Goetz	$[ ]	$[ ]
Caroline Cai	$[ ]	$[ ]
Allison J. Fisch	$[ ]	$[ ]

BROKERAGE ALLOCATION AND OTHER PRACTICES

One of the duties undertaken by IICO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. For the Fund, IICO has delegated this duty to Pzena.

With respect to fixed-income investments, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market generally are effected with dealers acting as principals or market makers. Brokerage commissions primarily are paid for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the portfolio managers will frequently, yet not always, place concurrent orders for all or most accounts for which the portfolio managers have responsibility or Pzena otherwise may combine orders for the Fund with those of other accounts for which it has investment discretion. Pzena, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for the Fund or advisory account, except where the combined order is not filled completely.

In all cases, Pzena seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts.

Similarly, to the extent permitted by applicable law, Pzena may aggregate the securities to be sold or purchased for the Fund with those of other accounts managed by Pzena. Pzena is obligated to allocate any securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it believes to be the most equitable and consistent with its fiduciary obligations to the Fund and such other accounts.

Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. Additionally, a better negotiated commission may be available through combined orders.

Pzena is required to effect derivative transactions using derivatives documentation executed by IICO (e.g., ISDA Master Agreements and corresponding documents). Pzena is not authorized to trade derivative instruments under any other derivatives documentation.

To effect all other portfolio transactions of the Fund, Pzena is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. Pzena need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services, directly or through others (research and brokerage services) considered by Pzena to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which Pzena has investment discretion.

Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Exchange Act as including: (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by Pzena that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to Pzena. Pzena does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Fund has adopted a policy that prohibits Pzena from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of Pzena and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist Pzena in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by Pzena.

Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of Pzena; serves to make available additional views for consideration and comparisons; and enables Pzena to obtain market information on the price of securities held in the Fund’s portfolio or being considered for purchase.

The following table sets forth the brokerage commissions paid by the Fund during the past three fiscal years ended March 31, 2018, March 31, 2017 and March 31, 2016. These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which the Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

	2018			2017	2016
Ivy Pzena International Value Fund	$	[	]	$253,669	$164,529

The next table shows the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended March 31, 2018 the Fund. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

	Amount of Transactions			Brokerage Commissions
Ivy Pzena International Value Fund	$	[	]	$	[	]

As of March 31, 2018, the Fund held securities issued by its regular broker-dealers, as follows: (all amounts in thousands)

[Ivy Pzena International Value Fund owned Bank of America Corp., JPMorgan Chase & Co. and Morgan Stanley securities in the aggregate amounts of $[    ], $[    ] and $[    ], respectively. Bank of American Corp. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker dealer of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Fund.]

PROXY VOTING POLICY FOR IICO

The Fund has delegated all proxy voting responsibilities to IICO. IICO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and IICO’s corresponding positions.

Board of Directors Issues:

IICO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

IICO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

IICO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. IICO will support such protection so long as it does not exceed reasonable standards.

IICO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

IICO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

IICO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

IICO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

IICO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

IICO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals generally are not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

IICO generally will vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

IICO generally will vote against proposals requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions generally are made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal law and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between IICO and the Trust:

IICO will use the following three-step process to address conflicts of interest: (1) IICO will attempt to identify any potential conflicts of interest; (2) IICO will then determine if the conflict as identified is material; and (3) IICO will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Fund and are not the product of a material conflict.

(1)	Identifying Conflicts of Interest: IICO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. IICO will review any potential conflicts that involve the following three general categories to determine if there is a conflict and if so, if the conflict is material:

•	Business Relationships – IICO will review any situation for a material conflict where IICO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that IICO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage IICO to vote in favor of management.

•	Personal Relationships – IICO will review any situation where it (or an affiliate) has a personal relationship with proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•	Familial Relationships – IICO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

IICO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2)	“Material Conflicts”: IICO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, IICO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3)	Procedures to Address Material Conflicts: IICO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•	Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, IICO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•	Client directed – If the Material Conflict arises from IICO’s management of a third party account and the client provides voting instructions on a particular vote, IICO will vote according to the directions provided by the client.

•	Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, IICO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established therein, should such subject matter fall sufficiently within the identified subject matter.

If the issue involves a material conflict and IICO chooses to use a predetermined voting policy, IICO will not be permitted to vary from the established voting policies established therein.

•	Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, IICO may seek guidance from the Board on matters involving a conflict. Under this method, IICO will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. IICO may use the Board guidance to vote proxies for its non-mutual fund clients.

For the Fund, IICO has delegated all proxy voting responsibilities to Pzena. Pzena’s proxy voting policies are set forth in Appendix B to this SAI.

PROXY VOTING RECORD

The Fund is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies for the Fund relating to its portfolio securities were voted during the most recent 12-month period ended June 30, 2018, is available at www.ivyinvestments.com, and on the SEC’s website at http://www.sec.gov.

FUND SHARES

The Shares of the Fund

The shares of the Fund represent an interest in the Fund’s securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

The Fund currently offers seven classes of its shares: Class A, Class B, Class C, Class I, Class N, Class R and Class Y. Each class of the Fund represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC. Class B and Class C shares are subject to a CDSC and to ongoing distribution and service fees. Class B shares that have been held by a shareholder for eight years will convert, automatically, eight years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges. In general, Class C shares that have been held by a shareholder for ten years will convert, automatically, ten years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes. However, Class C shares that have been held for fewer than 10 years also will convert to Class A shares if (i) the Class C shares are not subject to a CDSC, and (ii) a commission was not paid on the sale of such shares. All conversions from Class C shares to Class A shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes. For investors invested in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C shares to Class A shares shall not apply to shares held through intermediaries that do not track the length of time that a participant has held such shares.

Each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of its shares by virtue of those classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal dividend, liquidation and redemption rights, except that due to the differing expenses borne by the classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares of a Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of the Fund owned by the shareholder. Shares are fully paid and nonassessable when purchased.

The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Amended and Restated Declaration of Trust and Bylaws of the Trust. There normally will be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of the Fund are entitled, as provided in the Amended and Restated Declaration of Trust and Bylaws of the Trust.

On certain matters such as the election of Trustees, all shares of all the funds of the Trust vote together as a single class. On other matters affecting a particular fund (such as approval of its Investment Management Agreement or a change in its fundamental investment restrictions), the shares of that fund vote together as a separate class, except that as to matters for which a separate vote of a class of Fund shares is required by the 1940 Act or which affects the interests of one or more particular classes of Fund shares, the affected shareholders vote as a separate class.

In voting on the Management Agreement for the Fund, approval by the shareholders of the Fund is effective as to the Fund whether or not enough votes are received from the shareholders of any of the other funds of the Trust to approve the Management Agreements for the other funds. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of the Fund owned by the shareholder.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Minimum Initial and Subsequent Investments

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A and Class C shares, initial investments must be at least $750 with the exceptions described in this paragraph. A minimum initial investment described in the Prospectus pertains to certain exchanges of shares from one fund to another fund within the Ivy Funds or InvestEd Portfolios. A $150 minimum initial investment pertains to purchases for accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $50 or more made from a bank account. Shareholders purchasing through payroll deduction and salary deferral and/or employers making contributions to retirement accounts established with employer discretionary contributions may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Ivy Funds or Shares of Funds within the InvestEd Portfolios.

For Class A and Class C shares, if your fund account balance falls below $650 (on a per-Fund basis) at the close of business on the Friday prior to the last full week of September of each year, your account will be assessed an account fee of $20 for each Fund whose Fund account balance is below $650 at the time of the assessment. For Class A and Class C shares, any Fund account with a balance below $650 will not be assessed the $20 fee if the Fund account meets one of the following exceptions: (i) the Fund account has an active AIS and the Fund account was opened less than 12 months prior to the date of the assessment; (ii) the Fund account is administered under a Profit Sharing, Money Purchase or Defined Benefit Plan, or a payroll deduction plan (individual retirement account (IRA), Roth IRA, SEP IRA, SIMPLE IRA, 401(k), 403(b) or 457 plan) and the Fund account was opened less than 12 months prior to the date of the assessment; or (iii) the Fund account is held on a third-party platform, except for accounts held through Waddell & Reed. For purposes of the fee assessment, your Fund account balance will be based upon the current value of your existing holdings.

For Class I shares, Class N shares, Class R shares and Class Y shares, please check with your broker-dealer, plan administrator or third party recordkeeper for information about minimum investment requirements.

The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IICO deems to be a desirable investment for the Fund. While no minimum has been established, it is expected that the Fund will not accept securities having an aggregate value of less than $1 million. The Fund may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Fund will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund’s shares will be sold for NAV determined at the same time the accepted securities are valued. The Fund will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Fund must comply with the applicable laws of certain states.

Reduced Sales Charges (Applicable to Class A shares only)

Lower sales charges on the purchase of Class A shares are available by:

•	Rights of Accumulation: combining the value of additional purchases of shares of any of the funds within the Ivy Funds and/or InvestEd Portfolios with (i) the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see Account Grouping below) and (ii) the NAV of any class of shares of any of the funds within the Ivy Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed . If your shares are held in an account directly with the Ivy Funds, you must inform WISC that you are entitled to a reduced sales charge and provide WISC with the name and number of the existing account(s) with which your purchase may be combined to be entitled to Rights of Accumulation. If your shares are held in an omnibus account through a financial intermediary, you must notify the intermediary of your eligibility for Rights of Accumulation at the time of your purchase. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals.

•	Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge.

In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds within the Ivy Funds held in any MAP or SPA program through Waddell & Reed, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If IDI reimburses the sales charge for purchases prior to WISC’s receipt of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at 5% of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in the Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in the Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within the Ivy Funds and/or InvestEd Portfolios will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed will not be considered for purposes of meeting the terms of an LOI.

•	Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds within the Ivy Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (e.g., you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of Class A shares made under an employee benefit plan described in Section 401(a) of the Code, including a 401(k) plan (Qualified Plan), that is maintained by an employer and all plans of any one employer or affiliated employers also will be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) also may be grouped.

2. All purchases of Class A shares made under a simplified employee pension plan (SEP IRA), Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Account (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with the other accounts of the individual employees. If evidence of either election is not received by WISC, purchases will be grouped at the plan level.

3. All purchases of Class A shares made by you or your spouse for (a) your respective IRAs or salary reduction plan accounts under Section 457(b) or Section 403(b) of the Code may be grouped, provided that such purchases are subject to a sales charge (see Sales Charge Waivers for Certain Transactions below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that purchase) or (b) your respective employee benefit plan accounts under Section 401(a) of the Code, including a 401(k) plan, may be grouped, provided that you and your spouse are the only participants in the plan.

In order for an eligible purchase to be grouped, you must advise WISC (or your financial intermediary, if your shares are held in an omnibus account through such intermediary) at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in the Prospectus. Your financial advisor or a WISC representative can answer your questions and help you determine if you are eligible.

Other Funds and InvestEd Portfolios

Reduced sales charges for larger purchases of Class A and Class E shares apply to purchases of the Class A and Class E shares of any of the funds within the Ivy Funds or InvestEd Portfolios subject to a sales charge. A purchase or holding of Class A or Class E shares in any of the funds within the Ivy Funds and/or a purchase or holding of shares of InvestEd Portfolios subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Ivy Government Money Market Fund or Ivy Cash Management Fund that were acquired by exchange of another Fund’s Class A shares or InvestEd Portfolios shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, also are taken into account. Additionally, Class B, Class C and Class E shares are taken into account.

Net Asset Value Purchases of Class A Shares

Class A shares of the Fund may be purchased at NAV by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or any of the Ivy Funds is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of IDI, current and certain retired employees of IDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. In addition, Class A shares of the Fund may be purchased at NAV by former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are transferring plan assets into an IRA through Waddell & Reed.

For this purpose, child includes stepchild and parent includes stepparent. Purchases of Class A shares in an IRA sponsored by IDI or its affiliates established for any of these eligible purchasers also may be at NAV. Purchases of Class A shares in any Qualified Plan under which the eligible purchaser is the sole participant also may be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser also are eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from IDI, or from an affiliated company with a vested interest in any employee benefit plan sponsored by IDI or any of its affiliated companies. Financial advisors include retired financial advisors. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser. Employees of financial advisors of Waddell & Reed may purchase Class A shares at NAV.

Trustees, officers, directors or employees of Minnesota Life Insurance Company (Minnesota Life) or any affiliated entity of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children’s spouses and spouse’s parents of each may purchase Class A shares at NAV, including purchases into certain retirement plans and certain trusts for these individuals.

Clients of those financial intermediaries that have entered into an agreement with IDI and that have been approved by IDI to offer Class A shares to self-directed brokerage accounts (that may or may not charge transaction fees to those clients) may purchase Class A shares at NAV.

Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated third party broker/dealers with which IDI has entered into selling agreements may purchase Class A shares at NAV.

Sales representatives and employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with Legend Group Holdings LLC and its subsidiaries may purchase Class A shares at NAV.

Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Purchases of Class A shares may be made at NAV by participants in an employee benefit plan described in Section 401(a) (including a 401(k) plan) or Section 457(b) of the Code, where the plan has 100 or more eligible participants, and the shares are held in individual plan participant accounts on the Fund’s records.

Shareholders/participants (other than those shareholders/participants whose shares are held in an omnibus account) reinvesting into any account the proceeds of redemptions from employee benefit plans described in Sections 401(a), 403(b) or 457(b) of the Code, where the shares were originally invested in I or Y shares may purchase Class A shares at NAV.

Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which IICO has entered into sub-advisory agreements may purchase Class A shares at NAV.

Participants in a multi-participant employee benefit plan described in Sections 401(a), 403(b), or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm, unless IDI has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver, may purchase Class A shares at NAV.

Shareholders investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers may purchase Class A shares at NAV.

Shareholders holding retirement plan accounts in, and shareholders investing through direct transfers from, the Waddell & Reed Advisors Retirement Plan, Resource Plan, Innovator Advantage Plan and Flexible Advantage Plan offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB (Nationwide Retirement Plans), or in and from the Waddell & Reed Advisors Express Plan, Select Plan and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company (Securian Retirement Plans), may purchase Class A shares at NAV, provided that, for shareholders investing through direct transfers from a Nationwide Retirement Plan or Securian Retirement Plan, such retirement plan was assigned to Waddell & Reed as the broker-dealer of record for such retirement plan at the time of transfer.

Purchases of Class A shares by shareholders/participants (other than those whose shares are held in an omnibus account) reinvesting into any other account they own directly with Ivy Funds, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b), or 457(b) of the Code, and IRAs under Section 408 of the Code may be made at NAV, provided such reinvestment is made within 60 calendar days of receipt of the required minimum distribution.

Shareholders (other than shareholders whose shares are held in an omnibus account) purchasing into accounts that owned shares of any fund within the Ivy Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date may purchase Class A shares at NAV.

For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. For purposes of the above waivers, except as otherwise specifically set forth herein, the term “employee benefit plan” does not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, owner-only 401(k) plan accounts, owner-only 401(a) accounts, SEP IRAs, SIMPLE IRAs, SARSEPs, individual 403(b) and 457(b) accounts, 529 accounts or similar accounts.

For Class A shares, a 1% CDSC is only imposed on Class A shares that were purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase.

Sales Charge Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

•	Exchange of Class A shares of another fund within the Ivy Funds or shares of InvestEd Portfolios if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares

•	Reinvestment once each calendar year of all or part of the proceeds of redemptions of your Class A shares into the same Fund and account from which the shares were redeemed, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request (minimum investment amounts will apply). Purchases made pursuant to the Automatic Investment Service (AIS), payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

•	Payments of Principal and Interest on Loans made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan, (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

Reasons for Differences in the Public Offering Price of Class A Shares

As described herein and in the Prospectus, there are a number of instances in which the Fund’s Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus and in this SAI for the Class A shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the Financial Industry Regulatory Authority, Inc. (FINRA) (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged, except that exchanges from Class A shares from Ivy Government Money Market Fund or Ivy Cash Management Fund are subject to any sales charge applicable to the Ivy Fund being exchanged into, unless the Ivy Government Money Market Fund or Ivy Cash Management Fund shares were previously acquired by an exchange from Class A shares of another Ivy Fund for which a sales charge was paid. Sales of Class A shares without a sales charge are permitted to Trustees, officers of the Trust and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges also may be used for certain short-term promotional activities by IDI. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds within the Ivy Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Applicable forms to start the Service are available through WISC.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds within the Ivy Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

You can choose to have shares redeemed to receive:

1.	a monthly, quarterly, semiannual or annual payment of $50 or more;

2.	a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

3.	a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within 5 days of the redemption.

Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.

The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class; however, you may request that payment of such distributions be made in cash. Please note that the cash option is not available for retirement accounts or accounts participating in MAP or SPA. All payments under the Service are made by redeeming shares, which may result in your recognizing a gain or loss for Federal income tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund also can terminate the Service by notifying you in writing.

After the end of each calendar year, information on shares you redeemed will be sent to you to assist you in completing your Federal income tax return.

Group Systematic Investment Program

Shares of the Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Fund and IDI do not themselves organize, offer or administer any such programs. However, depending upon the size of the program, the Fund or IDI may waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of the Fund are purchased in conjunction with IRAs, such group systematic investment programs are not entitled to special tax benefits under the Code. The Fund reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

Exchanges for Shares of Other Ivy Funds or Shares of Funds within the InvestEd Portfolios

Class A Share Exchanges

Once a sales charge has been paid on Class A shares of an Ivy Fund or on shares of InvestEd Portfolios (with the exceptions noted below), these shares and any shares added due to reinvested dividends or other distributions paid on those shares may be freely exchanged for Class A shares of another fund within the Ivy Funds or shares of the InvestEd Portfolios. Minimum initial investment and subsequent investment requirements apply to such exchanges.

You may exchange Class A shares you own in another Ivy Fund or shares of InvestEd Portfolios if (1) a sales charge was paid on these shares, (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and other distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same, for this purpose, as shares on which a sales charge was paid. Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Ivy Government Money Market Fund or Ivy Cash Management Fund automatically exchanged each month into Class A shares of an Ivy Fund (or into Class C shares of an Ivy Fund in certain situations, as noted below), provided you already own Class A (or Class C, as applicable) shares of that Ivy Fund. Minimum initial investment and subsequent investment requirements apply to such exchanges.

Exchanges of shares from Ivy Government Money Market Fund or Ivy Cash Management Fund (“money market fund shares”) are subject to any sales charge applicable to the Fund being exchanged into, unless the money market fund shares were previously acquired by an exchange from Class A shares of a non-money market fund upon which a sales charge has already been paid.

You may redeem your Class A shares of an Ivy Fund and use the proceeds to purchase Class I or Class Y shares of the Fund if you meet the criteria for purchasing Class I or Class Y shares.

Class B Share Exchanges

You may exchange Class B shares of an Ivy Fund for Class B shares of other funds within the Ivy Funds without charge.

The redemption of the Fund’s Class B shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

Class C Share Exchanges

You may exchange Class C shares of an Ivy Fund for Class C shares of another fund within the Ivy Funds without charge.

The redemption of the Fund’s Class C shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

Class I Share Exchanges

Class I shares of an Ivy Fund may be exchanged for Class I shares of any other fund within the Ivy Funds that offers Class I shares, or for Class A shares of Ivy Government Money Market Fund or Ivy Cash Management Fund.

Class N Share Exchanges

Class N shares of an Ivy Fund may be exchanged for Class N shares of any other fund within the Ivy Funds that offers Class N shares.

Class R Share Exchanges

Class R shares of an Ivy Fund may be exchanged for Class R shares of any other fund within the Ivy Funds that offers Class R shares.

Class Y Share Exchanges

Class Y shares of an Ivy Fund may be exchanged for Class Y shares of any other fund within the Ivy Funds that offers Class Y shares, or for Class A shares of Ivy Government Money Market Fund or Ivy Cash Management Fund.

General Exchange Information

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each Ivy Fund and funds within the InvestEd Portfolios may be sold only within the United States, the Commonwealth of Puerto Rico, and the U.S. Virgin Islands. In addition, each fund within the Ivy Funds also may be sold in Guam.

The exchange will be made at the NAVs next determined after receipt of your written request in good order by the fund whose shares are to be redeemed. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

The Ivy Funds reserve the right to terminate or modify these exchange privileges at any time. In exercising this right, each Ivy Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder’s exchange privilege.

An exchange is considered a taxable event and may result in a capital gain or a capital loss, for Federal income tax purposes.

The transfer agent for the Ivy Funds reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserves the right to discontinue offering Fund shares for purchase.

Converting Shares

Self-Directed Conversions. Subject to the requirements set forth below, you may be eligible to convert your Class A, Class C, Class I or Class Y shares to another share class within the same fund.

•	If you hold Class A, Class C or Class Y shares and are eligible to purchase Class I shares or Class N shares as described in the sections entitled Class I Shares or Class N Shares in the Prospectus, you may be eligible to convert your Class A, Class C or Class Y shares to Class I shares or Class N shares of the same fund.

•	If you hold Class I shares and are eligible to purchase Class N shares, as described in the section entitled Class N Shares in the Prospectus, you may be eligible to convert your Class I shares to Class N shares of the same fund.

•	If you hold Class C shares and are eligible to purchase Class A shares at NAV, you may be eligible to convert your Class C shares to Class A shares of the same fund

A conversion from Class A or Class C shares to another share class will be subject to any deferred sales charge to which your Class A shares or Class C shares are subject. If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Please contact WISC directly to request a conversion. A self-directed conversion is subject to the discretion of IDI to permit or reject such a conversion. A conversion between share classes of the same fund is not a taxable event.

Automatic Conversions. If you hold Class A shares in any MAP or SPA program account, your Class A shares will automatically be converted to Class I shares of the same fund. In addition, if you hold Class I shares in any MAP or SPA program account, and decide to terminate your participation in that MAP or SPA program, your Class I shares may be automatically converted to Class A shares of the same fund. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.

Retirement Plans and Other Tax-Advantaged Savings Accounts

Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, IDI offers Custodial Account Agreements or prototype documents for certain types of retirement plans that may involve investment in shares of the Fund (or shares of certain other Ivy Funds). The dollar limits specified below may change for subsequent years.

Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up an account that is commonly called an IRA. Under a traditional IRA, an investor can contribute for each taxable year prior to the year they turn age 70 1/2, up to 100% of his or her earned income, up to the maximum permitted contribution for that year (Annual Dollar Limit). For 2018, the Annual Dollar Limit is $5,500. For individuals who have attained age 50 by the last day of the taxable year for which the contribution is made, the Annual Dollar Limit also includes a catch-up contribution. The maximum annual catch-up contribution is $1,000 for 2018. For a married couple, the maximum annual contribution is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income. Generally, IRA contributions are deductible unless: (1) the investor (or, if married, his or her spouse) is an active participant in an employer-sponsored retirement plan; and (2) the investor’s (or the couple’s) adjusted gross income (AGI) exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse, and whose combined AGI does not exceed $199,000 for 2018 is not affected by his or her spouse’s active participant status.

An investor also may use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer’s retirement plan or (b) a rollover of an eligible distribution paid to the investor from an employer’s retirement plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer’s eligible retirement plan (including a custodial account under Section 403(b)(7) of the Code or a state or local government plan under Section 457 of the Code) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisors or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by IDI.

Roth IRAs. Investors having eligible earned income and whose AGI (or combined AGI, if married) does not exceed certain levels may establish and contribute up to the Annual Dollar Limit per taxable year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income.

In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of an investor’s traditional IRAs, SEP IRAs and SIMPLE IRAs (if more than two years old) may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to Federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

Savings Incentive Match Plans for Employees of Small Employers (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE Plan to contribute to its employees’ retirement accounts. A SIMPLE Plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee’s compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE Plans involve fewer administrative requirements, generally, than traditional 401(k) or other Qualified Plans.

Owner-Only Plans. An owner-only plan, which is available to self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), is a defined contribution plan that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under this type of plan can contribute up to 100% of his or her annual earned income, with a maximum of $55,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2018. This plan-type does not include 401(k) or Roth 401(k) options.

Exclusive(k) ® Plans allow self-employed individuals (and their spouses who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income, with a maximum of $55,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2018. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan. Individuals who have attained age 50 by the last day of the taxable year for which a contribution also is made may make a “catch-up” contribution up to $6,000.

Multi-participant 401(k) Plans allow employees of eligible employers to set aside tax deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

Other 401(a) Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.

457(b) Plans. If an investor is an employee of a state or local government or of certain types of tax-exempt organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

403(b)(7)/TSAs — Custodial Accounts and ERISA Title I Plans. If an investor is an employee of a public school system, a church or other Code Section 501(c)(3) (that is, tax-exempt charitable or certain other organization), he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some tax-exempt organizations have adopted plans that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and are funded by employer contributions in addition to employee deferrals. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

Coverdell Education Savings Accounts. Although not technically for retirement savings, a Coverdell education savings account (ESA) provides a vehicle for saving for a child’s education. An ESA may be established for the benefit of any minor, and any person whose AGI does not exceed certain levels may contribute each taxable year up to $2,000, excluding rollover and transfer contributions, to an ESA (or to each of multiple ESAs) for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with “special needs,” as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay for the “qualified education expenses” of the beneficiary (or certain members of his or her family). Special rules apply where the beneficiary is a special needs person.

More detailed information about these arrangements and applicable forms are available from IDI. These tax-advantaged retirement and other savings plans and other accounts may be treated differently under state and local tax laws and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax advisor or pension consultant.

Redemptions

The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Fund may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Shareholders who choose to redeem their Class A, Class B or Class C shares and receive their redemption proceeds by Federal Funds wire will be charged a fee of $10, payment of which will be made by redemption of the appropriate number of shares from their Fund account. The $10 fee is waived for the Trustees and officers of the Trust or of any affiliated entity of IDI, employees of IDI or of any of its affiliates, current and certain financial advisors of IDI and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each such Trustee, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent.

Abandoned Property

It is the responsibility of the shareholder to ensure that WISC maintains a correct address for the shareholder’s account(s). An incorrect address may cause a shareholder’s account statements and other mailings to be returned to WISC. If WISC is unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. WISC is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction.

Reinvestment Privilege

The Fund offers a reinvestment privilege that allows you to reinvest once each calendar year without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 60 calendar days after your redemption request was received, and the Fund must be offering Class A shares of the Fund at the time your reinvestment request is received (minimum investment amounts will apply). You can do this only once each calendar year as to Class A shares of the Fund. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

Subject to the following paragraph, the Fund also offers a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class of this Fund. The CDSC, if applicable, will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of the Fund which are redeemed, if equal to or greater than $10.00, and then reinvested in shares of the same class of the Fund within 60 calendar days after such redemption. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within 60 calendar days after your redemption request was received. You can do this only once each calendar year as to Class B shares, once each calendar year as to Class C shares and once each calendar year as to certain Class A shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

Proceeds from a Class B share redemption for which a CDSC was paid will be reinvested in Class A shares without any initial sales charge. If you redeem Class B shares without paying a CDSC, you may reinvest the proceeds in Class B shares. For purposes of determining future CDSC, the aging of such reinvested Class B shares shall be determined based on the date of such reinvestment and shall be set to year seven in the CDSC table found in the Fund’s Prospectus.

Mandatory Redemption of Certain Small Accounts

The Fund has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board may determine) is less than $650. The Board has no intent to require such redemptions in the foreseeable future. If the Board should elect to require such redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 calendar days to bring their accounts up to the minimum before this redemption is processed.

Determination of Offering Price

The NAV of each class of the shares of the Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.

Class A shares of the Fund are sold at their next determined NAV plus the sales charge, if any, described in the Prospectus. The sales charge is paid to IDI, the Fund’s underwriter. The price makeup for Class A shares is given below:

Ivy Pzena International Value Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$17.15
Add: selling commission (5.75% of offering price)	1.05

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$18.20

The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class C share, Class I share, Class N share, Class R share, Class Y share or certain Class A shares is the applicable class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after IDI, or an authorized third party, properly receives and accepts your order.

Therefore, if your order is received in proper form by IDI or an authorized third party before 4:00 p.m. Eastern Time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by IDI or an authorized third party after 4:00 p.m. Eastern Time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day’s price. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

IDI need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

The NAV and offering price per share of the Fund are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE, 4:00 p.m. Eastern Time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV per share of the Fund likely will change every business day, since typically the value of the assets and the number of shares outstanding change every business day.

Valuation – General

The NAV and offering price per share of the Fund ordinarily are computed once on each day that the NYSE is open for trading. Listed securities generally are valued at their closing price on the principal securities exchange on which the security is traded. Certain foreign exchanges may continue to trade after the close of the NYSE; in such cases, prices for securities primarily traded on these exchanges will be taken at the close of the NYSE.

Stocks ordinarily are valued by the primary pricing service as set forth in the Fund’s Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services, a price will be sought from an exchange.

Bonds (including foreign bonds), convertible bonds, government securities and mortgage-backed securities ordinarily are valued at the bid price provided by the primary pricing service as set forth in the Valuation Procedures, while municipal bonds are valued at the mean price. Loans also are valued at the bid price provided by the primary pricing service as set forth in the Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services set forth in the Valuation Procedures, a price will be sought from a broker-dealer. In the event no pricing service price is available and no broker-dealer quote is available, or in the case where a price is available from a pricing service but deemed unreliable, the Valuation Committee will fair value the security pursuant to the Valuation Procedures.

Listed options contracts and OTC options ordinarily are valued, as of the valuation time, at the mean of the bid and ask price as provided by the primary pricing service set forth in the Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price for listed or OTC options is not available from any of the approved pricing services listed in the Valuation Procedures, a price is sought from a broker-dealer. In the event a price is not available from any approved pricing service or from a broker-dealer, the Valuation Committee will fair value the option pursuant to the Valuation Procedures.

Futures contracts will be valued at the settlement price as provided by the primary pricing service set forth in the Valuation Procedures. In the event a price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services listed in the Valuation Procedures, a price will be sought from an exchange.

Swaps, including but not limited to credit default swaps and interest rate swaps, are valued at the price provided by the primary pricing service set forth in the Valuation Procedures. In the event a price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. If a price is not available from any of the approved pricing services set forth in the Valuation Procedures, a price will be sought from a broker-dealer. If a price is available from a pricing service but deemed unreliable based on variance checks conducted by IICO’s Fund Accounting department, the Valuation Committee will fair value the security pursuant to the Valuation Procedures.

Foreign currency exchange rates ordinarily are provided by the primary pricing service set forth in the Valuation Procedures. In the event a foreign currency exchange rate is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a foreign currency exchange rate is not available from any of the approved pricing services set forth in the Valuation Procedures, or in the event any foreign currency exchange rate is deemed inaccurate by the Valuation Committee, a bid and offer will be sought from one or more broker-dealers. The mean of the bid(s) and offer(s) will be used to calculate the applicable foreign currency exchange rate.

Precious metals will be valued at the last traded spot price for the appropriate metal by the primary pricing service immediately prior to the Valuation Time set forth in the Valuation Procedures. If a spot price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures.

When the Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board. The Fund also may use these procedures to value certain types of illiquid securities. Fair value pricing generally will be used by the Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.

The Fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. The Fund also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuation.

The Fund has retained certain third-party pricing services (together, the Service) to assist in valuing foreign securities and other foreign investments (collectively, foreign securities) held in the Fund’s portfolios. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WISC, in accordance with procedures adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the foreign security. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Fund’s foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that the Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It also may affect all shareholders in that if Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy in the Prospectus.

TAXATION OF THE FUND

General

The Fund is treated as a separate corporation for Federal tax purposes. The Fund has qualified since its inception for treatment as a RIC (that is, a “regulated investment company” under the Code), and intends to continue to qualify for that treatment so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income and 90% of its net tax-exempt income, if any, including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year. For the Fund, these requirements include the following:

(1)	the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies (collectively, Qualifying Income) and (b) net income from an interest in a QPTP (Income Requirement); and

(2)	at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (50% Diversification Requirement), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, RIC Diversification Requirements).

A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income.

The gains that the Fund derives from investments in options or futures contracts on gold that are made for the purpose of hedging the Fund’s investment in securities of companies in the businesses of mining, processing, producing, exploring for, refining, or selling gold generally constitute Qualifying Income. However, direct investments by the Fund in precious metals, structured notes linked to precious metals or options or futures contracts on precious metals made for non-hedging purposes would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of such metals, notes, options, and futures contracts and from other non-Qualifying Income and thus failed to satisfy the Income Requirement or (2) held such metals, notes, options, and futures contracts in such quantities that it failed to satisfy the 50% RIC Diversification Requirement. If the Fund invests in such metals, notes, options or futures contracts, it intends to manage or continue to manage its holdings thereof so as to avoid failing to satisfy those requirements for these reasons.

The Fund will be able to cure a failure to satisfy any of the Income and RIC Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.

If the Fund failed to qualify for treatment as a RIC for any taxable year and was unable, or determined not to, avail itself of the Modernization Provisions, then for Federal tax purposes, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders). In addition, the shareholders would treat all those distributions, including distributions of net capital gain, as taxable dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income, except as follows: (i) for individual and certain other noncorporate shareholders (each, a “noncorporate shareholder”), the part of such dividends that is “qualified dividend income” (as defined below under Shareholder Tax Considerations) would be subject to Federal income tax at the rates for net capital gain — a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually); and (ii) all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Dividends and other distributions the Fund declares in October, November, and/or December of any year that are payable to its shareholders of record on a date in such a month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the Fund pays them during the following January. Accordingly, those dividends and other distributions (except for exempt-interest dividends, as described below) will be taxed to the shareholders for the year in which that December 31 falls.

The Fund will be subject to a nondeductible 4% Federal excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next taxable year any capital loss incurred between November 1 and the end of the current taxable year as well as certain late year ordinary losses incurred between January 1 and the end of the current taxable year. It is the policy of the Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

Income from Foreign Securities

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Subject to its investment policies and restrictions, the Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances that may change from time to time, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that the Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund makes the investment.

Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. To avoid the foregoing tax and interest obligation, the Fund might make a “qualified electing fund” (QEF) or “mark-to-market” election.

If the Fund invests in a PFIC and elects to treat the PFIC as a QEF, then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to mark-to-market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, and (4) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

The Fund may elect to treat gains and losses from forward currency contracts as capital gains or losses. These gains or losses may increase or decrease the amount of the Fund’s investment company taxable income (if short-term in nature) or net capital gain (if long-term in nature) to be distributed to its shareholders.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies will be treated as Qualifying Income. The Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any Financial Instrument to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of Federal income tax.

The Fund’s need to satisfy the Income Requirement and the RIC Diversification Requirements to qualify for treatment as a RIC may limit its ability to engage in certain swap agreements and derivatives transactions. Moreover, the rules governing the tax treatment of swap agreements are not entirely clear in certain respects. For example, the tax treatment of a payment made or received under a swap agreement in particular, whether such a payment is, wholly or partially, ordinary income or capital gain will vary depending on the terms of the particular agreement. The tax treatment of swap agreements and other derivatives also may be affected by future legislation, regulations, and/or guidance issued by the IRS. While the Fund intends to account for swap agreements in a manner it considers to be appropriate under applicable tax rules, the IRS might not accept that treatment. If it did not, the Fund’s status as a RIC might be affected. The Fund intends to monitor developments in this area.

Certain futures contracts, foreign currency contracts, and “non-equity” options (that is, certain listed options, such as those on a “broad-based” securities index) — but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate cap or floor, interest rate or certain other swap, or similar agreement — in which the Fund may invest will be “Section 1256 contracts.” Section 1256 contracts the Fund holds at the end of its taxable year, other than contracts subject to a “mixed straddle” election the Fund may make, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also are marked-to-market at the end of October of each year for purposes of the Excise Tax. The Fund may need to distribute any net mark-to-market gains as of the end of its taxable year to its shareholders to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them). These rules also may operate to increase the net capital gain the Fund recognizes, even though it may not have closed the transactions and received cash to pay distributions of that gain.

Under Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income, rather than affecting the amount of its net capital gain. (Note, however, that under certain circumstances, a Fund may make an election to treat foreign currency gain or loss on certain forward contracts, futures contracts and options as capital gain or loss). If a Fund’s section 988 losses (other than those to which such an election applies) exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends.

Offsetting positions a Fund enters into or holds in any actively traded security, option, futures, or forward currency contract may constitute a “straddle” for Federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

The premium a Fund receives for writing (selling) a put or call option is not included in income at the time of receipt. When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.

Income from REITs

Subject to its investment policies and restrictions, the Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (REMICs) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (TMPs) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion income.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income; however, those regulations have not yet been issued.

Under a 2006 Notice issued by the IRS, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a TMP will be subject to Federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, TMP directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute “unrelated business taxable income” (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. Federal withholding tax.

In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon RICs that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income. However, the Fund will not invest directly in REMIC residual interests, and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP. It is unlikely that these rules will apply to the Fund.

Income from OID Securities

Subject to its investment policies and restrictions, the Fund may invest in taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, the Fund must include in its gross income (or take into account, in the case of OID on tax-exempt securities) the OID that accrues on them during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income each taxable year, securities it receives as “interest” on PIK securities. Because the Fund annually must distribute (1) substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to avoid imposition of the Excise Tax, and (2) substantially all of the sum of that income and its net tax-exempt income (including any tax-exempt OID), to satisfy the Distribution Requirement, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Investments in Convertible Securities

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Shareholder Tax Considerations

Dividends the Fund pays to you from its investment company taxable income will be taxable as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to Federal income tax for noncorporate shareholders who satisfy those restrictions with respect to their Fund shares at the Federal income tax rates for net capital gain — a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually). A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporate shareholders (DRD) — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to Federal income tax (excluding REITs) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the AMT. (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations are no longer subject to the AMT for taxable years of the corporation beginning after December 31, 2017.)

Distributions to you of the Fund’s net capital gain (net long-term capital gain over net-short term capital loss) will be taxable as long-term capital gain, at the 15% and 20% maximum rates mentioned above, regardless of how long you have held your Fund shares. Shareholders other than Qualified Plans, IRAs and other tax-exempt investors will be subject to Federal income tax on dividends and capital gain distributions received from the Fund, regardless of whether they are received in cash or additional Fund shares.

Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund share (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.

A shareholder’s cost basis information will be provided on the redemption of any of the shareholder’s shares, subject to certain exceptions for exempt recipients. The Fund will calculate the shareholder’s cost basis using its default method, unless the shareholder instructs the Fund to use a different calculation method. Please contact the broker (or other nominee) that holds your shares with respect to reporting of cost basis and available elections for your account.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend (other than an “exempt-interest dividend” described in the following sub-section) or other distribution, they will receive some portion of the purchase price back as a taxable distribution.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may file an election with the IRS that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s Federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income.

Individual shareholders of the Fund described in the preceding paragraph who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for Federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes the Fund paid if the shareholder has not held that Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its Federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.

Income dividends the Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a Federal withholding tax of 30% (or lower treaty rate) and U.S. estate tax. Income from the Fund that is effectively connected with a U.S. trade or business carried on by a foreign shareholder will subject ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund to U.S. Federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest; (2) short-term original discount; (3) interest (including original issue discount, market discount or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or is contingent interest; and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN-E (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty.

A Form W-8 BEN-E provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year, unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign shareholders may be subject to U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, exempt-interest dividends, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to back-up withholding at a rate of 28%, if such shareholder fails to properly certify that he or she is not a U.S. person.

Under the Foreign Account Tax Compliance Act (FATCA), “foreign financial institutions” (FFIs) or “non-financial foreign entities” (NFFEs) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays and (2) after December 31, 2018, certain capital gain distributions, return of capital distributions, and the proceeds arising from the sale or redemption of Fund shares. As more fully discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, also certifies that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be the Fund). The Treasury has negotiated intergovernmental agreements (IGAs) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, by also certifying that either (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisor regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

* * * * *

The foregoing is an abbreviated summary of certain Federal tax considerations affecting the Fund and its shareholders. The discussion does not purport to be complete or to deal with all aspects of Federal taxation that may be relevant to shareholders in light of their particular circumstances. It is based on current provisions of the Code, the regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all of which are subject to change (which has occurred frequently in recent years), some of which may be retroactive. Prospective investors are urged to consult their own tax advisor for more detailed information and for information regarding other Federal tax considerations and any state, local or foreign taxes that may apply to them.

UNDERWRITER

IDI, located at 6300 Lamar Avenue, Overland Park, KS, acts as principal underwriter and distributor of the Fund’s shares pursuant to an underwriting agreement entered into between IDI and the Trust (the Underwriting Agreement). The Underwriting Agreement requires IDI to use its best efforts to sell the shares of the Fund but is not exclusive, and permits and recognizes that IDI also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. IDI is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, IDI pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

The dollar amounts of underwriting commissions for the past three fiscal years ended March 31, 2018, March 31, 2017 and March 31, 2016 for Class A, Class B and Class C shares of each of the Funds then in existence were as follows:

	2018			2017	2016
Class A	$	[	]	$51,538	$72,997
Class B		[	]	1,027	1,376
Class C		[	]	520	405

The amounts retained by IDI for the Fund for the past three fiscal years ended March 31, 2018, March 31, 2017 and March 31, 2016 were as follows: $[    ], $4,374 and $4,800, respectively.

FINANCIAL STATEMENTS

The Fund’s audited Financial Statements and Financial Highlights, including notes thereto, and the reports of the Fund’s Independent Registered Public Accounting Firm, Deloitte & Touche LLP, for the fiscal year or period ended March 31, 2018 are incorporated herein by reference. They are contained in the Funds’ Annual Report to Shareholders, dated March 31, 2018, which is available upon request.

PORTFOLIO HOLDINGS DISCLOSURE

Fund holdings can be found at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of the Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings also may be viewed in the following ways:

•	On the SEC’s website at http://www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

APPENDIX A

The following are descriptions of some of the ratings of securities in which the Fund may invest. IICO also may use ratings provided by other NRSROs in determining the eligibility of securities for the Fund.

DESCRIPTION OF BOND RATINGS

S&P Global Ratings, a division of S&P Global Inc. (S&P). An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

A brief description of the applicable S&P rating symbols and their meanings follow:

AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations likely will have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions likely will impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless S&P believes that such payments will be made within 5 business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (Moody’s). A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues often are in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF PREFERRED STOCK RATINGS

S&P. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol normally will not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

1. Likelihood of payment — capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2. Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA — A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the ‘A’ category.

BB, B, CCC — Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC — The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C — A preferred stock rated C is a non-paying issue.

D — A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-) — To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Moody’s. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody’s familiar bond rating symbols is used in the quality ranking of preferred stocks. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Preferred stock rating symbols and their definitions are as follows:

aaa — An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa — An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a — An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa — An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba — An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b — An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa — An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca — An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c — This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF NOTE RATINGS

S&P. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less likely will receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

1. Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

2. Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s. Moody’s Short-Term Loan Ratings — Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

MIG 1 — This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 — This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4 — This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody’s. Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year. Moody’s employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity normally will be evidenced by (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term debt. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term debt. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

DESCRIPTION OF SHORT-TERM CREDIT RATINGS

Fitch Ratings — National Short-term Credit Ratings:

F1(xxx) — Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx) — Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) — Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) — Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) — Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD(xxx) — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx) — Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

APPENDIX B

Proxy Voting Policies of the Investment Subadviser

PZENA INVESTMENT MANAGEMENT, LLC

PROXY VOTING, CORPORATE ACTIONS, & CLASS ACTIONS

Revised February 2018

Introduction

As a registered investment adviser, Pzena Investment Management, LLC (“PIM” or “the Firm”) is required to adopt policies and procedures reasonably designed to (i) ensure that proxies are voted in the best interests of clients, (ii) disclose to clients information about these policies and procedures and how clients can obtain information about their proxies, and (iii) describe how conflicts of interest are addressed. The following policies and procedures have been established to ensure decision making consistent with PIM’s fiduciary responsibilities and applicable regulations under the Investment Company Act and Advisers Act. These policies, procedures and guidelines are meant to convey PIM’s general approach to certain issues. Nevertheless, PIM reviews all proxies individually and makes final decisions based on the merits of each issue.

I.	Proxy Voting Procedures

A.	ISS

PIM subscribes to a proxy monitor and voting agent service offered by Institutional Shareholder Services (“ISS”). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed client accounts. They also vote, record and generate a voting activity report for our clients. PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and to refer all other items back to PIM for instruction (when there is no PIM policy covering the vote).

PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Indata system. A direct link download has been established between PIM and ISS providing data from the Indata System. ISS assists us with our recordkeeping functions, as well as the mechanics of voting. As part of ISS’ recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in Section I are carried out by ISS, PIM will periodically monitor ISS to ensure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 6 below.

B.	Compliance Procedures

PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst’s compliance with such procedures when voting.

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The Chief Compliance Officer (“CCO”) is responsible for monitoring overall compliance with these procedures and an internally-designated “Proxy Coordinator” is responsible for day-to-day proxy voting activities as described below.

C.	Voting Procedures

1.	Determine Proxies to be Voted

Based on the information provided by PIM via the direct link download established between PIM and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM’s records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling PIM and/or applicable Custodians. Pending votes will be forwarded first to the Firm’s CCO, or designee, who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will receive a folder containing the proxy statement, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.* The Analyst will then mark his/her voting decision on the vote record form, initial this form to verify his/her voting instructions, fill out the disclosure of personal holdings form, and return the folder to the Proxy Coordinator who will then enter the vote into the ISS System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the folder.

If an Analyst desires to vote contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Investment Officers and/or Director of Research and the Chief Investment Officers and/or Director of Research shall determine how to vote the proxy based on the Analyst’s recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Investment Officers and/or Director of Research agree with the Analyst’s recommendation and determine that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the folder and/or e-mailing such documentation to the Proxy Coordinator and CCO for filing.) When the Analyst has completed all voting, the Analyst will return the folder to the Proxy Coordinator who will enter the votes in the ISS System.

2.	Identify Conflicts and Vote According to Special Conflict Resolution Rules

The primary consideration is that PIM act for the benefit of its clients and places its client’s interests before the interests of the Firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM’s advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM’s CCO, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

*	A separate ballot and vote record form may be included in the folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS. In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

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a.       PIM has identified the following areas of potential concern:

•	Where PIM manages any pension or other assets affiliated with a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios.

•	Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

•	Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

•	Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling.

b.       To address the first potential conflict identified above, PIM’s CCO, or designee, will maintain a list of public company clients that will be updated regularly as new client relationships are established with the Firm. Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM’s CCO, or designee, who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

c.       To address the second potential conflict identified above, PIM’s CCO, or designee, will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM’s clients. If the proponent of a shareholder proposal is a PIM client, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

d.       To address the third potential conflict identified above, PIM’s CCO, or designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM’s individual clients (based on the client list generated by our Portfolio Management System, Indata). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor, or beneficiary thereof. If a director or director nominee is a PIM client, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

e.       To address the fourth potential conflict identified above, PIM’s CCO, or designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

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f.     The following special rules shall apply when a conflict is noted in the folder:

i.        In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

ii.        The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst’s determination whether a vote for or against a proposal is in the best interests of PIM’s clients.

iii.        If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of its other clients.

iv.        If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.

v.        In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

vi.        In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer, and the Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

A designated member of PIM’s client service team will notify each client who holds the securities of the company soliciting the vote on such proposal, and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM’s conflict of interest, the ISS recommendation, and PIM’s recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy in the manner it deems to be in the best interest of the client.

PIM will always defer to ISS when it votes a proxy of company shares accepted as a client accommodation, where said shares will not be held as part of the managed portfolio.

On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct that ISS posts on its website.

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3.       Vote

Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability). In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance. We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes periodic meetings with senior management of portfolio companies. PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services. Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

The Analyst who is responsible for following the company votes the proxies for that company. If such Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Analyst must complete a special “Disclosure of Personal Holdings Form” and the Director of Research must sign off on the Analyst’s votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator. It is the responsibility of each Analyst to disclose such personal interest and obtain such initials. Any other owner, partner, officer, director, or employee of the Firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

a. Support management recommendations for the election of directors and appointment of auditors (subject to j below).

b. Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters, PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:

i.	With respect to incentive option arrangements:

•	The proposed plan is in excess of 10% of shares, or

•	The company has issued 3% or more of outstanding shares in a single year in the recent past, or

•	The new plan replaces an existing plan before the existing plan’s termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns, or

•	The proposed plan resets options, or similarly compensates executives, for declines in a company’s stock price. This includes circumstances where a plan calls for exchanging a lower number of options with lower strike prices for an existing larger volume of options with high strike prices, even when the option valuations might be considered the same total value. However, this would not include instances where such a plan seeks to retain key executives who have been undercompensated in the past.

For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:

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A = the number of shares reserved under the new plan/amendment

B = the number of shares available under continuing plans

C = granted but unexercised shares under all plans

D = shares outstanding, plus convertible debt, convertible equity, and warrants

ii.	With respect to severance, golden parachute or other incentive compensation arrangements:

•	The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry (based solely on information about those arrangements which may be found in the company’s public disclosures and in ISS reports); or

•	The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a CASE-BY-CASE analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive’s then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

•	The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).

c.      PIM prefers a shareholder vote on compensation plans in order to provide a mechanism to register discontent with pay plans. In general, PIM will support proposals to have non-binding shareholder votes on compensation plans so long as these proposals are worded in a generic manner that is unrestrictive to actual company plans. However, PIM may oppose these proposals if PIM deems that the proposal:

i. restricts the company’s ability to hire new, suitable management, or

ii. restricts an otherwise responsible management team in some other way harmful to the company.

d.      Support facilitation of financings, acquisitions, stock splits, and increases in shares of capital stock that do not discourage acquisition of the company soliciting the proxy.

e.      Consider each environmental, social or corporate governance (ESG) proposal on its own merits.

f.      Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

g.      Oppose classified boards and any other proposals designed to eliminate or restrict shareholders’ rights.

h.      Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

i.      Oppose vague, overly broad, open-ended, or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

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j.      Make sure management is complying with current requirements such as of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters, the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:

•	PIM generally will vote against auditors and withhold votes from Audit Committee members if non-audit (“other”) fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

In applying the above fee formula, PIM will use the following definitions:

–	Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

–	Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

–	Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

•	PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

•	PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

•	PIM generally will withhold votes from any insiders flagged by ISS on audit compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

•	In general, PIM will not support shareholder proposals to vote against directors unless PIM determines that clear shareholder value destruction has occurred as a consequence of the directors’ actions. When shareholders propose voting against directors serving on compensation committees, PIM will evaluate ISS’ opinions and recommendations, but will vote on the issue based on PIM’s assessment of the matter and independently of ISS’ criteria.

•	PIM will apply a CASE-BY-CASE approach to determine whether to vote for or against directors nominated by outside parties whose interests may conflict with our interests as shareholders, regardless of whether management agrees with the nomination.

•	PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a CASE-BY-CASE basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.

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k.     Support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

l.      Support proposals enabling shareholders to call a special meeting of a company so long as a 15% threshold is necessary in order for shareholders to do so. However, on a CASE-BY-CASE basis as determined by the Analyst voting the proxy, a 10% threshold may be deemed more appropriate should particular circumstances warrant; for example, in instances where executive compensation or governance has been an issue for a company.

m.     PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant. In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.

It is understood that PIM’s and ISS’ ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares. For these votes only, we will defer to ISS’ recommendations, since we will not have firsthand knowledge of the companies and cannot devote research time to them.

Proxies for securities on loan through securities lending programs will generally not be voted. Since PIM’s clients generally control these securities lending decisions, PIM may not be able to recall a security for voting purposes even if the issue is material; however, it will use its best efforts. In certain instances, PIM’s commingled funds may participate in securities lending programs. PIM will use best efforts to have shares recalled in time to vote on material issues.

4.	Return Proxies

The Chief Compliance Officer or designee shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes.

5.	Client Disclosures

PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

PIM will provide proxy voting summary reports to clients, on request. With respect to PIM’s mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.

6.	Recordkeeping

A.     PIM will maintain a list of dedicated proxy contacts for its clients as required. Each client will be asked to provide the name, email address, telephone number, and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section I.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

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B.      PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM’s principal office and 3 years in offsite storage.

i.	Copies of PIM’s proxy voting policies and procedures, and any amendments thereto.

ii.	Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

iii.	The vote cast for each proposal overall as well as by account.

iv.	Records of any correspondence made regarding specific proxies and the voting thereof.

v.	Records of any reasons for deviations from broad voting guidelines.

vi.	Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

vii.	A record of proxies that were not received, and what actions were taken to obtain them.

viii.	Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests.

7.	Review of Policies

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM’s proxy committee. This committee consists of PIM’s Director of Research, CCO, and at least one Portfolio Manager (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee reviews these policies, procedures and guidelines at least annually, and makes such changes as it deems appropriate in light of current trends and developments in corporate governance and related issues, as well as operational issues facing the Firm.

II.	Corporate Actions

PIM is responsible for monitoring both mandatory (e.g. calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) and voluntary (e.g. rights offerings, exchange offerings, and tender offers) corporate actions. Operations personnel will ensure that all corporate actions received are promptly reviewed and recorded in PIM’s portfolio accounting system, and properly executed by the custodian banks for all eligible portfolios. On a daily basis, a file of PIM’s security database is sent to a third-party service, Vantage, via an automated upload which then provides corporate action information for securities included in the file. This information is received and acted upon by the Operations personnel responsible for corporate action processing. In addition, PIM receives details on voluntary and some mandatory corporate actions from the custodian banks via email or online system and all available data is used to properly understand each corporate event.

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Voluntary Corporate Actions - The Portfolio Management team is responsible for providing guidance to Operations on the course of action to be taken for each voluntary corporate action received. In some instances, the Portfolio Management team may maintain standing instructions on particular event types. As appropriate, Legal and Compliance may be consulted to determine whether certain clients may participate in particular corporate actions. Operations personnel will then notify each custodian banks, either through an online interface, via email, or with a signed faxed document of the election selected. Once all necessary information is received and the corporate action has been vetted, the event is processed in the portfolio accounting system and filed electronically. A log of holdings information related to the corporate action is maintained for each portfolio in order to confirm accuracy of processing.

III.	Class Actions

PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.

IVYPIVSAI (07-18)

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PART C:    OTHER INFORMATION

Item 28.    Exhibits:

(a)	Articles of Incorporation:

	(a)(1)	Declaration of Trust for Ivy Funds, dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(a)(2)	Schedule A to Declaration of Trust effective June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

	(a)(3)	Schedule A to Declaration of Trust, dated November 12, 2012, filed with Post-Effective Amendment No. 79, and incorporated by reference herein.

	(a)(4)	Schedule A to Declaration of Trust, amended February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

	(a)(5)	Schedule A to Declaration of Trust, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

	(a)(6)	Schedule A to Declaration of Trust, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

	(a)(7)	Schedule A to the Agreement and Declaration of Trust, amended May 20, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

	(a)(8)	Schedule A to the Agreement and Declaration of Trust, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

	(a)(9)	Schedule A to the Agreement and Declaration of Trust, amended January 30, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

	(a)(10)	Schedule A to the Agreement and Declaration of Trust, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

	(a)(11)	Schedule A to the Agreement and Declaration of Trust, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

	(a)(12)	Schedule A to the Agreement and Declaration of Trust, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

	(a)(13)	Schedule A to the Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

	(a)(14)	Schedule A to the Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

	(a)(15)	Schedule A to the Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

	(a)(16)	Schedule A to the Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

	(a)(17)	Schedule A to the Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

	(a)(18)	Schedule A to the Agreement and Declaration of Trust, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

	(a)(19)	Amended and Restated Agreement and Declaration of Trust for Ivy Funds, dated August 15, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

	(a)(20)	Schedule A to the Amended and Restated Agreement and Declaration of Trust, as amended November 15, 2017, filed with Post-Effective Amendment No. 151, and incorporated by reference herein.

	(a)(21)	Schedule A to the Amended and Restated Agreement and Declaration of Trust, to be filed in a subsequent Post-Effective Amendment.

(b)	By-laws:

	(b)(1)	By-laws for Ivy Funds, dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(c)	Instruments Defining the Rights of Security Holders:

Articles III, V, VI and VII of the Trust Instrument and Articles II and VI of the Bylaws each define the rights of shareholders.

(d)	Investment Advisory Contracts:

	(d)(1)	Investment Management Agreement between Ivy Funds and Ivy Investment Management Company on behalf of each of the series of the Trust, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(d)(4)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Advantus Capital Management, Inc. (Ivy Bond Fund, Ivy Mortgage Securities Fund and Ivy Real Estate Securities Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(d)(5)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Wall Street Associates (Ivy Micro Cap Growth Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(d)(6)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Mackenzie Financial Corporation (Ivy Global Natural Resources Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(d)(7)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Mackenzie Financial Corporation (Ivy Cundill Global Value Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(d)(8)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company on behalf of each of the series of the Trust, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

	(d)(9)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company on behalf of each of the series of the Trust, effective June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(d)(10)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company dated June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(d)(11)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company dated February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(d)(12)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company dated February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(d)(13)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and LaSalle Investment Management Securities, LLC and LaSalle Investment Management Securities B.V. (Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund) dated April 1, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(d)(14)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(d)(15)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(d)(16)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Pictet Asset Management Limited and Pictet Asset Management (Singapore) PTE Ltd (Ivy Emerging Markets Local Currency Debt Fund), dated February 26, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(d)(17)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(d)(18)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(d)(19)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Wall Street Associates (Ivy Micro Cap Growth Fund), effective July 2, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(d)(20)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Mackenzie Financial Corporation (Ivy Cundill Global Value Fund), effective February 21, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(d)(21)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(d)(22)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(d)(23)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(d)(24)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(d)(25)	Appendix C to the Shareholder Servicing Agreement between Ivy Funds and Ivy Investment Management Company, amended May 31, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(26)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Apollo Credit Management, LLC (Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund) dated October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(27)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and LaSalle Investment Management Securities, LLC and LaSalle Investment Management Securities B.V. (Ivy Apollo Multi-Asset Income Fund) dated October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(28)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(29)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(30)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(d)(31)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(d)(32)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Pictet Asset Management Limited and Pictet Asset Management SA (Ivy Targeted Return Bond Fund) dated December 23, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(d)(33)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(d)(34)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(d)(35)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(d)(36)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(d)(37)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and I.G. International Management Ltd. (Ivy IG International Small Cap Fund) dated January 9, 2017, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(d)(38)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(d)(39)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(d)(40)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(d)(41)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(d)(42)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and ProShare Advisors LLC (Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares MSCI ACWI Index Fund) dated April 18, 2017, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(d)(43)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(d)(44)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(d)(45)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and PineBridge Investments LLC (Ivy PineBridge High Yield Fund) dated May 17, 2017, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(d)(46)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(d)(47)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(d)(48)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, to be filed in a subsequent Post-Effective Amendment.

(d)(49)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, to be filed in a subsequent Post-Effective Amendment.

	(d)(50)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Pzena Investment Management, LLC (Ivy Pzena International Value Fund), to be filed in a subsequent Post-Effective Amendment.

(e)	Distribution Agreements:

	(e)(1)	Distribution Agreement between Ivy Funds and Ivy Funds Distributor, Inc., dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(e)(2)	Distribution Agreement between Ivy Funds and Ivy Funds Distributor, Inc., as amended May 22, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(f)	Bonus or Profit Sharing Contracts: Not applicable.

(g)	Custodian Agreements:

	(g)(1)	Custodian Agreement between UMB Bank, n.a. and Ivy Funds, dated March 8, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(g)(2)	Rule 17f-5 Delegation Agreement between Ivy Funds and UMB Bank, N.A., dated March 8, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(g)(3)	Appendix B to the Custodian Agreement between UMB Bank, n.a. and Ivy Funds, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

	(g)(4)	Supplement to the Custodian Agreement between UMB Bank, n.a. and Ivy Funds, dated as of July 1, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

	(g)(5)	Custody Agreement between The Bank of New York Mellon and Ivy Funds, dated March 9, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

	(g)(6)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

	(g)(7)	Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, dated March 9, 2012, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

	(g)(8)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

	(g)(9)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

	(g)(10)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

	(g)(11)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(g)(12)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(g)(13)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(g)(14)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(g)(15)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(g)(16)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(g)(17)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(g)(18)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(g)(19)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(g)(20)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(g)(21)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(g)(22)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(g)(23)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(g)(24)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(g)(25)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(g)(26)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

	(g)(27)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

	(g)(28)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

	(g)(29)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

	(g)(30)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

	(g)(31)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

	(g)(32)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, to be filed in a subsequent Post-Effective Amendment.

	(g)(33)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, to be filed in a subsequent Post-Effective Amendment.

(h)	Other Material Contracts:

	(h)(1)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Bond Fund, Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy Mid Cap Growth Fund, Ivy Money Market Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(2)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy New Opportunities Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(3)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund and Ivy International Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(4)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Energy Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(5)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(6)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Large Cap Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(7)	Expense Limitation Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Micro Cap Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(8)	Expense Limitation Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Municipal High Income Fund and Ivy Tax-Managed Equity Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(9)	Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(10)	Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(11)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy New Opportunities Fund, dated April 1, 2010, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

(h)(12)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Limited-Term Bond Fund, dated May 26, 2010, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

(h)(13)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Value Fund, dated July 29, 2010, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

(h)(14)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated May 24, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(15)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Municipal High Income Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund and Ivy Value Fund, dated May 24, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(16)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated May 24, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(17)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Large Cap Growth Fund, dated May 24, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(18)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, effective June 9, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(19)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(20)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(21)	Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended May 22, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(h)(22)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company effective June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(h)(23)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Equity Income Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(h)(24)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

(h)(25)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Municipal High Income Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund and Ivy Value Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

(h)(26)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

(h)(27)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Income Allocation Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

(h)(28)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 79, and incorporated by reference herein.

(h)(29)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company amended February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(30)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company amended February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(31)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company amended February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(32)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund effective March 6, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(33)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund effective March 6, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(34)	Exhibit C to the Administrative and Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(h)(35)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy Global Real Estate Fund, Ivy Global Risk-Managed Real Estate Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Money Market Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated July 1, 2013, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(h)(36)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy Global Equity Income Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, and Ivy Small Cap Growth Fund, dated July 1, 2013, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(h)(37)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated July 1, 2013, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(h)(38)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(h)(39)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(h)(40)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(h)(41)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Equity Fund, dated November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(h)(42)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Local Currency Debt Fund, effective February 26, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(43)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Local Currency Debt Fund, effective February 26, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(44)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(45)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(46)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(47)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended May 20, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(h)(48)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Mid Cap Income Opportunities Fund, effective August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(49)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Mid Cap Income Opportunities Fund, effective August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(50)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(51)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(52)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(53)	Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, effective August 13, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(54)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(h)(55)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(h)(56)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(h)(57)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended February 24, 2015, filed with Post-Effective Amendment No. 105, and incorporated by reference herein.

(h)(58)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(59)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(60)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(61)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund, effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(62)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund, effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(63)	Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(64)	Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(65)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Targeted Return Bond Fund dated December 21, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(66)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Targeted Return Bond Fund dated December 21, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(67)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(68)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(69)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(70)	Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(71)	Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(72)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Local Currency Debt Fund dated December 21, 2015, filed with Post-Effective Amendment No. 112, and incorporated by reference herein.

(h)(73)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Local Currency Debt Fund dated December 21, 2015, filed with Post-Effective Amendment No. 112, and incorporated by reference herein.

(h)(74)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Global Equity Income Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund, dated July 28, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(75)	Expense Reimbursement Agreement between Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Emerging Markets Equity Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated July 28, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(76)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated July 28, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(77)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Equity Fund, dated July 28, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(78)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Managed International Opportunities Fund, dated July 28, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(79)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Mid Cap Income Opportunities Fund, dated July 28, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(80)	Investment Management Fee Reduction Agreement between Ivy Investment Management Company and Ivy Funds, on behalf of its series Ivy Cundill Global Value Fund, dated July 28, 2016, and effective August 1, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(81)	Investment Management Fee Reduction Agreement between Ivy Investment Management Company and Ivy Funds, on behalf of its series Ivy Real Estate Securities Fund, dated July 28, 2016, and effective August 1, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(82)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy California Municipal High Income Fund dated September 30, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(83)	Expense Reimbursement Agreement between Ivy Funds Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy California Municipal High Income Fund dated September 30, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(84)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(85)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(86)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(87)	Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(88)	Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(89)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy IG International Small Cap Fund, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(90)	Expense Reimbursement Agreement between Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy IG International Small Cap Fund, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(91)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(92)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(93)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(94)	Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(95)	Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(96)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Bond Fund, Ivy Emerging Markets Equity Fund and Ivy LaSalle Global Real Estate Fund, dated January 9, 2017, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(h)(97)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund, dated January 31, 2017, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(h)(98)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Emerging Markets Local Currency Debt Fund, dated January 31, 2017, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(h)(99)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Targeted Return Bond Fund, dated January 31, 2017, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(h)(100)	Expense Reimbursement Agreement between Ivy Distributors, Inc., and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy Emerging Markets Local Currency Debt Fund and Ivy Targeted Return Bond Fund, dated January 31, 2017, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(h)(101)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Crossover Credit Fund, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(102)	Expense Reimbursement Agreement between Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Crossover Credit Fund, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(103)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(104)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(105)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(106)	Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(107)	Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(108)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares MSCI ACWI Index Fund, dated February 22, 2017, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(h)(109)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(h)(110)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(h)(111)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(h)(112)	Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(h)(113)	Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(h)(114)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy PineBridge High Yield Fund, dated May 17, 2017, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(h)(115)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(h)(116)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(h)(117)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(h)(118)	Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(h)(119)	Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(h)(120)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(121)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Advantus Bond Fund, Ivy Advantus Real Estate Securities Fund, Ivy Asset Strategy Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Emerging Markets Equity Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Income Allocation Fund, Ivy Government Securities Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal High Income Fund, Ivy Natural Resources Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund, dated May 18, 2017, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(122)	Expense Reimbursement Agreement by and between Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Advantus Bond Fund, Ivy Advantus Real Estate Securities Fund, Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Emerging Markets Equity Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Global Income Allocation Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Natural Resources Fund, Ivy Science and Technology Fund, Ivy Small Cap Core Fund, Ivy Small Cap Growth Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated May 18, 2017, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(123)	Investment Management Fee Reduction Agreement by and between Ivy Investment Management Company and Ivy Funds, on behalf of its series Ivy Cundill Global Value Fund, dated August 1, 2016, as amended May 18, 2017, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(124)	Investment Management Fee Reduction Agreement by and between Ivy Investment Management Company and Ivy Funds, on behalf of its series Ivy Advantus Real Estate Securities Fund, dated August 1, 2016, as amended May 18, 2017, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(125)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy California Municipal High Income Fund, Ivy Government Money Market Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Managed International Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund and Ivy Tax-Managed Equity Fund, dated June 29, 2017, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(126)	Expense Reimbursement Agreement by and between Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Emerging Markets Equity Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Small Cap Core Fund and Ivy Small Cap Growth Fund, dated June 29, 2017, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(127)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(128)	Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(129)	Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(130)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(131)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(132)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Government Securities Fund, dated May 17, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(133)	Expense Reimbursement Agreement by and between Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Government Securities Fund, dated May 17, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(134)	Amended and Restated Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended November 15, 2017, filed with Post-Effective Amendment No. 151, and incorporated by reference herein.

(h)(135)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Global Equity Income Fund, dated November 14, 2017, filed with Post-Effective Amendment No. 151, and incorporated by reference herein.

(h)(136)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Pictet Emerging Markets Local Currency Debt Fund, dated May 18, 2017, filed with Post-Effective Amendment No. 154, and incorporated by reference herein.

	(h)(137)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy IG International Small Cap Fund and Ivy Pictet Targeted Return Bond Fund, dated November 15, 2017, filed with Post-Effective Amendment No. 154, and incorporated by reference herein.

	(h)(138)	Expense Reimbursement Agreement by and between Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy IG International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund, dated November 15, 2017, filed with Post-Effective Amendment No. 154, and incorporated by reference herein.

	(h)(139)	Amended and Restated Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, to be filed in a subsequent Post-Effective Amendment.

	(h)(140)	Amended and Restated Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, to be filed in a subsequent Post-Effective Amendment.

	(h)(142)	Amended and Restated Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, to be filed in a subsequent Post-Effective Amendment.

	(h)(143)	Amended and Restated Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios and Ivy Investment Management Company, to be filed in a subsequent Post-Effective Amendment.

	(h)(144)	Amended and Restated Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios and Ivy Investment Management Company, to be filed in a subsequent Post-Effective Amendment.

	(h)(145)	Expense Reimbursement Agreement by and between Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Pzena International Value Fund, to be filed in a subsequent Post-Effective Amendment.

	(h)(146)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Pzena International Value Fund, to be filed in a subsequent Post-Effective Amendment.

(i)	Opinion and Consent of Counsel: To be filed in a subsequent Post-Effective Amendment.

(j)	Consent of Independent Registered Public Accounting Firm: To be filed in a subsequent Post-Effective Amendment.

(k)	Omitted Financial Statements: Not applicable.

(l)	Initial Capital Agreements: Not applicable.

(m)	Rule 12b-1 Plans:

	(m)(2)	Distribution and Service Plan, dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(m)(3)	Amended and Restated Appendix A to the Ivy Funds Distribution and Service Plan, dated November 13, 2008, as amended January 9, 2017, and effective February 22, 2017, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

	(m)(4)	Amended and Restated Appendix A to the Ivy Funds Distribution and Service Plan, dated November 13, 2008, as amended January 9, 2017, and effective April 20, 2017, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

	(m)(5)	Amended and Restated Appendix A to the Ivy Funds Distribution and Service Plan, dated November 13, 2008, as amended January 9, 2017, and effective May 18, 2017, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

	(m)(6)	Amended and Restated Appendix A to the Ivy Funds Distribution and Service Plan, dated November 13, 2008, to be filed in a subsequent Post-Effective Amendment.

(n)	Rule 18f-3 Plans:

	(n)(1)	Multiple Class Plan for Ivy Funds, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(n)(2)	Appendix A to the Multiple Class Plan for Ivy Funds, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

	(n)(3)	Appendix A to the Multiple Class Plan for Ivy Funds effective June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

	(n)(4)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 79, and incorporated by reference herein.

	(n)(5)	Appendix A to the Multiple Class Plan for Ivy Funds, amended February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

	(n)(6)	Appendix A to the Multiple Class Plan for Ivy Funds, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

	(n)(7)	Appendix A to the Multiple Class Plan for Ivy Funds, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

	(n)(8)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

	(n)(9)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

	(n)(10)	Appendix A to the Multiple Class Plan for Ivy Funds, amended January 30, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

	(n)(11)	Appendix A to the Multiple Class Plan for Ivy Funds, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

	(n)(12)	Appendix A to the Multiple Class Plan for Ivy Funds, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

	(n)(13)	Appendix A to the Multiple Class Plan for Ivy Funds, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

	(n)(14)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

	(n)(15)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

	(n)(16)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

	(n)(17)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

	(n)(18)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

	(n)(19)	Appendix A to the Multiple Class Plan for Ivy Funds, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

	(n)(20)	Amended and Restated Appendix A to the Multiple Class Plan for Ivy Funds, as amended November 15, 2017, filed with Post-Effective Amendment No. 151, and incorporated by reference herein.

	(n)(21)	Amended and Restated Appendix A to the Multiple Class Plan for Ivy Funds, to be filed in a subsequent Post-Effective Amendment.

(p)	Codes of Ethics:

Code of Ethics, as amended August 2007, filed by EDGAR on May 30, 2008 as EX-99.B(p)code to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A and incorporated by reference herein.

Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed by EDGAR on January 28, 2004 as EX-99.B(p)code-so-ivy to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A and incorporated by reference herein.

	(p)(1)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Waddell & Reed InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company, as revised May 2010, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

	(p)(2)	Code of Ethics for Advantus Capital Management, Inc., dated January 2009, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

	(p)(3)	Code of Ethics for Mackenzie Financial Corporation, dated October 2008, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

(p)(4)	Code of Ethics for Wall Street Associates, dated December 2009, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

(p)(5)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Waddell & Reed InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company (WISC), as revised May 2011, filed with Post-Effective Amendment No. 72, and incorporated by reference herein.

(p)(6)	Code of Ethics for Mackenzie Financial Corporation, dated April 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

(p)(7)	Code of Ethics for Advantus Capital Management, Inc., dated May 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

(p)(8)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc., and Waddell & Reed Services Company, doing business as WI Services Company, as revised November 2012, filed with Post-Effective Amendment No. 79, and incorporated by reference herein.

(p)(9)	Code of Ethics for LaSalle Investment Management (Securities), L.P., LaSalle Investment Management Securities B.V. and LaSalle Investment Management Securities Hong Kong, effective January 24, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(p)(10)	Code of Ethics for Wall Street Associates, dated December 2012, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(p)(11)	Code of Ethics for Advantus Capital Management, Inc. and Affiliates, dated April 10, 2013, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(p)(12)	Code of Ethics for Pictet Asset Management, dated July 2013, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(p)(13)	Code of Ethics for Advantus Capital Management, Inc., dated January 31, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(p)(14)	Code of Ethics for LaSalle Investment Management (Securities), L.P., LaSalle Investment Management Securities B.V. and LaSalle Investment Management Securities Hong Kong, effective April 7, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(p)(15)	Code of Ethics for Mackenzie Financial Corporation, dated October 2012, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(p)(16)	Code of Ethics for Wall Street Associates, dated December 2013, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(p)(17)	Code of Ethics for LaSalle Investment Management (Securities), L.P., LaSalle Investment Management Securities B.V. and LaSalle Investment Management Securities Hong Kong, amended March 25, 2015, filed with Post-Effective Amendment No. 105, and incorporated by reference herein.

(p)(18)	Code of Ethics for Apollo Credit Management, LLC, amended July 2014, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(p)(19)	Code of Ethics for Pictet Asset Management, amended March 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(p)(20)	Code of Ethics for LaSalle Investment Management Securities, effective March 14, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(p)(21)	Investors Group Inc. Personal Trading Conduct Policy for Directors and Access Persons, dated April 28, 2010, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(p)(22)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Funds, Ivy NextShares, Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, doing business as WI Services Company, and Ivy High Income Opportunities Fund, as revised August 2015, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(p)(23)	Code of Ethics for Apollo Credit Management, LLC, amended October 2016, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(p)(24)	Code of Ethics for ProShare Advisors LLC, dated September 16, 2015, as revised September 12, 2016, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(p)(25)	Code of Ethics for PineBridge Investments LLC, effective November 2016, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(p)(26)	Code of Ethics for Advantus Capital Management, Inc., dated July 28, 2016, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(p)(27)	Code of Ethics for Pictet Asset Management, amended December 2017, filed with Post-Effective Amendment No. 154, and incorporated by reference herein.

(p)(28)	Code of Ethics for Pzena Investment Management, LLC, to be filed in a subsequent Post-Effective Amendment.

Item 29. Persons Controlled by or Under Common Control with Registrant: Not applicable.

Item 30. Indemnification

Reference is made to Article VII of the Trust Instrument of the Registrant, filed by EDGAR on January 29, 2010 as Exhibit (a)(1) to Post-Effective Amendment No. 65 and to Article VI of the Distribution Agreement, filed by EDGAR on January 29, 2010 as Exhibit (e)(1) to Post-Effective Amendment No. 65, and to Article VII of the Amended and Restated Agreement and Declaration of Trust, filed by EDGAR on September 1, 2017, as Exhibit (a)(19) to Post-Effective Amendment No. 146, each of which provides indemnification. Also refer to Section 3817 of the Delaware Statutory Trust Act.

Registrant undertakes to carry out all indemnification provisions of its Trust Instrument, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Ivy Investment Management Company (IICO) is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between IICO and the Registrant, IICO is to provide investment management services to the Registrant. IICO is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of the Registration Statement and to other investment advisory clients.

Each director and executive officer of IICO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of IICO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information (SAI) of the Registrant. The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

As to each director and officer of IICO, reference is made to Part A and Part B of the Prospectus and SAI of this Registrant.

Item 32. Principal Underwriter and Distributor

(a) Ivy Distributors, Inc. (IDI) has served as principal underwriter and distributor to the Funds. Pursuant to the Principal Underwriting Agreement, IDI offers the Fund’s shares through financial advisors of Waddell & Reed, Inc. and Legend Equities Corporation (Legend) and sales managers and through other broker-dealers, banks and other appropriate intermediaries (the sales force). IDI also is the principal underwriter to the Ivy Variable Insurance Portfolios.

(b) The information contained in the underwriter’s application on Form BD, as filed on April 23, 2018, SEC No. 8-27030, under the Securities Exchange Act of 1934, is herein incorporated by reference.

(c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are under the possession of Mr. Joseph W. Kauten and Mr. Philip A. Shipp, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

Item 34. Management Services

There are no service contracts other than as discussed in Part A and B of the Registration Statement and listed in response to the Item numbers contained herein in this Part C of this Post-Effective Amendment.

Item 35. Undertakings: Not applicable.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, IVY FUNDS (hereinafter called the Trust), and certain trustees and officers for the Trust, do hereby constitute and appoint PHILIP J. SANDERS, MARK P. BUYLE, J. J. RICHIE and PHILIP A. SHIPP, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such trustees and officers in his/her behalf as such trustee or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:    May 16, 2018

/s/ Philip J. Sanders	/s/ Frank J. Ross, Jr.
Philip J. Sanders, President	Frank J. Ross, Jr., Trustee

/s/ Joseph Harroz, Jr.	/s/ Michael G. Smith
Joseph Harroz, Jr., Chairman and Trustee	Michael G. Smith, Trustee

/s/ Jarold W. Boettcher	/s/ Edward M. Tighe
Jarold W. Boettcher, Trustee	Edward M. Tighe, Trustee

/s/ James M. Concannon
James M. Concannon, Trustee

/s/ James D. Gressett
James D. Gressett, Trustee

/s/ Henry J. Herrmann
Henry J. Herrmann, Trustee

/s/ Glendon E. Johnson, Jr.
Glendon E. Johnson, Jr., Trustee

Attest:

/s/ Jennifer K. Dulski
Jennifer K. Dulski, Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 31st day of May, 2018.

IVY FUNDS a Delaware statutory trust
(Registrant)
By /s/Philip J. Sanders
Philip J. Sanders, President

Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated on the 31st day of May, 2018.

Signatures	Title

/s/Joseph Harroz, Jr.*	Chairman and Trustee
Joseph Harroz, Jr.

/s/Philip J. Sanders	President
Philip J. Sanders

/s/Joseph W. Kauten	Vice President, Treasurer and
Joseph W. Kauten	and Principal Financial Officer

/s/Jarold W. Boettcher*	Trustee
Jarold W. Boettcher

/s/James M. Concannon*	Trustee
James M. Concannon

/s/James D. Gressett*	Trustee
James D. Gressett

/s/Henry J. Herrmann*	Trustee
Henry J. Herrmann

/s/Glendon E. Johnson, Jr.*	Trustee
Glendon E. Johnson, Jr.

/s/Frank J. Ross, Jr.*	Trustee
Frank J. Ross, Jr.

/s/Michael G. Smith*	Trustee
Michael G. Smith

/s/Edward M. Tighe*	Trustee
Edward M. Tighe

*By:	/s/Philip A. Shipp
Philip A. Shipp
Attorney-in-Fact

ATTEST:	/s/Jennifer K. Dulski
Jennifer K. Dulski
Secretary